[FIRST FUNDS LOGO]


FIRST FUNDS                                                      370 17th Street
                                                                      Suite 3100
GROWTH & INCOME PORTFOLIO                                Denver, Colorado  80202

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PROSPECTUS FOR CLASSES I, II, AND III
October 26, 1998
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  First Funds (the Trust) offers investors a convenient and economical means of investing in a professionally managed equity mutual fund. The objective of the Growth & Income Portfolio (the Portfolio) is to achieve maximum total return through a combination of capital appreciation and dividend income consistent with reasonable risk by investing primarily in equity securities. The Portfolio's net asset value per share will fluctuate in response to changes in the value of its investments.

  This Prospectus is designed to provide you with information that you should know before investing. Please read and retain this document for future reference. This Prospectus offers Class I, II and III shares of the Portfolio. Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar accounts (Institutional Accounts). Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions and other entities serving in trust, advisory, agency, custodial or similar capacities (each, an Institutional Investor and collectively, Institutional Investors) that meet the investment threshold for this Class of shares. Class II and III shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense and sales load structures to choose between. See "Expense Summary."

  A Statement of Additional Information (dated October 26, 1998) for the Portfolio has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. This Prospectus, the Annual Report and the Statement of Additional Information are available free upon request from ALPS Mutual Funds Services, Inc., (ALPS), the Portfolio's Distributor. The Annual Report for the fiscal period ended June 30, 1998 for the Portfolio is incorporated into the Statement of Additional Information by reference. Please call ALPS at 1-800-442-1941 (option 1) for more information concerning each Class of shares. If you are investing through a broker, other financial institution or adviser (Investment Professional), please contact that institution directly.

  MUTUAL FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, FIRST TENNESSEE BANK NATIONAL ASSOCIATION OR ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR JURISDICTION.





 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

                                                                  FFG&I-pro-1098

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                               TABLE OF CONTENTS
                                                                        Page
                                                                        ----

Summary Of Portfolio Expenses.............................................3

Financial Highlights......................................................4

What Is The Investment Objective Of The Portfolio?........................6

Is The Portfolio A Suitable Investment?; Investment Risks.................6

What Are The Portfolio's Investment Policies And Limitations?.............7

How Are Investments, Exchanges And Redemptions Made?......................7

How Is Performance Calculated?...........................................15

Portfolio Transactions...................................................15

What Is The Effect Of Federal Income Tax On This Investment?.............15

What Advisory And Other Fees Does The Portfolio Pay?.....................16

How Is The Portfolio Organized?..........................................17

Investment Instruments, Transactions, Strategies And Risks...............17
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                                       2
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                         SUMMARY OF PORTFOLIO EXPENSES
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  The purpose of the table below is to assist you in understanding the various costs and expenses that you would bear, directly or indirectly, by investing in the Portfolio. This standard format was developed for use by all mutual funds to help you make your investment decisions. The information below is based upon the Portfolio's expenses for the fiscal year ended June 30, 1998. This expense information should be considered along with other important information, such as the Portfolio's investment objective.

A.  EXPENSE SUMMARY


                                               GROWTH & INCOME PORTFOLIO
                                          ------------------------------------

SHAREHOLDER TRANSACTION EXPENSES:            CLASS I   CLASS II   CLASS III
                                             -------   --------   ---------
Maximum Sales Load on Purchases
  (as a percentage of offering price)         None       5.75%      None
Sales Load Imposed on Reinvested
  Distributions                               None       None       None
Deferred Sales Load
  (as a percentage of original purchase
  price or redemption proceeds, as
  applicable)                                 None       None       1.00%*
Redemption Fees                               None       None       None
Exchange Fee                                  None       None       None

ANNUAL PORTFOLIO OPERATING EXPENSES:
  (as a percentage of average net assets)
Management Fees**                             .50%       .50%       .50%
12B-1 Fees                                    .00%       .00%       .75%
Other Expenses                                .28%       .63%       .62%
                                              ----       ----       ----

Total Portfolio Operating Expenses**          .78%      1.13%       1.87%
                                              ====      =====       =====

* Applied to redemptions made during the first year after purchase. No deferred sales charges are imposed on redemptions after one year from date of purchase.
** After expense waivers.

   ANNUAL PORTFOLIO OPERATING EXPENSES. The Portfolio is obligated to pay Management Fees to First Tennessee Bank National Association (First Tennessee) for managing the Portfolio's investments. First Tennessee, as Investment Adviser, has voluntarily agreed to waive its investment advisory fee down to
 .50% of the Portfolio's average net assets; however, there is no guarantee that the waiver will continue. The Portfolio incurs Other Expenses, including Administration and Co-Administration Fees, for maintaining shareholder records, furnishing shareholder statements and reports, and other services. ALPS, as Administrator, is entitled to and charges .15% of the Portfolio's average net assets for administration services. First Tennessee, as Co-Administrator, is entitled to and charges .05% of the Portfolio's average net assets for co-administration services. Other Expenses also include Shareholder Servicing Fees of 0.25% with respect to Class II and Class III of the Portfolio.

   If the waivers were not in effect, Management Fees would be .65% for the current fiscal year for each Class. Total Portfolio Operating Expenses would be as follows:

                                       GROWTH & INCOME PORTFOLIO
                                      ----------------------------

                                      CLASS I  CLASS II  CLASS III
                                      -------  --------  ---------
Total Portfolio Operating Expenses      .93%     1.28%      2.02%

   There is no guarantee that any waivers will continue at their stated levels.

  Management Fees, 12b-1 Fees, Shareholder Servicing Fees, and Other Expenses, are reflected in the Portfolio's share price and are not charged directly to individual accounts. 12b-1 Fees are paid by Class III of the Portfolio to ALPS for services and expenses in connection with distribution. Shareholder Servicing Fees are paid by Class II and III of the Portfolio to Investment Professionals for services and expenses incurred in connection with providing personal service to shareholders and/or maintenance of shareholder accounts. Long-term shareholders may pay more than the economic equivalent of the maximum 8.50% front-end sales charge permitted by the National Association of Securities Dealers, Inc. (NASD) due to 12b-1 fees applicable to Class III shares. Please see "What Advisory And Other Fees Does The Portfolio Pay - Distribution Plan and Shareholder Servicing Plans" for further information.

  B. EXAMPLE: You would pay the following expenses for every $1,000 investment in each Class of shares of the Growth & Income Portfolio assuming (1) 5% annual return, (2) redemption at the end of each time period, (3) that operating expenses (net of expense waivers) are the same as described above, and (4) reinvestment of all dividends and distributions. THE RETURN OF 5% AND EXPENSES SHOULD NOT BE CONSIDERED INDICATIVE OF ACTUAL OR EXPECTED PERFORMANCE OR PORTFOLIO OPERATING EXPENSES, BOTH OF WHICH MAY VARY SIGNIFICANTLY:

                           GROWTH & INCOME PORTFOLIO
                         -----------------------------

                         Class I  Class II   Class III
                         -------  ---------  ---------
        1 year               $ 8      $ 68*       $ 29
        3 years              $25      $ 91*       $ 59
        5 years              $43      $116*       $101
        10 years             $97      $187*       $219

*Reflects imposition of maximum sales charge at the beginning of the period.

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                              FINANCIAL HIGHLIGHTS
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  The table that follows is included in the Annual Report for the Portfolio dated June 30, 1998 and has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report on the financial statements and the financial highlights for the Portfolio is included in the Annual Report. The financial statements and financial highlights are incorporated by reference into the Portfolio's Statement of Additional Information. The Annual Report contains additional performance information and will be made available upon request and without charge.

GROWTH & INCOME PORTFOLIO
                                                                               CLASS I
                                                        --------------------------------------------------------
                                                                       For the Year Ended June 30,
                                                        --------------------------------------------------------
                                                            1998       1997         1996          1995    1994**
                                                        --------   --------   ----------   -----------   -------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $  17.03   $  14.12   $    12.22   $     10.53   $ 10.00
                                                        --------------------------------------------------------
Income from investment operations:
Net investment income                                       0.17       0.18         0.19          0.23      0.17
Net realized and unrealized gain on investments             5.25       3.75         2.58          2.21      0.57
                                                        --------------------------------------------------------
Total from investment operations                            5.42       3.93         2.77          2.44      0.74
                                                        --------------------------------------------------------
Distributions:
Net investment income                                      (0.17)     (0.18)       (0.19)        (0.23)    (0.17)
Net realized gain                                          (0.72)     (0.84)       (0.68)        (0.52)    (0.04)
                                                        --------------------------------------------------------
Total distributions                                        (0.89)     (1.02)       (0.87)        (0.75)    (0.21)
                                                        --------------------------------------------------------
Net asset value, end of period                          $  21.56   $  17.03   $    14.12   $     12.22   $ 10.53
                                                        ========================================================
TOTAL RETURN+                                              32.55%     28.83%       23.54%        24.20%     7.39%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $651,363   $221,136   $  159,146   $   114,000   $82,751
Ratio of expenses to average daily net assets(1)            0.82%      0.83%        0.76%         0.47%     0.34%*
Ratio of net investment income to average net assets        0.78%      1.19%        1.40%         2.12%     1.83%*
Portfolio turnover rate                                        7%        25%          41%           33%       83%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                0.97%      0.98%        1.00%         0.99%     1.05%*

                                                                               CLASS II
                                                                   ------------------------------------

                                                                        For the Year Ended June 30,
                                                                   ------------------------------------
                                                                       1998         1997         1996**
                                                                   --------   ----------        -------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                               $  17.05   $    14.12     $   13.05
Income from investment operations:                                 ------------------------------------
Net investment income                                                  0.10         0.13          0.09
Net realized and unrealized gain on investments                        5.27         3.76          1.74
                                                                   ------------------------------------
Total from investment operations                                       5.37         3.89          1.83
Distributions:                                                     ------------------------------------
Net investment income                                                 (0.12)       (0.12)        (0.08)
Net realized gain                                                     (0.72)       (0.84)        (0.68)
                                                                   ------------------------------------
Total distributions                                                   (0.84)       (0.96)        (0.76)
                                                                   ------------------------------------
Net asset value, end of period                                     $  21.58   $    17.05     $   14.12
                                                                   ====================================
TOTAL RETURN+                                                         32.17%***    28.48%***     14.71%#***

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                              $ 46,863   $   16,514       $ 1,918
Ratio of expenses to average daily net assets(1)                       1.13%        1.14%         1.06%*
Ratio of net investment income to average net assets                   0.47%        0.88%         1.10%*
Portfolio turnover rate                                                   7%          25%           41%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    Such waivers not occurred is as follows.                           1.28%        1.29%         1.30%*

                                                                              CLASS III
                                                        --------------------------------------------------------

                                                                        For the Year Ended June 30,
                                                        --------------------------------------------------------
                                                            1998       1997         1996          1995    1994**
                                                        --------   --------   ----------   -----------   -------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $  16.99   $  14.11   $    12.23   $     10.51   $ 10.60
                                                        --------------------------------------------------------
Income from investment operations:
Net investment income (loss)                               (0.04)      0.02         0.03          0.06      0.06
Net realized and unrealized gain (loss) on
 investments                                                5.24       3.74         2.60          2.24     (0.05)
                                                        --------------------------------------------------------
Total from investment operations                            5.20       3.76         2.63          2.30      0.01
                                                        --------------------------------------------------------
Distributions:
Net investment income                                       0.00      (0.04)       (0.07)        (0.06)    (0.06)
Net realized gain                                          (0.72)     (0.84)       (0.68)        (0.52)    (0.04)
                                                        --------------------------------------------------------
Total distributions                                        (0.72)     (0.88)       (0.75)        (0.58)    (0.10)
                                                        --------------------------------------------------------
Net asset value, end of period                          $  21.47   $  16.99   $    14.11   $     12.23   $ 10.51
                                                        ========================================================
TOTAL RETURN+                                              31.16%     27.44%       22.19%        22.61%     0.08%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $ 79,360   $ 50,178   $   36,892   $    19,363   $ 2,094
Ratio of expenses to average daily net assets(1)            1.87%      1.94%        1.87%         1.72%     1.83%*
Ratio of net investment income to average net assets       (0.28)%     0.08%        0.29%         0.87%     0.34%*
Portfolio turnover rate                                        7%        25%          41%           33%       83%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                2.02%      2.09%        2.11%         2.26%     6.03%*

*   Annualized.
** Class I, II and III commenced operations on August 2, 1993, December 20, 1995 and December 9, 1993, respectively.
*** Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.

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               WHAT IS THE INVESTMENT OBJECTIVE OF THE PORTFOLIO?
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  First Tennessee serves as Investment Adviser to the Portfolio and, with the prior approval of the Board of Trustees (the Trustees), has engaged Highland Capital Management Corp. (Highland), to act as Sub-Adviser to the Portfolio. Subject to First Tennessee's supervision, Highland is responsible for the day-to-day investment management of the Portfolio, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objectives of the Portfolio. For additional information about the Portfolio's investment advisory arrangements, see "What Advisory And Other Fees Does The Portfolio Pay? - Investment Advisory and Management and Sub-Advisory Agreements."

  The investment objective of the Portfolio is to achieve maximum total return through a combination of capital appreciation and dividend income by investing at least 65% of its total assets in equity securities. However, the Investment Adviser and Sub-Adviser currently intend, under normal circumstances, to invest at least 80% of the Portfolio's total assets in equity securities, except where prevailing market conditions require a more defensive posture. There is no assurance that the Portfolio will achieve its investment objective. The permitted investments of the Portfolio are as follows:

  The Portfolio invests primarily in common stock and American Depository Receipts (ADRs) of U.S. and international companies that trade on major exchanges (NYSE, ASE, NASDAQ). Highland will analyze the fundamental values both of particular companies and industries. Fundamental analysis considers a company's essential soundness and future prospects, as well as overall industry outlook. Highland believes that companies with superior financial characteristics bought at attractive valuation levels, have produced superior results over time. To find such characteristics, Highland's analysts search for companies producing consistent earnings and growth over a full market cycle.
The portfolio managers use this research to select stocks for purchase or sale by the Portfolio.

  The Portfolio may also invest in convertible preferred stock, bonds and debentures that are convertible into common stock, options and may sell short securities it owns. The Portfolio may engage in repurchase agreements and reverse repurchase agreements, may buy and sell securities on a when-issued or delayed-delivery basis, and may purchase warrants, interests in real estate investment trusts, forward currency contracts, illiquid and restricted securities, and shares in other investment companies. The Portfolio may, for temporary defensive purposes, invest without limit in short-term money market securities including, but not limited to, U.S. government obligations, commercial paper, and certificates of deposit.

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           IS THE PORTFOLIO A SUITABLE INVESTMENT?; INVESTMENT RISKS
--------------------------------------------------------------------------------

  By itself, the Portfolio does not constitute a balanced investment plan. The Growth & Income Portfolio emphasizes maximizing total return through a combination of capital appreciation and dividend income by investing primarily in equity securities. An investment in the Portfolio may involve greater risk than is inherent in other types of investments since it seeks capital appreciation, and the value of its investments will generally fluctuate in response to stock market conditions. Further, investment in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. issuers. The Portfolio's share price, yield and total return will fluctuate. An investment in the Portfolio may be worth more or less than the original cost when shares are redeemed.

  In addition, the Portfolio may invest in instruments and securities generally known as derivative investments. These investments may include the use of forward currency contracts, put and call option contracts, zero coupon bonds and stripped fixed-income obligations. Highland may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Portfolio achieve its investment objective. Use of these instruments and techniques can alter the risk and return characteristics of the Portfolio. They may increase the Portfolio's volatility and may involve the investment of small amounts of cash relative to the magnitude of the risk assumed. This is called leverage. They may also result in a loss of principal if Highland judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investment strategy. Positions in options involve the risk that such options may fail as a hedging technique and that closing transactions may not be effected where a liquid secondary market does not exist.

  Further information about the types of securities in which the Portfolio may invest and their related risks, as well as the investment policies of the Portfolio in general are set forth in the section "Investment Instruments, Transactions, Strategies And Risks" and in the Statement of Additional Information.

  YEAR 2000 RISKS. The Portfolio, as with other financial and business organizations in the United States and around the world, could be adversely affected if computer systems used by the Portfolio's service providers, including its investment advisers, fail to correctly interpret and process date information concerning dates occurring on and after January 1, 2000. The Portfolio's service providers, including its investment advisers, have taken and continue to take steps to address this issue. However, there is no assurance that these steps will be sufficient to avoid an adverse impact on the Portfolio as a result of this issue.

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         WHAT ARE THE PORTFOLIO'S INVESTMENT POLICIES AND LIMITATIONS?
--------------------------------------------------------------------------------

  INVESTMENT LIMITATIONS. The Portfolio has adopted the following investment limitations:

       (1) With respect to 75% of the Portfolio's assets, the Portfolio will not purchase a security, other than U.S. government securities, if, as a result,
  (a) more than 5% of its total assets would be invested in the securities of any single issuer; or (b) the Portfolio would own more than 10% of the voting securities of any single issuer.

       (2) The Portfolio will not invest 25% or more of its total assets in a particular industry, other than U.S. government obligations.

       (3) (a) The Portfolio may borrow money solely for temporary or emergency
  purposes, but not in an amount exceeding 33 1/3% of its total assets.   (b)
  The Portfolio may borrow money from banks, or by engaging in reverse repurchase agreements. (c) The Portfolio will not purchase securities when borrowings exceed 5% of its total assets. If the Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.

       (4) (a) The Portfolio may temporarily lend its portfolio securities to broker-dealers and institutions, but only when the loans are fully collateralized. (b) Loans, in the aggregate, will be limited to 33 1/3% of the Portfolio's total assets.

  Unless otherwise noted, the Portfolio's policies and limitations are not fundamental and may be changed by the Trustees without shareholder approval.
The fundamental policies of the Portfolio that require shareholder approval prior to any changes are: the Portfolio's investment objective, and limitations
(1), (2), (3)(a), and (4)(b) above. With the exception of the Portfolio's policies and limitations regarding borrowing and investments in illiquid securities, these limitations and the Portfolio's policies are considered at the time of purchase of securities; the sale of securities is not required in the event of a subsequent change in circumstances.

  The investment policies and limitations set forth above are supplemented by the investment policies and limitations in the Statement of Additional Information. No assurance can be made that the Portfolio will achieve its objective, but it will follow the investment style described in this Prospectus.

  From time to time, the Portfolio, to the extent consistent with its investment objective, policies, and restrictions, may invest in securities of companies with which First Tennessee or any affiliates have lending relationships.


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              HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE?
--------------------------------------------------------------------------------

CLASS I
-------

WHO MAY INVEST?

  Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar Institutional Accounts. Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions, and other Institutional Investors serving in a trust, advisory, agency, custodial or similar capacity who meet the investment threshold for this Class of shares.

HOW IS AN INSTITUTIONAL ACCOUNT ESTABLISHED?

  An initial investment must be preceded by or made in conjunction with the establishment of an Institutional Account with an Institutional Investor. Establishment of an Institutional Account may require that documents and applications be completed and signed before the investment can be implemented. The Institutional Investor may require that certain documents be provided prior to making a redemption from the Portfolio. Institutional Investors may charge fees in addition to those described herein. Fee schedules for Institutional Accounts are available upon request from the Institutional Investor and are detailed in the agreements by which each client opens an account with an Institutional Investor.

HOW ARE INVESTMENTS MADE?

  Each Institutional Investor will transmit orders to the Transfer Agent, Chase Global Funds Services Company ( the Transfer Agent). If an order is received by the Transfer Agent prior to 4:00 p.m. Eastern Time on any Business Day (as defined in the section "How Are Investments, Exchanges And Redemptions Made - Class I, II and III - How Are Portfolio Shares Valued?") and the funds are received by the Transfer Agent that day, the investment will earn dividends declared, if any, on the day of purchase. Institutional Investors will wire funds through the Federal Reserve System. Purchases will be processed at the net asset value per share (NAV) calculated after an order is received and accepted by the Transfer Agent. The Portfolio requires advance notification of all wire purchases. To secure same day acceptance of federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability), an Institutional Investor must call the Transfer Agent at 1-800-442-1941, (option 2) prior to 4:00 p.m. Eastern Time on any Business Day to advise it of the wire. The Trust may discontinue offering its shares in any Class of a Portfolio without notice to shareholders.

  MINIMUM INVESTMENT AND ACCOUNT BALANCE. The minimum initial investment for each Institutional Investor is $750,000. Institutional Investors may satisfy the minimum investment by aggregating their Institutional Accounts within the Portfolio. Subsequent investments may be in any amount. If an Institutional Investor's Class I account falls below $375,000 due to redemption, the Portfolio may close the account. An Institutional Investor may be notified if the minimum balance is not being maintained and will be allowed 30 days to make additional investments before its account is closed. Shares will be redeemed at the NAV on the day the account is closed, and proceeds will be sent to the address of record.

  Should an Institutional Investor or a beneficial owner of Class I shares cease to be eligible to participate in this Class, Class I shares held in an Institutional Account may be converted to shares of another Class. Any such conversion will be effected on the basis of the relative NAVs of the two Classes without the imposition of any sales load, fee or other charge. Institutional Investors or beneficial owners will receive at least 30 days prior notice of any proposed conversion.

HOW ARE REDEMPTIONS MADE?

  Institutional Investors may redeem all or a portion of their account shares on any Business Day. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request and will earn dividends declared, if any, through the day prior to redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

  Institutional Investors may make redemptions by wire provided they have established a wire account with the Transfer Agent. Please call 1-800-442-1941, (option 2) to advise the Transfer Agent of the wire. If telephone instructions are received before 4:00 p.m. Eastern Time on any Business Day, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. The Institutional Investor may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent at 73 Tremont Street, Boston, Massachusetts, 02108.

  Pursuant to the Investment Company Act of 1940, as amended (1940 Act), if making immediate payment of redemption proceeds could adversely affect the Portfolio, payments may be made up to seven days later. Also, when the New York Stock Exchange (NYSE) is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent Portfolio securities are traded in other markets on days when either the NYSE or the Federal Reserve Bank of New York (New York Federal Reserve) is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

  If transactions by telephone cannot be executed (for example, during times of unusual market activity), orders may be placed by mail to the Transfer Agent.
In case of suspension of the right of redemption, the Institutional Investor may either withdraw its request for redemption or it will receive payment based on the NAV next determined after the termination of the suspension.

ADDITIONAL INFORMATION

  The Portfolio also reserves the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in First Tennessee's opinion, they are of a size that would disrupt management of the Portfolio.

  In order to allow First Tennessee to manage the Portfolio most effectively, Institutional Investors are strongly urged to initiate all trades (investments, exchanges and redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of trades in excess of $1 million. In making these trade requests, the name of the Institutional Investor and the account number(s) must be supplied.

  Transactions may be initiated by telephone. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized telephone transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. The Portfolio or its agents may also record calls and an Institutional Investor should verify the accuracy of confirmation statements immediately after receipt. If an Institutional Investor does not want to be able to initiate redemptions and exchanges by telephone, please call the Transfer Agent for instructions.

CLASS II AND III
----------------

WHO MAY INVEST?

  Class II and III shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense and sales load structures to choose between. See "Summary Of Portfolio Expenses."

INVESTMENT REQUIREMENTS

  The minimum initial investment in Class II or III shares is $1,000. Subsequent investments may be in any amount greater than $100. If you participate in the Systematic Investing Program (see "Systematic Investing Program" below) or the "A Plus Card Program" (a consumer discount card program provided by "A" Plus Strategic Alliances, Inc., a subsidiary of First Tennessee), the minimum initial investment is $250, and subsequent investments may be in any amount of $25 or greater. If you are an employee of First Tennessee or any of its affiliates and you participate in the Systematic Investing Program, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater. If your balance in the Portfolio falls below the applicable minimum investment requirement due to redemption, you may be given 30 days' notice to reestablish the minimum balance. If you do not reestablish the minimum balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed on the day the account is closed.

  All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $100, and the minimum investment requirement still applies (excluding the specific circumstances, stated above, which reduce the minimum investment requirement). The Portfolio reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

  You may initiate any transaction either directly or through your Investment Professional. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. Your Investment Professional may also record calls and you should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want to be able to redeem and exchange by telephone, please check the box on your application (if you invest directly) or, if you invest through an Investment Professional, please call your Investment Professional for instructions.

HOW DO I SET UP AN ACCOUNT?

  You may set up an account directly in the Portfolio or you may invest in the Portfolio through your Investment Professional (see "How Do I Invest Through My Investment Professional" below). Shares will be purchased based on the NAV next calculated after the Transfer Agent has received the request in proper form. If you are investing through an Investment Professional, transactions that your Investment Professional initiates should be transmitted to the Transfer Agent before 4:00 p.m. Eastern Time in order for you to receive that day's share price. The Transfer Agent must receive payment within three business days after an order is placed. Otherwise, the purchase order may be canceled and you could be held liable for the resulting fees and/or losses. An investor will earn dividends declared, if any, on the day of purchase if the funds are received by the Transfer Agent that day.

HOW DO I INVEST DIRECTLY?

  When opening a new account directly, you must complete and sign an account application and send it to First Funds, 73 Tremont Street, Boston, MA 02108. Telephone representatives are available at 1-800-442-1941, (option 2) between the hours of 8:00 a.m. to 4:00 p.m. Central Time (9:00 a.m. to 5:00 p.m. Eastern
Time), Monday through Friday.

  Investments may be made in several ways:

  BY MAIL: Make your check payable to First Funds: Growth & Income Portfolio, and mail it, along with the application, to the address indicated on the application. Your account will be credited on the business day that the Transfer Agent receives your application in good order.

  BY BANK TRANSFER: Bank transfer allows you to move money between your bank account and your First Funds account. This automatic service allows you to transfer money from your bank account via the Automated Clearing House (ACH) network to your Portfolio account. First, a Portfolio account must be established, and an application sent to the Transfer Agent. Next, a deposit account must be opened at a bank providing bank transfer services and you must arrange for this service to be provided. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

  BY WIRE: Call 1-800-442-1941, (option 2) to set up your Portfolio account to accommodate wire transactions. To initiate your wire transaction, call your depository institution. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

        Chase Manhattan Bank, N.A.
        ABA #021000021
        First Funds
        Credit DDA #910-2-733335
        (Account Registration)
        (Account Number)
        (Wire Control Number) *See Below*

  Prior to sending wires, please be sure to call 1-800-442-1941, (option 2) to receive a Wire Control Number to be included in the body of the wire (see above).

  Your bank may charge you a fee for this service.

HOW DO I REDEEM SHARES WHEN INVESTING DIRECTLY?

  You may redeem all or a portion of your shares on any day that the Portfolio is open for business. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request and will earn dividends declared, if any, through the day prior to redemption. If a Portfolio account is closed, any accrued dividends will be paid at the beginning of the following month.

  You may redeem shares in several ways:

  BY MAIL: Write a "letter of instruction" with your name, the Portfolio's name, your Portfolio account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application, along with a signature guarantee as described below.

  A signature guarantee is designed to protect you, the Portfolio, and its agents from fraud. Your written request requires a signature guarantee if you wish to redeem more than $1,000 worth of shares; if your Portfolio account registration has changed within the last 30 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another First Funds account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

  BY BANK TRANSFER: When establishing your account in the Portfolio, you must have indicated this account privilege in order to authorize the redemption of monies with the proceeds transferred to your bank account. To authorize a redemption, simply contact the Transfer Agent at 1-800-442-1941, (option 2) and your redemption will be processed at the NAV next calculated. Please allow two or three days after the authorization for monies to reach your bank account.

  BY WIRE: You may make redemptions by wire provided you have established a Portfolio account to accommodate wire transactions. If telephone instructions are received before 4:00 p.m. Eastern Time, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to First Funds at 73 Tremont Street, Boston, Massachusetts, 02108.

  ADDITIONAL REDEMPTION REQUIREMENTS: The Portfolio may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent that Portfolio securities are traded in other markets on days when either the NYSE or the New York Federal Reserve is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

  If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or you will receive payment based on the NAV next determined after the termination of the suspension.

HOW DO I INVEST THROUGH MY INVESTMENT PROFESSIONAL?

  If you are investing through your Investment Professional, you may be required to set up a brokerage or agency account. Please call your Investment Professional for information on establishing an account. If you are purchasing shares of the Portfolio through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. Certain features of such programs may impose additional requirements and charges for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section, and is responsible for initiating all initial purchase transactions. Please contact your Investment Professional for information on these services.

SYSTEMATIC INVESTING PROGRAM

  The Systematic Investing Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $25 per transaction) from your bank account to your First Funds account on a periodic basis. When you participate in this program, the minimum initial investment in each Portfolio is $250. If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment in the portfolio is $50. You may change the amount of your automatic investment, skip an investment, or stop the Systematic Investing Program by calling the Transfer Agent at 1-800-442-1941, (option 2) or your Investment Professional at least three Business Days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN

  You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Please contact ALPS at 1-800-442-1941 (option 1) or your Investment Professional for more information.

ADDITIONAL INFORMATION

  TAX-DEFERRED RETIREMENT PLANS: Retirement plans can offer significant tax savings to individuals. Please call ALPS at 1-800-442-1941 (option 1) or your Investment Professional for more information on the plans and their benefits, provisions and fees. The Transfer Agent or your Investment Professional can set up your new account in the Portfolio under one of several tax-deferred plans. These plans let you invest for retirement and defer the tax on your investment income. Minimums may differ from those listed previously under "Investment Requirements". Plans include Individual Retirement Accounts (IRAs), Rollover IRAs, Keogh Plans, and Simplified Employee Pension Plans (SEP-IRAs).

CLASS II
--------

PUBLIC OFFERING PRICE

  The public offering price for Class II shares is the sum of the NAV plus a sales load. As indicated below, a portion of this load may be reallowed to Investment Professionals which have entered into an agreement with ALPS, the Portfolio's Distributor (Service Organizations). You may calculate your sales load as follows:

                                                                REALLOWANCE TO
                          TOTAL SALES LOAD FOR CLASS II SHARES  SERVICE ORGANIZATIONS
                          ------------------------------------  ----------------------
                          AS A % OF OFFERING        AS A %      AS A % OF  OFFERING
  AMOUNT OF TRANSACTION   PRICE PER SHARE           OF NAV      PRICE PER SHARE
  Less than $50,000          5.75                   6.10                  5.00
  $50,000 to $99,999         4.50                   4.71                  4.00
  $100,000 to $249,999       3.50                   3.63                  3.00
  $250,000 to $499,999       2.50                   2.56                  2.25
  $500,000 to $999,999       1.50                   1.52                  1.25
  $1,000,000 and over        0.50                   0.50                  0.40

  The reallowance to Service Organizations may be changed from time to time. ALPS, at its expense, may provide additional non-cash promotional incentives to eligible representatives of Service Organizations in the form of attendance at a sales seminar at a resort. These incentives may be limited to certain eligible representatives of Service Organizations who have sold significant numbers of shares of any of the Portfolios of the Trust.

  You may purchase Class II shares without a sales load if the purchase will be
(a) through an IRA, 401 Plan, 403 Plan or directed agency account if the trustee, custodian, or agent thereof is a direct or indirect subsidiary or franchisee bank of First Tennessee or its affiliates; (b) by registered representatives, directors, advisory directors, officers and employees (and their immediate families) of First Tennessee or its affiliates; (c) by a current or former Trustee, officer or employee of First Funds; the spouse of a First Funds Trustee, officer or employee; a First Funds Trustee acting as a custodian for a minor child or grandchild of a First Funds Trustee, officer or employee; or the child or grandchild of a current or former Trustee, officer or employee of First Funds who has reached the age of majority; (d) by a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code); (e) for use in a financial institution or investment adviser managed account for which a management or investment advisory fee is charged; (f) with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge within the past 60 days upon presentation of purchase verification information; or (g) through certain promotions where the load is waived for investors.

  In addition, you will not pay a sales load on the reinvestment of dividends or distributions in the Portfolio or any other First Funds Portfolio, or in connection with certain share exchanges as described under "How Are Investments, Exchanges And Redemptions Made? - Class I, II, and III - How are Exchanges Made?" Further, you generally will not pay a sales load on Class II shares of the Portfolio which you buy using proceeds from the redemption of a First Funds Portfolio which does not charge a front-end load, if you obtained such shares through an exchange for Class II shares which you purchased with a sales load.
A sales load will apply to your purchase of Class II shares in the foregoing situation only to the extent that the Portfolio's sales load exceeds the sales load you paid in the prior purchase of the Class II shares.

  In addition, if you purchase Class II shares within 60 days after redeeming shares of the Portfolio, you will receive credit towards the sales load payable on the purchase to the extent of the sales load you paid on the shares you redeemed. This reinstatement privilege may be exercised only with respect to redemptions and purchases in the same First Funds Portfolio. The reinstatement privilege can be exercised only one time with respect to any particular redemption.

QUANTITY DISCOUNTS

  You may be entitled to reduced sales charges through the Right of Accumulation or a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.

  To qualify for a reduction of or exception to the sales load, you or your Investment Professional must notify the Transfer Agent, at the time of purchase or exchange. The reduction in sales load is subject to confirmation of your holdings through a check of records. The Trust may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your Service Organization or ALPS at 1-800-442-1941 (option 1).

  RIGHT OF ACCUMULATION. The sales charge schedule under the heading "How Are Investments, Exchanges And Redemptions Made? - Public Offering Price" shows that the sales load you will pay on Class II shares is reduced as your aggregate investment increases. The Right of Accumulation allows you to combine certain First Funds investments to determine your aggregate investment and the applicable reduced sales load. You may combine the amount of your investment in the Portfolio's Class II shares with the value of your investment in Class II of any other First Funds Portfolio you own and on which you paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also include as part of your aggregate investment any holdings through the IRA or in the plan even if a load was not paid. If, for example, you beneficially own Class II shares of a First Funds Portfolio with an aggregate current value of $99,000 and you subsequently purchase shares of the Portfolio having a current value of $1,000, the load applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, each subsequent purchase of First Funds Class II shares may be added to your aggregate investment at the time of purchase to determine the applicable sales loads.

  LETTER OF INTENT. A Letter of Intent allows you to purchase Class II shares over a 13-month period at a reduced sales charge. The sales charge is based on the total amount you intend to purchase plus the total net asset value of Class II shares which you already own on which you have paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also credit towards completion of your Letter of Intent any Class II shares held through the IRA or in the plan, even if a load was not paid. Each investment you make during the period may be made at the reduced sales charge that would apply to the total amount you intend to invest. The reduced sales load applies only to new purchases. If you do not invest the total amount within the period, you may pay the difference between the higher sales charge rate that would have been applied to the purchases you made and the reduced sales charge rate you have paid. Shares of the Portfolio equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, the Transfer Agent will redeem a sufficient amount of your escrowed shares to pay the additional sales charge. After the terms of your Letter of Intent are fulfilled, the Transfer Agent will release your escrowed shares.

  If your purchases qualify for a further sales load reduction in addition to that indicated in the Letter of Intent, the sales load will be adjusted to reflect your total purchases. Signing a Letter of Intent does not bind you to purchase the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. To apply, sign the Letter of Intent form at the time you purchase Class II shares. You will be entitled to the applicable sales load that is in effect at the date you submit the Letter of Intent until you complete your intended purchase.

  QUALIFICATION OF DISCOUNTS. As shown in the schedule of Class II sales charges, larger purchases may result in lower sales charges to you. For purposes of determining the amount of purchases using the Right of Accumulation and Letter of Intent privileges, you may combine your purchase with:

     - purchases by your spouse or his, her or your joint account or for the account of any minor children, and

     - the aggregate investment of any trustee or other institutional investor for you and/or your spouse or your minor children.

  A trustee or custodian of any qualified pension or profit sharing plan may combine its aggregate purchases.

  OTHER. Class II shares also incur Shareholder Servicing Fees. See discussion under "What Advisory And Other Fees Does The Portfolio Pay? - Distribution Plan and Shareholder Servicing Plan."

CLASS III
---------

  Class III shares are bought without a front-end load; that is, the offering price for such shares will be their NAV. Class III shares incur Distribution Fees and Shareholder Servicing Fees. See discussion under "What Advisory And Other Fees Does The Portfolio Pay? - Distribution Plan and Shareholder Servicing Plan."

  DEFERRED SALES CHARGES. A contingent deferred sales charge (CDSC) of 1.00% is imposed on redemptions of Class III shares within the first year after purchase, based on the lower of the shares' cost and the current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In addition, any shares purchased in accounts established prior to November 2, 1998 are not subject to the CDSC.

CLASS I, II AND III
-------------------

How are Portfolio Shares Valued?

  The term "net asset value per share," or NAV, means the worth of one share. The NAV of each Class of the Portfolio is calculated by adding that Class' pro rata share of the value of all securities and other assets attributable to the Portfolio, deducting that Class' pro rata share of Portfolio liabilities, further deducting Class specific liabilities, and dividing the result by the number of shares outstanding in that Class.

  The Portfolio is open for business each day that both the NYSE and the New York Federal Reserve are open (a Business Day). The NAV is calculated at the close of the Portfolio's Business Day, which coincides with the close of regular trading of the NYSE (normally 4:00 p.m. Eastern Time).

  The Portfolio's securities and other assets are valued primarily on the basis of market quotations furnished by pricing services, or if quotations are not available, by a method that the Trustees believe accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary United States market in which they are traded or, if not traded on a U.S. market, then their primary foreign market, and translated from foreign market quotations into U.S. dollars using current exchange rates.

  DISTRIBUTION OPTIONS: The Portfolio earns dividends from its stocks and interest from bond, money market, and other fixed-income investments. These are passed along as dividend distributions. The Portfolio may realize capital gains if it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions. Income dividends for the Portfolio are declared and paid quarterly.

  When you fill out your account application, you can specify how you want to receive your distributions. Currently, there are three available options:

  1. REINVESTMENT OPTION. Your dividend distributions and capital gain distributions, if any, will be automatically reinvested in additional shares of the Portfolio. Reinvestment of distributions will be made at that day's NAV. If you do not indicate a choice on your application, you will be assigned this option.

  2. CASH OPTION. You will be sent a check for each dividend and capital gain distribution, if any. Distribution checks will be mailed no later than seven days after the last day of the month.

  3. INCOME-EARNED OPTION. Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for any dividend distribution.

HOW ARE EXCHANGES MADE?

  An exchange is the redemption of shares of one Portfolio and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other Portfolios registered in an investor's state. Except as noted below, the Portfolio's shares may be exchanged for the same Class shares of other First Funds Portfolios. The redemption and purchase will be made at the next determined NAV after the exchange request is received and accepted by the Transfer Agent. You may execute exchange transactions by calling the Transfer Agent at 1-800-442-1941 (option 2) prior to 4:00 p.m. Eastern Time on any Business Day.

  Class II shares of the First Funds Money Market Portfolios are not currently available for investment. Investors in Class II shares wishing to exchange into one of the Money Market Portfolios will receive Class III shares.

  When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. In order to open a new account through exchange, the minimum initial investment requirements must be met.

  Each exchange may produce a gain or loss for tax purposes. In order to protect the Portfolio's performance and its shareholders, First Tennessee discourages frequent exchange activity by investors in response to short-term market fluctuations. The Portfolio reserves the right to refuse any specific purchase order, including certain purchases by exchange if, in First Tennessee's opinion, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if the Portfolio receives or anticipates individual or simultaneous orders affecting significant portions of the Portfolio's assets. Although the Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Portfolio reserves the right to modify or withdraw the exchange privilege upon 60 days notice and to suspend the offering of shares in any Class without notice to shareholders. You or your Institutional Investor, if you are invested in Class I, will receive written confirmation of each exchange transaction.

  Exchanges are generally not permitted from Class I to another Class. Should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I, Class I shares held in an Institutional Account may be converted to shares of another Class.

STATEMENTS AND REPORTS

  You, or if Class I, the Institutional Investor, will receive a monthly statement and a confirmation after every transaction that affects the share balance or the account registration. A statement with tax information will be mailed by

 January 31 of each tax year and also will be filed with the IRS. At least twice a year, you or, if Class I, the Institutional Investor, will receive the Portfolio's financial statements. To reduce expenses, only one copy of the Portfolio's reports (such as the Prospectus and Annual Report) will be mailed to each investor or, if Class I, each Institutional Investor. Please write to ALPS to request additional copies.

--------------------------------------------------------------------------------
                        HOW IS PERFORMANCE CALCULATED?
--------------------------------------------------------------------------------

  From time to time the Portfolio may quote the yield of Class I, II or III shares in advertisements or in reports or other communications with shareholders. The YIELD is a way of showing the rate of income that the Portfolio earns on its investments as the percentage of its share price. To calculate yield, the Portfolio takes the net investment income it earned from its portfolio securities for a 30-day period, divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on share price at the end of the 30-day period. Yields do not reflect gains or losses from portfolio transactions. Yields are calculated according to accounting methods that are standardized for all mutual funds. Because yield accounting methods differ from the methods used for other accounting purposes, the Portfolio's yield may not equal its distribution rate, the income paid to an account, or the income reported in financial statements.

  TOTAL RETURN for Class I, II or III of the Portfolio is based on the overall dollar or percentage change in value of a hypothetical investment, assuming dividends are reinvested. A CUMULATIVE TOTAL RETURN reflects performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in performance, you should recognize that they are not the same as actual year-by-year results. The yield and total returns of the three Classes of the Portfolio are calculated separately due to separate expense structures as indicated in the "Summary Of Portfolio Expenses"; the yields and total returns of Class II and Class III will be lower than that of Class I.

  For additional performance information, contact your Investment Professional or ALPS for a free Annual Report and Statement of Additional Information for the Portfolio.

--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

  Broker-dealers are utilized to conduct securities transactions for the Portfolio and are chosen based upon professional ability and quality of service. In addition, the Portfolio's investment advisers may consider a broker-dealer's sales of shares of the Portfolio or recommendations to its customers that they purchase shares of the Portfolio as a factor in the selection of broker-dealers to execute transactions for the Portfolio. In placing business with such broker-dealers, the advisers will seek the best execution of each transaction.

  Higher commissions may be paid to firms that provide research services to the extent permitted by law. The frequency of Portfolio transactions - the portfolio turnover rate - will vary from year to year depending on market conditions. The Portfolio's portfolio turnover rate for the fiscal year ended June 30, 1998 was 7%.

--------------------------------------------------------------------------------
          WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?
--------------------------------------------------------------------------------

  The Portfolio intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Portfolio, if any, are declared and paid quarterly.

  FEDERAL TAXES. Distributions of gains from the sale of assets held by the Portfolio for more than one year generally are taxable to shareholders at the applicable mid-term or long-term capital gains rate, regardless of how long they have owned their Portfolio shares. Distributions from other sources generally are taxed as ordinary income. A portion of the Portfolio's dividends may qualify for the dividends-received deduction for corporations. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Portfolio will send each investor or, if Class I, each Institutional Investor an IRS Form 1099-DIV by January 31.

  REDEMPTIONS AND EXCHANGES. A capital gain or loss may be realized when shares of the Portfolio are redeemed or exchanged. For most types of accounts, the Portfolio will report the proceeds of redemptions to each shareholder or, if Class I, the Institutional Investor, and the IRS annually. However, the tax treatment also depends on the purchase price and your personal tax position.

  "BUYING A DIVIDEND." On the record date for a distribution of income or capital gains, the Portfolio's share price is reduced by the amount of the distribution. If shares are bought just before the record date ("buying a dividend"), the full price for the shares will be paid, and a portion of the price will be received back as a taxable distribution.

  OTHER TAX INFORMATION. The information above is only a summary of some of the federal tax consequences generally affecting the Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal tax, distributions may be subject to state or local taxes. Institutional Investors and other shareholders should consult their tax advisers for details and up-to-date information on the tax laws in your state to determine whether the Portfolio is suitable given your particular tax situation. It is not anticipated that the Portfolio's distributions will be exempt from Tennessee personal income tax, except to the extent that any distributions of income are attributable to interest on bonds or securities of the U.S. government or any of its agencies or instrumentalities.

  When you sign your account application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require the Portfolio to withhold 31% of taxable distributions from your account.

--------------------------------------------------------------------------------
              WHAT ADVISORY AND OTHER FEES DOES THE PORTFOLIO PAY?
--------------------------------------------------------------------------------

  INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS. For managing its investment and business affairs, the Portfolio is obligated to pay First Tennessee, 4990 Poplar Avenue, Memphis, Tennessee, a monthly management fee at the annual rate of .65% of its average net assets. First Tennessee has voluntarily agreed to waive its advisory fees to .50% of the Portfolio's average net assets. This voluntary waiver can be discontinued at any time.

  Under the Investment Advisory and Management Agreement, First Tennessee may, with the prior approval of the Trustees and the shareholders of the Portfolio, engage one or more sub-advisers which may have full investment discretion to make all determinations with respect to the investment and reinvestment of all or any portion of the Portfolio's assets, subject to the terms and conditions of the Investment Advisory and Management Agreement and the written agreement with any such sub-adviser. In the event one or more sub-advisers is appointed by First Tennessee, First Tennessee shall monitor and evaluate the performance of such sub-advisers, allocate Portfolio assets to be managed by such sub-advisers, recommend any changes in or additional sub-advisers when appropriate and compensate each sub-adviser out of the investment advisory fee received by First Tennessee from the Portfolio.

  First Tennessee has experience as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $16 billion in assets under administration (including nondiscretionary accounts) and $4 billion in assets under management as of June 30, 1998, as well as experience in supervising sub-advisers.

  Highland, 6077 Primacy Parkway, Memphis, TN, serves as the Sub-Adviser for the Portfolio subject to the supervision of First Tennessee and pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. On March 1, 1994, Highland merged with and into First Tennessee Investment Management, Inc. (FTIM), an affiliate of First Tennessee, and changed its name to Highland Capital Management Corp. FTIM (now Highland), has been a wholly-owned subsidiary of First Tennessee National Corporation since 1972. First Tennessee and Highland have a history of investment management that dates back to 1929. Highland has a total of $4.3 billion in assets under management as of June 30, 1998. First Tennessee is obligated to pay Highland a monthly sub-advisory fee at the annual rate of .38% of the Portfolio's average net assets. Highland is currently waiving some or all of its fees for the Portfolio.

  ADMINISTRATOR AND DISTRIBUTOR. ALPS, 370 17th Street, Suite 3100, Denver, Colorado 80202, serves as the Administrator and Distributor for the Portfolio. As Administrator, ALPS assists in the Portfolio's administration and operation, including but not limited to, providing office space and various legal and operational services in connection with the regulatory requirements applicable to the Portfolio. ALPS is entitled to and receives from the Portfolio a monthly fee at the annual rate of .15% of average net assets.

  First Tennessee serves as the Co-Administrator for the Portfolio. As the Co-Administrator, First Tennessee assists in the Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to and receives from the Portfolio a monthly fee at the annual rate of .05% of average net assets.

  As the Distributor, ALPS sells shares of the Portfolio as agent on behalf of the Trust at no additional cost to the Trust. First Tennessee and its affiliates do not participate in and are not responsible for selling as an agent on behalf of the Trust, underwriting or distributing Trust shares. Consistent with applicable law, affiliates of First Tennessee may receive commissions or asset-based fees.

  TRANSFER AGENT AND CUSTODIAN. Chase Global Funds Services Company, a division of Chase Manhattan Bank, N.A. (the Transfer Agent), provides transfer agent and related services for the Portfolio. Chase Manhattan Bank, N.A. is Custodian of the Portfolio's assets.

  PRICING AND ACCOUNTING. Chase Global Funds Services Company also serves as Fund Accountant and thereby calculates the NAV and dividends of each Class and maintains the Portfolio and general accounting records.

  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLANS. The Trustees have adopted a Distribution Plan on behalf of Class III of the Portfolio pursuant to Rule 12b-1 (the Rule) under the 1940 Act. The NASD subjects asset-based sales charges to its maximum sales charge rule. Fees paid pursuant to the Portfolio's Distribution Plan will be limited by the restrictions imposed by the NASD rule. The Distribution Plan provides for payment of a fee to ALPS at the annual rate of .75% of the average net assets of Class III. All or a portion of these fees will in turn be paid to Investment Professionals as compensation for selling shares of Class III and for providing ongoing sales support services. The Trustees have also adopted Shareholder Servicing Plans on behalf of Class II and III of the Portfolio, under which Service Organizations are paid at the annual rate of .25% of each Class' average net assets for shareholder services and account maintenance, including responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting. The Distribution Fees are expenses of Class III and the Shareholder Servicing Fees are expenses of Class II and III in addition to the Management Fee, and the Administration and Co-Administration Fees, and will reduce the net income and total return of both Classes.

--------------------------------------------------------------------------------
                        HOW IS THE PORTFOLIO ORGANIZED?
--------------------------------------------------------------------------------

  The Portfolio is a diversified portfolio of First Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. The Portfolio consists of three separate Classes. The Trustees supervise the Trust's activities and review its contractual arrangements with companies that provide the Trust with services. The Trust is not required to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio or Class with respect to issues affecting that Portfolio or Class, or the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving investment advisory agreements. Shareholders receive one vote for each share owned and fractional votes for fractional shares owned. A Portfolio or Class votes separately with respect to issues affecting only that Portfolio or Class. Pursuant to the Declaration of Trust, the Trustees have the authority to issue additional Classes of shares for the Portfolio.

PORTFOLIO MANAGEMENT

  Edward J. Goldstein, one of the Portfolio Managers for the Portfolio, is a Director and President of Highland. He joined Highland in September, 1989. Mr. Goldstein is a graduate of Boston University and received a Master of Business Administration from Columbia University.

  David L. Thompson, one of the Portfolio Managers for the Portfolio, is Senior Vice President of Highland. He joined Highland in May 1995 and is Chartered Financial Analyst. Mr. Thompson is a graduate of the University of Mississippi and received a Masters of Business Administration from the University of North Carolina.

--------------------------------------------------------------------------------
           INVESTMENT INSTRUMENTS, TRANSACTIONS, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

  The following paragraphs provide a brief description of the securities in which the Portfolio may invest and the transactions each may make. The Portfolio is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with the Portfolio's investment objective and policies.

  EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, ADRs and warrants. Common stock purchased by the Portfolio is evidence of ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. For the most part, however, common stock has more potential for appreciation. Preferred Stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

  FOREIGN INVESTMENTS. The Portfolio may invest in foreign securities, which may involve additional risks. Foreign securities and securities denominated in or indexed to foreign currencies may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political, regulatory, or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid or more volatile than U.S. markets, and may offer less protection to investors. In addition to the political and economic factors that can affect foreign securities, a governmental issuer may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. These factors could make foreign investments, especially those in developing countries, more volatile. Highland considers these factors in making foreign investments for the Portfolio.

  The Portfolio may also enter into currency forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although currency forward contracts can be used to protect the Portfolio from adverse exchange rate changes, they involve a risk of loss if Highland fails to predict foreign currency values correctly or employs a strategy that does not correlate well with a Portfolio's investments. A loss to the Portfolio may also result if the counterparty to a transaction fails to perform as obligated. Please see discussion under "Forwards: below.

  DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Portfolio may buy and sell obligations on a when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in the Portfolio's share price, yield, and return. Ordinarily, the Portfolio will not earn interest on obligations until they are delivered.

  FORWARDS. A forward represents a contract that obligates the counterparty to buy, and the other to sell, a specific underlying asset at a specific price, amount, and date in the future. Forwards are similar to futures except for the fact that forwards are privately negotiated. The most common type of forward contracts are foreign currency exchange contracts.

  The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

  Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

  ILLIQUID SECURITIES. Under guidelines established by the Board of Trustees, Highland, under First Tennessee's supervision, determines the liquidity of the Portfolio's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments or securities subject to legal restrictions may involve time-consuming negotiation and legal expenses. It may be difficult or impossible for the Portfolio to sell illiquid or restricted securities promptly at an acceptable price. The Portfolio may invest up to 15% of its assets in illiquid investments.

  RESTRICTED SECURITIES. The Portfolio may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 (restricted securities). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Provided that the security has a demand feature of seven days or less, or a dealer or institutional trading market exists, these restricted securities are not treated as illiquid securities for the purposes of the Portfolio's investment limitations. Investing in restricted securities could have the effect of increasing the level of Portfolio illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

  MONEY MARKET INSTRUMENTS are high quality instruments that present minimal credit risk. They may include U.S. government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits and other financial institution obligations. These instruments may carry fixed or variable rates.

  OPTIONS CONTRACTS. An option is a contract that gives the owner the right, but not the obligation, to either buy (call option) or sell (put option) an underlying security or currency at a fixed price for a specified period of time. The Portfolio may buy and sell (write) put and call options contracts to manage its exposure to changing interest rates and security prices. To the extent it invests in securities denominated in foreign currencies, the Portfolio may also buy and sell options contracts to manage exposure to currency exchange rates. Some option strategies, including buying puts and writing calls, tend to hedge the Portfolio's investments against price fluctuations. Other strategies, including writing puts and buying calls, tend to increase market exposure. Options may be combined with each other in order to adjust the risk and return characteristics of the overall strategy. The Portfolio may enter into forward contracts for settlement or hedging purposes. The Portfolio may invest in options based on any type of security, index, or currency, including options traded on foreign exchanges and options not traded on exchanges.

  Options can be volatile investments and involve certain risks. If Highland applies a hedge at an inappropriate time or judges market conditions incorrectly, options strategies may result in a loss and lower the Portfolio's return. The Portfolio could also experience losses if the prices of its options positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. The use of options may increase the volatility of the Portfolio and may involve the investment of a small amount of cash relative to the risk assumed.

  The Portfolio will be able to hedge its total assets by writing calls or purchasing puts under normal conditions. In addition, the Portfolio will not write puts whose underlying value exceeds 25% of total assets, and will not buy calls with a value exceeding 5% of total assets.

  REPURCHASE AGREEMENTS are transactions by which a Portfolio agrees to purchase a security subject to the seller's agreement to repurchase it at a mutually agreed upon date and price. In the event of the bankruptcy of the seller, a Portfolio could experience delays in recovering its cash. In the event of the bankruptcy of the other party to a repurchase agreement or a securities loan, the Portfolio could experience delays in recovering its cash or the securities it lent. To the extent that, in the meantime, the value of the obligations purchased had decreased, or the value of obligations lent had increased, the Portfolio could experience a loss. In all cases, Highland must find the creditworthiness of the other party to the transaction satisfactory.

  U.S. GOVERNMENT OBLIGATIONS Obligations purchased by the Portfolio are debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government obligations are backed by the full faith and credit of the United States. For example, obligations issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Obligations issued by the Federal Home Loan Bank are supported only by the credit of the agency. There is no guarantee that the government will support these types of obligations, and therefore they involve more risk than other government obligations.

  U.S. TREASURY OBLIGATIONS purchased by the Portfolio are obligations issued by the United States and backed by its full faith and credit.

  ZERO COUPON BONDS purchased by the Portfolio do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.
In calculating its daily dividend, the Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

  A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

  The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. The risks of these securities are similar to those of other debt securities, although they may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

                    INVESTMENT ADVISER AND CO-ADMINISTRATOR
                    ---------------------------------------

                   First Tennessee Bank National Association
                                  Memphis, TN

                                  SUB-ADVISER
                                  -----------
                       Highland Capital Management Corp.
                                  Memphis, TN

                                   OFFICERS
                                   --------
                         Richard C. Rantzow, President
                           Jeremy O. May, Treasurer
                           James V. Hyatt, Secretary

                                   TRUSTEES
                                   --------
                              Thomas M. Batchelor
                                John A. DeCell
                               L.R. Jalenak, Jr.
                               Larry W. Papasan
                              Richard C. Rantzow

                         ADMINISTRATOR AND DISTRIBUTOR
                         -----------------------------
                       ALPS Mutual Funds Services, Inc.
                                  Denver, CO

                   TRANSFER AND SHAREHOLDER SERVICING AGENT
                   ----------------------------------------
                      Chase Global Funds Services Company
                                  Boston, MA

                                   CUSTODIAN
                                   ---------
                          Chase Manhattan Bank, N.A.
                                 New York, NY

[FIRST FUNDS LOGO]



FIRST FUNDS                                                     370 17th Street
                                                                     Suite 3100
CAPITAL APPRECIATION PORTFOLIO                          Denver, Colorado  80202

-------------------------------------------------------------------------------
PROSPECTUS FOR CLASSES I, II, AND III
October 26, 1998
-------------------------------------------------------------------------------

  First Funds (the Trust) offers investors a convenient and economical means of investing in a professionally managed equity mutual fund. The objective of the Capital Appreciation Portfolio (the Portfolio) is to seek long-term capital appreciation by investing in equity securities of medium and smaller capitalization companies. The Portfolio's net asset value per share will fluctuate in response to changes in the value of its investments.

  This Prospectus is designed to provide you with information that you should know before investing. Please read and retain this document for future reference. This Prospectus offers Class I, II and III shares of the Portfolio. Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar accounts (Institutional Accounts). Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions and other entities serving in trust, advisory, agency, custodial or similar capacities (each, an Institutional Investor and collectively, Institutional Investors) that meet the investment threshold for this Class of shares. Class II and III shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense and sales load structures to choose between. See "Expense Summary."

  A Statement of Additional Information (dated October 26, 1998) for the Portfolio has been filed with the Securities and Exchangailable free upon request from ALPS Mutual Funds Services, Inc., (ALPS), the Portfolio's Distributor. The Annual Report for the fiscal period ended June 30, 1998 for the Portfolio is incorporated into the Statement of Additional Information by reference. Please call ALPS at 1-800-442-1941 (option 1) for more information concerning each Class of shares. If you are investing through a broker, other financial institution or adviser (Investment Professional), please contact that institution directly.

  MUTUAL FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, FIRST TENNESSEE BANK NATIONAL ASSOCIATION OR ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR JURISDICTION.





  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                                                                   FFCA-pro-1098

----------------------------------------------------------------------------
                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----

Summary Of Portfolio Expenses............................................ 3

Financial Highlights..................................................... 4

What Is The Investment Objective Of The Portfolio?....................... 5

Is The Portfolio A Suitable Investment?; Investment Risks................ 5

What Are The Portfolio's Investment Policies And Limitations?............ 6

How Are Investments, Exchanges And Redemptions Made?..................... 6

How Is Performance Calculated?...........................................14

Portfolio Transactions...................................................14

What Is The Effect Of Federal Income Tax On This Investment?.............14

What Advisory And Other Fees Does The Portfolio Pay?.....................15

How Is The Portfolio Organized?..........................................16

Investment Instruments, Transactions, Strategies And Risks...............16
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

  The purpose of the table below is to assist you in understanding the various costs and expenses that you would bear, directly or indirectly, by investing in the Portfolio. This standard format was developed for use by all mutual funds to help you make your investment decisions. The information below is based upon the Portfolio's expenses for the fiscal period ended June 30, 1998. This expense information should be considered along with other important information, such as the Portfolio's investment objective.

A.  EXPENSE SUMMARY

                                             CAPITAL APPRECIATION PORTFOLIO
                                            --------------------------------
SHAREHOLDER TRANSACTION EXPENSES:            CLASS I    CLASS II   CLASS III
                                            --------   ---------  ----------
Maximum Sales Load on Purchases
  (as a percentage of offering price)           None        5.75%      None
Sales Load Imposed on Reinvested
  Distributions                                 None        None       None
Deferred Sales Load
   (as a percentage of original purchase
   price or redemption proceeds, as
   applicable)                                  None        None      1.00%*
Redemption Fees                                 None        None       None
Exchange Fee                                    None        None       None

ANNUAL PORTFOLIO OPERATING EXPENSES:
(as a percentage of average net assets)
Management Fees**                               .70%        .70%        .70%
12b-1 Fees                                      .00%        .00%        .75%
Other Expenses                                  .46%        .82%        .83%
                                            --------   ---------  ----------

Total Portfolio Operating Expenses**           1.16%      1.52%       2.28%
                                            ========   =========  ==========

* Applied to redemptions made during the first year after purchase. No deferred sales charges are imposed on redemptions after one year from date of purchase.
**   After expense waivers.

  ANNUAL PORTFOLIO OPERATING EXPENSES. The Portfolio is obligated to pay Management Fees to First Tennessee Bank National Association (First Tennessee) and to Investment Advisers, Inc. (IAI). First Tennessee, as Co-Investment Adviser, has voluntarily agreed to waive its entire investment advisory fee which amounts to .15% of the Portfolio's average net assets; however, there is no guarantee that the waiver will continue. The Portfolio incurs Other Expenses, including Administration and Co-Administration Fees, for maintaining shareholder records, furnishing shareholder statements and reports, and other services. ALPS, as Administrator, is entitled to .15% of the Portfolio's average net assets for administration services. First Tennessee, as Co-Administrator, is entitled to and charges .05% of the Portfolio's average net assets for co-administration services. Other Expenses also include Shareholder Servicing Fees of 0.25% with respect to Class II and Class III of the Portfolio.

   If the waivers were not in effect, Management Fees would be .85% for the current fiscal year for each Class. Total Portfolio Operating Expenses would be as follows:

                                   CAPITAL APPRECIATION PORTFOIO
                                   -----------------------------
                                   CLASS I  CLASS II  CLASS III
                                   -------  --------  ----------
Total Portfolio Operating Expenses  1.31%     1.67%     2.43%

  There is no guarantee that any waivers will continue at their stated levels.

  Management Fees, 12b-1 Fees, Shareholder Servicing Fees, and Other Expenses are reflected in the Portfolio's share price and are not charged directly to individual accounts. 12b-1 Fees are paid by Class III of the Portfolio to ALPS for services and expenses in connection with distribution. Shareholder Servicing Fees are paid by Class II and III of the Portfolio to Investment Professionals for services and expenses incurred in connection with providing personal service to shareholders and/or maintenance of shareholder accounts. Long-term shareholders may pay more than the economic equivalent of the maximum 8.50% front-end sales charge permitted by the National Association of Securities Dealers, Inc. (NASD) due to 12b-1 fees applicable to Class III shares. "What Advisory And Other Fees Does The Portfolio Pay - Distribution Plan and Shareholder Servicing Plans" for further information.

  B. EXAMPLE: You would pay the following expenses for every $1,000 investment in each Class of shares of the Capital Appreciation Portfolio assuming (1) 5% annual return, (2) redemption at the end of each time period, (3) that operating expenses (net of expense waivers) are the same as described above, and (4) reinvestment of all dividends and distributions. THE RETURN OF 5% AND EXPENSES SHOULD NOT BE CONSIDERED INDICATIVE OF ACTUAL OR EXPECTED PERFORMANCE OR PORTFOLIO OPERATING EXPENSES, BOTH OF WHICH MAY VARY SIGNIFICANTLY:


           CAPITAL APPRECIATION PORTFOLIO
           ------------------------------
           CLASS I  CLASS II    CLASS III
           -------  ---------   ---------
1 year         $12      $ 72*        $33
3 years        $37      $103*        $71

*Reflects imposition of maximum sales charge at the beginning of the period.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  The table that follows is included in the Annual Report for the Portfolio dated June 30, 1998 and has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report on the financial statements and the financial highlights for the Portfolio is included in the Annual Report. The financial statements and financial highlights are incorporated by reference into the Portfolio's Statement of Additional Information. The Annual Report contains additional performance information and will be made available upon request and without charge.

CAPITAL APPRECIATION PORTFOLIO

                                                             CLASS I           CLASS II           CLASS III
                                                         For the Period     For the Period     For the Period
                                                        Ended June 30**,   Ended June 30,**   Ended June 30,**
                                                        -----------------  -----------------  -----------------
                                                               1998               1998               1998
                                                               ----               ----               ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period                      $   10.00         $    10.51          $   10.51
                                                        -----------------  -----------------  -----------------
Income from investment operations:
Net investment loss                                           (0.03)             (0.05)             (0.10)
Net realized and unrealized gain on
   investments                                                 0.77               0.25               0.23
                                                        -----------------  -----------------  -----------------
Total from investment operations                               0.74               0.20               0.13
                                                        -----------------  -----------------  -----------------
Net asset value, end of period                            $   10.74         $    10.71          $   10.64
                                                        =================  =================  =================
TOTAL RETURN+                                                  7.40%#             1.90%#***          1.24%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $  37,014         $    1,400          $     590
Ratio of expenses to average daily net assets(1)               1.16%*             1.52%*             2.28%*
Ratio of net investment loss to average net assets            (0.54)%*           (0.90)%*           (1.65)%*
Portfolio turnover rate                                          44%*               44%*               44%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                   1.36%*             1.72%*             2.47%*

*   Annualized.
** Class I commenced operations on September 2, 1997 and Classes II and III commenced operations on October 2, 1997.
*** Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.

-------------------------------------------------------------------------------
               WHAT IS THE INVESTMENT OBJECTIVE OF THE PORTFOLIO?
-------------------------------------------------------------------------------

  First Tennessee and IAI serve as Co-Investment Advisers to the Portfolio. First Tennessee, among other things, provides investment management evaluations to the Board of Trustees, monitors the activities of IAI, including IAI's Portfolio transactions, and coordinates IAI's activities with the Portfolio's custodian, transfer agent, Administrator and independent accountants. IAI is responsible for the day-to-day investment management of the Portfolio, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objective of the Portfolio. For additional information about the Portfolio's investment advisory arrangements, see "What Advisory And Other Fees Does The Portfolio Pay? - Investment Advisory and Management Agreements".

  The investment objective of the Portfolio is to seek long-term capital appreciation by investing at least 65% of its total assets in equity securities of medium and smaller capitalization companies (companies which generally have market capitalizations less than $5 billion). However, the Investment Advisers currently intend, under normal circumstances, to invest at least 80% of the Portfolio's total assets in equity securities of companies with market capitalizations generally between $100 million and $1 billion, except where prevailing market conditions require a more defensive posture. IAI uses fundamental research and analysis when selecting securities for purchase or sale by the Portfolio. This includes meetings with senior management, on site examinations of operations, and analysis of a company's market, competition, customers and vendors. There is no assurance that the Portfolio will achieve its investment objective. The permitted investments of the Portfolio are as follows:

  The Portfolio will invest primarily in common stock, convertible preferred stock, and bonds and debentures convertible into common stock of U.S.-based corporations of all sizes, industries and geographical markets. IAI will analyze the fundamental values both of particular companies and industries. Fundamental analysis considers a company's essential soundness and future prospects, as well as overall industry outlook. The Portfolio may also invest in foreign securities that IAI believes possess unusual values, although they may involve greater risk.

  The Portfolio also may invest in options, and may sell short securities it owns. The Portfolio may engage in repurchase agreements and may buy and sell securities on a when-issued or delayed-delivery basis, and may purchase warrants, interests in real estate investment trusts, forward currency contracts, illiquid and restricted securities, and shares in other investment companies. The Portfolio may, for temporary defensive purposes, invest without limit in short-term securities including U.S. government obligations, commercial paper, and certificates of deposit.

  See "Investment Instruments, Transactions, Strategies and Risks" for a further discussion of the Portfolio's investments.


-------------------------------------------------------------------------------
           IS THE PORTFOLIO A SUITABLE INVESTMENT?; INVESTMENT RISKS
-------------------------------------------------------------------------------

  By itself, the Portfolio does not constitute a balanced investment plan. The Portfolio emphasizes long-term capital appreciation by investing primarily in equity securities of medium and smaller capitalization companies. Any income received from securities held by the Portfolio will be incidental. An investment in the Portfolio may involve greater risk than is inherent in other types of investments since it seeks capital appreciation and the value of its investments will generally fluctuate in response to stock market conditions. Investors should realize that equity securities of small to medium-sized companies may involve greater risk than is associated with investing in more established companies. Further, investment in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. issuers. The Portfolio's share price, yield and total return will fluctuate. An investment in the Portfolio may be worth more or less than the original cost when shares are redeemed.

  In addition, the Portfolio may invest in instruments and securities generally known as derivative investments. These investments may include the use of forward currency contracts, put and call option contracts, zero coupon bonds, and stripped fixed-income obligations. IAI may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Portfolio achieve its investment objective. Use of these instruments and techniques can alter the risk and return characteristics of the Portfolio. They may increase the Portfolio's volatility and may involve the investment of small amounts of cash relative to the magnitude of the risk assumed. This is called leverage. They may also result in a loss of principal if IAI judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investment strategy. Positions in options involve the risk that such options may fail as a hedging technique and that closing transactions may not be effected where a liquid secondary market does not exist.

  Further information about the types of securities in which the Portfolio may invest and their related risks, as well as the investment policies of the Portfolio in general, are set forth in the section "Investment Instruments, Transactions, Strategies And Risks" and in the Statement of Additional Information.

  YEAR 2000 RISKS. The Portfolio, as with other financial and business organizations in the United States and around the world, could be adversely affected if computer systems used by the Portfolio's service providers, including its investment advisers, fail to correctly interpret and process date information concerning dates occurring on and after January 1, 2000. The Portfolio's service providers, including its investment advisers, have taken and continue to take steps to address this issue. However, there is no assurance that these steps will be sufficient to avoid an adverse impact on the Portfolio as a result of this issue.


--------------------------------------------------------------------------------
         WHAT ARE THE PORTFOLIO'S INVESTMENT POLICIES AND LIMITATIONS?
--------------------------------------------------------------------------------

  INVESTMENT LIMITATIONS.  THE PORTFOLIO HAS ADOPTED THE FOLLOWING INVESTMENT
LIMITATIONS:

       (1) With respect to 75% of the Portfolio's assets, the Portfolio will not purchase a security, other than U.S. government securities, if, as a result;
  (a) more than 5% of its total assets would be invested in the securities of any single issuer; or (b) the Portfolio would own more than 10% of the voting securities of any single issuer.

       (2) The Portfolio will not invest 25% or more of its total assets in a particular industry, other than U.S. government obligations.

       (3) (a) The Portfolio may borrow money solely for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets; (b) the Portfolio may borrow money from banks, or by engaging in reverse repurchase agreements; (c) the Portfolio will not purchase securities when borrowings exceed 5% of its total assets. If the Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.

       (4) (a) The Portfolio may temporarily lend its portfolio securities to broker-dealers and institutions, but only when the loans are fully collateralized; and (b) loans, in the aggregate, will be limited to 33 1/3% of the Portfolio's total assets.

  Unless otherwise noted, the Portfolio's policies and limitations are not fundamental and may be changed by the Trustees without shareholder approval.
The fundamental policies of the Portfolio that require shareholder approval prior to any changes are: the Portfolio's investment objective, and limitations
(1), (2), (3)(a), and (4)(b) above. With the exception of the Portfolio's policies and limitations regarding borrowings and investments in illiquid securities, these limitations and the Portfolio's policies are considered at the time of purchase of securities; the sale of securities is not required in the event of a subsequent change in circumstances.

  The investment policies and limitations set forth above are supplemented by the investment policies and limitations in the Statement of Additional Information. No assurance can be made that the Portfolio will achieve its objective, but it will follow the investment style described in this Prospectus.

  From time to time, the Portfolio, to the extent consistent with its investment objective, policies, and restrictions, may invest in securities of companies with which First Tennessee or any of its affiliates have lending relationships.

--------------------------------------------------------------------------------
              HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE?
--------------------------------------------------------------------------------

Class I
-------

Who May Invest?

  Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar Institutional Accounts. Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions, and other Institutional Investors serving in a trust, advisory, agency, custodial or similar capacity who meet the investment threshold for this Class of shares.

HOW IS AN INSTITUTIONAL ACCOUNT ESTABLISHED?

  An initial investment must be preceded by or made in conjunction with the establishment of an Institutional Account with an Institutional Investor. Establishment of an Institutional Account may require that documents and applications be completed and signed before the investment can be implemented. The Institutional Investor may require that certain documents be provided prior to making a redemption from the Portfolio. Institutional Investors may charge fees in addition to those described herein. Fee schedules for Institutional Accounts are available upon request from the Institutional Investor and are detailed in the agreements by which each client opens an account with an Institutional Investor.

HOW ARE INVESTMENTS MADE?

  Each Institutional Investor will transmit orders to the Transfer Agent, Chase Global Funds Services Company (the Transfer Agent). If an order is received by the Transfer Agent prior to 4:00 p.m. Eastern Time on any Business Day (as defined in the section "How Are Investments, Exchanges And Redemptions Made - Class I, II and III - How Are Portfolio Shares Valued?") and the funds are received by the Transfer Agent that day, the investment will earn dividends declared, if any, on the day of purchase. Institutional Investors will wire funds through the Federal Reserve System. Purchases will be processed at the net asset value per share (NAV) calculated after an order is received by the Transfer Agent. The Portfolio requires advance notification of all wire purchases. To secure same day acceptance of federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability), an Institutional Investor must call the Transfer Agent at 1-800-442-1941, (option 2) prior to 4:00 p.m. Eastern Time on any Business Day to advise it of the wire. The Trust may discontinue offering its shares in any Class of a Portfolio without notice to shareholders.

  MINIMUM INVESTMENT AND ACCOUNT BALANCE. The minimum initial investment for each Institutional Investor is $750,000. Institutional Investors may satisfy the minimum investment by aggregating their Institutional Accounts within the Portfolio. Subsequent investments may be in any amount. If an Institutional Investor's Class I account falls below $375,000 due to redemption, the Portfolio may close the account. An Institutional Investor may be notified if the minimum balance is not being maintained and will be allowed 30 days to make additional investments before its account is closed. Shares will be redeemed at the NAV on the day the account is closed, and proceeds will be sent to the address of record.

  Should an Institutional Investor or a beneficial owner of Class I shares cease to be eligible to participate in this Class, Class I shares held in an Institutional Account may be converted to shares of another Class. Any such conversion will be effected on the basis of the relative NAVs of the two Classes without the imposition of any sales load, fee or other charge. Institutional Investors or beneficial owners will receive at least 30 days prior notice of any proposed conversion.

HOW ARE REDEMPTIONS MADE?

  Institutional Investors may redeem all or a portion of their account shares on any Business Day. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request and will earn dividends declared, if any, through the day prior to redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

  Institutional Investors may make redemptions by wire provided they have established a wire account with the Transfer Agent. Please call 1-800-442-1941, (option 2) to advise the Transfer Agent of the wire. If telephone instructions are received before 4:00 p.m. Eastern Time on any Business Day, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. The Institutional Investor may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent at 73 Tremont Street, Boston, Massachusetts, 02108.

  Pursuant to the Investment Company Act of 1940, as amended (1940 Act), if making immediate payment of redemption proceeds could adversely affect the Portfolio, payments may be made up to seven days later. Also, when the New York Stock Exchange (NYSE) is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent Portfolio securities are traded in other markets on days when either the NYSE or the Federal Reserve Bank of New York (New York Federal Reserve) is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

  If transactions by telephone cannot be executed (for example, during times of unusual market activity), orders may be placed by mail to the Transfer Agent.
In case of suspension of the right of redemption, the Institutional Investor may either withdraw its request for redemption or it will receive payment based on the NAV next determined after the termination of the suspension.

ADDITIONAL INFORMATION

  The Portfolio also reserves the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in IAI's opinion, they are of a size that would disrupt management of the Portfolio.

  In order to allow IAI to manage the Portfolio most effectively, Institutional Investors are strongly urged to initiate all trades (investments, exchanges and redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of trades in excess of $1 million. In making these trade requests, the name of the Institutional Investor and the account number(s) must be supplied.

  Transactions may be initiated by telephone. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized telephone transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. The Portfolio or its agents may also record calls and an Institutional Investor should verify the accuracy of confirmation statements immediately after receipt. If an Institutional Investor does not want to be able to initiate redemptions and exchanges by telephone, please call the Transfer Agent for instructions.

CLASS II AND III
----------------

WHO MAY INVEST?

  Class II and III shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense and sales load structures to choose between. See "Summary Of Portfolio Expenses."

INVESTMENT REQUIREMENTS

  The minimum initial investment in Class II or III shares is $1,000.
Subsequent investments may be in any amount greater than $100. If you participate in the Systematic Investing Program (see "Systematic Investing Program" below) or the "A Plus Card Program" (a consumer discount card program provided by "A" Plus Strategic Alliances, Inc., a subsidiary of First Tennessee), the minimum initial investment is $250, and subsequent investments may be in any amount of $25 or greater. If you are an employee of First Tennessee or any of its affiliates and you participate in the Systematic Investing Program, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater. If your balance in the Portfolio falls below the applicable minimum investment requirement due to redemption, you may be given 30 days' notice to reestablish the minimum balance. If you do not reestablish the minimum balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed on the day the account is closed.

  All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $100, and the minimum investment requirement still applies (excluding the specific circumstances, stated above, which reduce the minimum investment requirement). The Portfolio reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

  You may initiate any transaction either directly or through your Investment Professional. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized transactions, if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. Your Investment Professional may also record calls and you should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want to be able to redeem and exchange by telephone, please check the box on your application (if you invest directly) or, if you invest through an Investment Professional, please call your Investment Professional for instructions.

HOW DO I SET UP AN ACCOUNT?

  You may set up an account directly in the Portfolio or you may invest in the Portfolio through your Investment Professional (see "How Do I Invest Through My Investment Professional" below). Shares will be purchased based on the NAV next calculated after the Transfer Agent has received the request in proper form. If you are investing through an Investment Professional, transactions that your Investment Professional initiates should be transmitted to the Transfer Agent before 4:00 p.m. Eastern time in order for you to receive that day's share price. The Transfer Agent must receive payment within three business days after an order is placed. Otherwise, the purchase order may be canceled and you could be held liable for the resulting fees and/or losses. An investor will earn dividends declared, if any, on the day of purchase if the funds are received by the Transfer Agent that day.

HOW DO I INVEST DIRECTLY?

  When opening a new account directly, you must complete and sign an account application and send it to First Funds, 73 Tremont Street, Boston, MA 02108. Telephone representatives are available at 1-800-442-1941, (option 2) between the hours of 8:00 a.m. to 4:00 p.m. Central Time (9:00 a.m. to 5:00 p.m. Eastern
Time), Monday through Friday.

  Investments may be made in several ways:

  BY MAIL: Make your check payable to First Funds: Capital Appreciation Portfolio, and mail it, along with the application, to the address indicated on the application. Your account will be credited on the business day that the Transfer Agent receives your application in good order.

  BY BANK TRANSFER: Bank transfer allows you to move money between your bank account and your First Funds account. This automatic service allows you to transfer money from your bank account via the Automated Clearing House (ACH) network to your Portfolio account. First, a Portfolio account must be established, and an application sent to the Transfer Agent. Next, a deposit account must be opened at a bank providing bank transfer services and you must arrange for this service to be provided. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

  BY WIRE: Call 1-800-442-1941, (option 2) to set up your Portfolio account to accommodate wire transactions. To initiate your wire transaction, call your depository institution. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

                                   Chase Manhattan Bank, N.A.
                                   ABA #021000021
                                   First Funds
                                   Credit DDA #910-2-733335
                                   (Account Registration)
                                   (Account Number)
                                   (Wire Control Number) *See Below*

  Prior to sending wires, please be sure to call 1-800-442-1941, (option 2) to receive a Wire Control Number to be included in the body of the wire (see above).

  Your bank may charge you a fee for this service.

HOW DO I REDEEM SHARES WHEN INVESTING DIRECTLY?

  You may redeem all or a portion of your shares on any day that the Portfolio is open for business. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request and will earn dividends declared, if any, through the day prior to redemption. If a Portfolio account is closed, any accrued dividends will be paid at the beginning of the following month.

  You may redeem shares in several ways:

  BY MAIL: Write a "letter of instruction" with your name, the Portfolio's name, your Portfolio account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application, along with a signature guarantee as described below.

  A signature guarantee is designed to protect you, the Portfolio, and its agents from fraud. Your written request requires a signature guarantee if you wish to redeem more than $1,000 worth of shares; if your Portfolio account registration has changed within the last 30 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another First Funds account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

  BY BANK TRANSFER: When establishing your account in the Portfolio, you must have indicated this account privilege in order to authorize the redemption of monies with the proceeds transferred to your bank account. To authorize a redemption, simply contact the Transfer Agent at 1-800-442-1941, (option 2) and your redemption will be processed at the NAV next calculated. Please allow two or three days after the authorization for monies to reach your bank account.

  BY WIRE: You may make redemptions by wire provided you have established a Portfolio account to accommodate wire transactions. If telephone instructions are received before 4:00 p.m. Eastern time, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to First Funds at 73 Tremont Street, Boston, Massachusetts, 02108.

  ADDITIONAL REDEMPTION REQUIREMENTS: The Portfolio may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent that Portfolio securities are traded in other markets on days when either the NYSE or the New York Federal Reserve is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

  If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or you will receive payment based on the NAV next determined after the termination of the suspension.

How Do I Invest Through My Investment Professional?

  If you are investing through your Investment Professional, you may be required to set up a brokerage or agency account. Please call your Investment Professional for information on establishing an account. If you are purchasing shares of the Portfolio through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. Certain features of such programs may impose additional requirements and charges for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section, and is responsible for initiating all initial purchase transactions. Please contact your Investment Professional for information on these services.

SYSTEMATIC INVESTING PROGRAM

  The Systematic Investing Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $25 per transaction) from your bank account to your First Funds account on a periodic basis. When you participate in this program, the minimum initial investment in each Portfolio is $250. If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment in the portfolio is $50. You may change the amount of your automatic investment, skip an investment, or stop the Systematic Investing Program by calling the Transfer Agent at 1-800-442-1941, (option 2) or your Investment Professional at least three Business Days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN

  You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Please contact ALPS at 1-800-442-1941 (option 1) or your Investment Professional for more information.

ADDITIONAL INFORMATION

  TAX-DEFERRED RETIREMENT PLANS: Retirement plans can offer significant tax savings to individuals. Please call ALPS at 1-800-442-1941 (option 1) or your Investment Professional for more information on the plans and their benefits, provisions and fees. The Transfer Agent or your Investment Professional can set up your new account in the Portfolio under one of several tax-deferred plans. These plans let you invest for retirement and defer the tax on your investment income. Minimums may differ from those listed previously under "Investment Requirements". Plans include Individual Retirement Accounts (IRAs), Rollover IRAs, Keogh Plans, and Simplified Employee Pension Plans (SEP-IRAs).

CLASS II
--------

PUBLIC OFFERING PRICE

  The public offering price for Class II shares is the sum of the NAV plus a sales load. As indicated below, a portion of this load may be reallowed to Investment Professionals which have entered into an agreement with ALPS, the Portfolio's Distributor (Service Organizations). You may calculate your sales load as follows:


                                                                 REALLOWANCE TO
                          TOTAL SALES LOAD FOR CLASS II SHARES   SERVICE ORGANIZATIONS
                          ------------------------------------   ----------------------
                          AS A % OF OFFERING     AS A %          AS A % OF  OFFERING
 AMOUNT OF TRANSACTION    PRICE PER SHARE        OF NAV          PRICE PER SHARE
  Less than $50,000       5.75                   6.10                  5.00
  $50,000 to $99,999      4.50                   4.71                  4.00
  $100,000 to $249,999    3.50                   3.63                  3.00
  $250,000 to $499,999    2.50                   2.56                  2.25
  $500,000 to $999,999    1.50                   1.52                  1.25
  $1,000,000 and over     0.50                   0.50                  0.40

  The reallowance to Service Organizations may be changed from time to time. ALPS, at its expense, may provide additional non-cash promotional incentives to eligible representatives of Service Organizations in the form of attendance at a sales seminar at a resort. These incentives may be limited to certain eligible representatives of Service Organizations who have sold significant numbers of shares of any of the Portfolios of the Trust.

  You may purchase Class II shares without a sales load if the purchase will be
(a) through an IRA, 401 Plan, 403 Plan or directed agency account if the trustee, custodian, or agent thereof is a direct or indirect subsidiary or franchisee bank of First Tennessee or its affiliates; (b) by registered representatives, directors, advisory directors, officers and employees (and their immediate families) of First Tennessee or its affiliates; (c) by a current or former Trustee, officer or employee of First Funds; the spouse of a First Funds Trustee, officer or employee; a First Funds Trustee acting as a custodian for a minor child or grandchild of a First Funds Trustee, officer or employee; or the child or grandchild of a current or former Trustee, officer or employee of First Funds who has reached the age of majority; (d) by a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code); (e) for use in a financial institution or investment adviser managed account for which a management or investment advisory fee is charged; (f) with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge within the past 60 days upon presentation of purchase verification information; or (g) through certain promotions where the load is waived for investors.

  In addition, you will not pay a sales load on the reinvestment of dividends or distributions in the Portfolio or any other First Funds Portfolio, or in connection with certain share exchanges as described under "How Are Investments, Exchanges And Redemptions Made? - Class I, II, and III - How are Exchanges Made?" Further, you generally will not pay a sales load on Class II shares of the Portfolio which you buy using proceeds from the redemption of a First Funds Portfolio which does not charge a front-end load, if you obtained such shares through an exchange for Class II shares which you purchased with a sales load.
A sales load will apply to your purchase of Class II shares in the foregoing situation only to the extent that the Portfolio's sales load exceeds the sales load you paid in the prior purchase of the Class II shares.

  In addition, if you purchase Class II shares within 60 days after redeeming shares of the Portfolio, you will receive credit towards the sales load payable on the purchase to the extent of the sales load you paid on the shares you redeemed. This reinstatement privilege may be exercised only with respect to redemptions and purchases in the same First Funds Portfolio. The reinstatement privilege can be exercised only one time with respect to any particular redemption.

QUANTITY DISCOUNTS

  You may be entitled to reduced sales charges through the Right of Accumulation or a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.

  To qualify for a reduction of or exception to the sales load, you or your Investment Professional must notify the Transfer Agent, at the time of purchase or exchange. The reduction in sales load is subject to confirmation of your holdings through a check of records. The Trust may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your Service Organization or ALPS at 1-800-442-1941 (option 1).

  RIGHT OF ACCUMULATION. The sales charge schedule under the heading "How Are Investments, Exchanges And Redemptions Made? - Public Offering Price" shows that the sales load you will pay on Class II shares is reduced as your aggregate investment increases. The Right of Accumulation allows you to combine certain First Funds investments to determine your aggregate investment and the applicable reduced sales load. You may combine the amount of your investment in the Portfolio's Class II shares with the value of your investment in Class II of any other First Funds Portfolio you own and on which you paid a sales load. I f you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also include as part of your aggregate investment any holdings through the IRA or in the plan even if a load was not paid. If, for example, you beneficially own Class II shares of a First Funds Portfolio with an aggregate current value of $99,000 and you subsequently purchase shares of the Portfolio having a current value of $1,000, the load applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, each subsequent purchase of First Funds Class II shares may be added to your aggregate investment at the time of purchase to determine the applicable sales loads.

  LETTER OF INTENT. A Letter of Intent allows you to purchase Class II shares over a 13-month period at a reduced sales charge. The sales charge is based on the total amount you intend to purchase plus the total net asset value of Class II shares which you already own on which you have paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also credit towards completion of your Letter of Intent any Class II shares held through the IRA or in the plan, even if a load was not paid. Each investment you make during the period may be made at the reduced sales charge that would apply to the total amount you intend to invest. The reduced sales load applies only to new purchases. If you do not invest the total amount within the period, you may pay the difference between the higher sales charge rate that would have been applied to the purchases you made and the reduced sales charge rate you have paid. Shares of the Portfolio equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, the Transfer Agent will redeem a sufficient amount of your escrowed shares to pay the additional sales charge. After the terms of your Letter of Intent are fulfilled, the Transfer Agent will release your escrowed shares.

  If your purchases qualify for a further sales load reduction in addition to that indicated in the Letter of Intent, the sales load will be adjusted to reflect your total purchases. Signing a Letter of Intent does not bind you to purchase the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. To apply, sign the Letter of Intent form at the time you purchase Class II shares. You will be entitled to the applicable sales load that is in effect at the date you submit the Letter of Intent until you complete your intended purchase.


  QUALIFICATION OF DISCOUNTS. As shown in the schedule of Class II sales charges, larger purchases may result in lower sales charges to you. For purposes of determining the amount of purchases using the Right of Accumulation and Letter of Intent privileges, you may combine your purchase with:

  - purchases by your spouse or his, her or your joint account or for the account of any minor children, and

  - the aggregate investment of any trustee or other Institutional Investor for you and/or your spouse or your minor children.

A trustee or custodian of any qualified pension or profit sharing plan may combine its aggregate purchases.

  OTHER. Class II shares also incur Shareholder Servicing Fees. See discussion under "What Advisory And Other Fees Does The Portfolio Pay? - Distribution Plan and Shareholder Servicing Plans."

CLASS III
---------

  Class III shares are bought without a front-end load; that is, the offering price for such shares will be their NAV. Class III shares incur Distribution Fees and Shareholder Servicing Fees. See discussion under "What Advisory And Other Fees Does The Portfolio Pay? - Distribution Plans and Shareholder Servicing Plans."

  DEFERRED SALES CHARGES. A contingent deferred sales charge (CDSC) of 1.00% is imposed on redemptions of Class III shares within the first year after purchase, based on the lower of the shares' cost and the current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In addition, any shares purchased in accounts established prior to November 2, 1998 are not subject to the CDSC.

CLASS I, II AND III
-------------------

How are Portfolio Shares Valued?

  The term "net asset value per share," or NAV, means the worth of one share. The NAV of each Class of the Portfolio is calculated by adding that Class' pro rata share of the value of all securities and other assets attributable to the Portfolio, deducting that Class' pro rata share of Portfolio liabilities, further deducting Class specific liabilities, and dividing the result by the number of shares outstanding in that Class.

  The Portfolio is open for business each day that both the NYSE and the New York Federal Reserve are open (a Business Day). The NAV is calculated at the close of the Portfolio's Business Day, which coincides with the close of regular trading of the NYSE (normally 4:00 p.m. Eastern time).

  The Portfolio's securities and other assets are valued primarily on the basis of market quotations furnished by pricing services, or if quotations are not available, by a method that the Trustees believe accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary United States market in which they are traded or, if not traded on a U.S. market, then their primary foreign market, and translated from foreign market quotations into U.S. dollars using current exchange rates.

  DISTRIBUTION OPTIONS: The Portfolio earns dividends from its stocks and interest from bond, money market, and other fixed-income investments. These are passed along as dividend distributions. The Portfolio may realize capital gains if it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions. Income dividends for the Portfolio are declared and paid monthly.

  When you fill out your account application, you can specify how you want to receive your distributions. Currently, there are three available options:

  1. REINVESTMENT OPTION. Your dividend distributions and capital gain distributions, if any, will be automatically reinvested in additional shares of the Portfolio. Reinvestment of distributions will be made at that day's NAV. If you do not indicate a choice on your application, you will be assigned this option.

  2. CASH OPTION. You will be sent a check for each dividend and capital gain distribution, if any. Distribution checks will be mailed no later than seven days after the last day of the month.

  3. INCOME-EARNED OPTION. Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for any dividend distribution.

HOW ARE EXCHANGES MADE?

  An exchange is the redemption of shares of one Portfolio and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other Portfolios registered in an investor's state. Except as noted below, the Portfolio's shares may be exchanged for the same Class shares of other First Funds Portfolios. The redemption and purchase will be made at the next determined NAV after the exchange request is received and accepted by the Transfer Agent. You may execute exchange transactions by calling the Transfer Agent at 1-800-442-1941 (option 2) prior to 4:00 p.m. Eastern Time on any Business Day.

  Class II shares of the First Funds Money Market Portfolios are not currently available for investment. Investors in Class II shares wishing to exchange into one of the Money Market Portfolios will receive Class III shares.

  When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. In order to open a new account through exchange, the minimum initial investment requirements must be met.

  Each exchange may produce a gain or loss for tax purposes. In order to protect the Portfolio's performance and its shareholders, First Tennessee and IAI discourage frequent exchange activity by investors in response to short-term market fluctuations. The Portfolio reserves the right to refuse any specific purchase order, including certain purchases by exchange if, in IAI's opinion, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if the Portfolio receives or anticipates individual or simultaneous orders affecting significant portions of the Portfolio's assets. Although the Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Portfolio reserves the right to modify or withdraw the exchange privilege upon 60 days notice and to suspend the offering of shares in any Class without notice to shareholders. You or your Institutional Investor, if you are invested in Class I will receive written confirmation of each exchange transaction.

  Exchanges are generally not permitted from Class I to another Class. Should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I, Class I shares held in an Institutional Account may be converted to shares of another Class.

STATEMENTS AND REPORTS

  You, or if Class I, the Institutional Investor, will receive a monthly statement and a confirmation after every transaction that affects the share balance or the account registration. A statement with tax information will be mailed by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you, or if Class I, the Institutional

Investor, will receive the Portfolio's financial statements. To reduce expenses, only one copy of the Portfolio's reports (such as the Prospectus and Annual Report) will be mailed to each investor or, if Class I, each Institutional Investor. Please write to ALPS to request additional copies.

--------------------------------------------------------------------------------
                         HOW IS PERFORMANCE CALCULATED?
--------------------------------------------------------------------------------

  From time to time the Portfolio may quote the yield of Class I, II or III shares in advertisements or in reports or other communications with shareholders. The YIELD is a way of showing the rate of income that the Portfolio earns on its investments as the percentage of its share price. To calculate yield, the Portfolio takes the net investment income it earned from its portfolio securities for a 30-day period, divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on share price at the end of the 30-day period. Yields do not reflect gains or losses from portfolio transactions. Yields are calculated according to accounting methods that are standardized for all mutual funds. Because yield accounting methods differ from the methods used for other accounting purposes, the Portfolio's yield may not equal its distribution rate, the income paid to an account, or the income reported in financial statements. The Portfolio's investment objective is to seek capital appreciation. Therefore, it does not expect to generate a significant yield.

  TOTAL RETURN for Class I, II or III of the Portfolio is based on the overall dollar or percentage change in value of a hypothetical investment, assuming dividends are reinvested. A CUMULATIVE TOTAL RETURN reflects performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in performance, you should recognize that they are not the same as actual year-by-year results. The yield and total returns of the three Classes of the Portfolio are calculated separately due to separate expense structures as indicated in the "Summary Of Portfolio Expenses"; the yields and total returns of Class II and Class III will be lower than that of Class I.

  For additional performance information, contact your Investment Professional or ALPS for a free Statement of Additional Information for the Portfolio.

--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

  Broker-dealers are utilized to conduct securities transactions for the Portfolio and are chosen based upon professional ability and quality of service. In addition, the Portfolio's investment advisers may consider a broker-dealer's sales of shares of the Portfolio or recommendations to its customers that they purchase shares of the Portfolio as a factor in the selection of broker-dealers to execute transactions for the Portfolio. In placing business with such broker-dealers, the advisers will seek the best execution of each transaction.

  Higher commissions may be paid to firms that provide research services to the extent permitted by law. The frequency of portfolio transactions - the Portfolio's portfolio turnover rate - will vary from year to year depending on market conditions. The Portfolio's turnover rate for the fiscal period ended June 30, 1998 was 44%.

--------------------------------------------------------------------------------
          WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?
--------------------------------------------------------------------------------

  The Portfolio intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Portfolio, if any, are declared and paid annually.

  FEDERAL TAXES. Distributions of gains from the sale of assets held by the Portfolio for more than one year generally are taxable to shareholders at the applicable mid-term or long-term capital gains rate, regardless of how long they have owned their Portfolio shares. Distributions from other sources generally are taxed as ordinary income. A portion of the Portfolio's dividends may qualify for the dividends-received deduction for corporations. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Portfolio will send each investor or, if Class I, each Institutional Investor an IRS Form 1099-DIV by January 31 of each year.

  REDEMPTIONS AND EXCHANGES. A capital gain or loss may be realized when shares of the Portfolio are redeemed or exchanged. For most types of accounts, the Portfolio will report the proceeds of redemptions to each shareholder or, if Class I, the Institutional Investor, and the IRS annually. However, the tax treatment also depends on the purchase price and your personal tax position.

  "BUYING A DIVIDEND." On the record date for a distribution of income or capital gains, the Portfolio's share price is reduced by the amount of the distribution. If shares are bought just before the record date ("buying a dividend"), the full price for the shares will be paid, and a portion of the price will be received back as a taxable distribution.

  OTHER TAX INFORMATION. The information above is only a summary of some of the federal tax consequences generally affecting the Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal tax, distributions may be subject to state or local taxes. Institutional Investors and other shareholders should consult their tax advisor for details and up-to-date information on the tax laws in your state to determine whether the Portfolio is suitable given your particular tax situation. It is not anticipated that the Portfolio's distributions will be exempt from Tennessee personal income tax, except to the extent that any distributions of income are attributable to interest on bonds or securities of the U.S. government or any of its agencies or instrumentalities.

  When you sign your account application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require the Portfolio to withhold 31% of taxable distributions from your account.

--------------------------------------------------------------------------------
              WHAT ADVISORY AND OTHER FEES DOES THE PORTFOLIO PAY?
--------------------------------------------------------------------------------

  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS. The Portfolio is obligated to pay First Tennessee, 4990 Poplar Avenue, Memphis, Tennessee, a monthly management fee at the annual rate of 0.15% of its average net assets for the investment advisory services First Tennessee provides. First Tennessee has voluntarily agreed to waive its entire management fees for the current fiscal year. This voluntary waiver can be discontinued at any time.

  Under its Investment Advisory and Management Agreement, First Tennessee monitors and evaluates the performance of IAI, allocates Portfolio assets to be managed by multiple, active investment advisers, recommends any changes in or additional investment advisers when appropriate, coordinates the activities of the Portfolio's investment advisers with its custodian, transfer agent, Administrator and independent accountants, and monitors Portfolio purchase and sale transactions for compliance purposes.

  First Tennessee has experience as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $16 billion in assets under administration (including nondiscretionary accounts) and $4 billion in assets under management as of June 30, 1998, as well as experience in supervising sub-advisers.

  IAI serves as Adviser for the Portfolio pursuant to the authority granted to it under its Investment Advisory and Management Agreement with the Trust on behalf of the Portfolio. IAI is responsible for the day-to-day investment and reinvestment of the Portfolio's assets in accordance with its investment objective and policies. IAI is obligated to provide a continual program of investment of Portfolio assets, to conduct investment research and credit analysis concerning Portfolio investments, and to place orders for all purchases and sales on investments on behalf of the Portfolio. As compensation for the services it provides, IAI is entitled to receive from the Portfolio a monthly management fee at the annual rate of 0.70% for the first $50 million of the Portfolio's average net assets and .65% on average daily net assets of the Portfolio in excess of $50 million.

  IAI also furnishes investment advice to other concerns including other investment companies, pension and profit sharing plans, foundations, religious, educational and charitable institutions, trusts, municipalities and individuals, having total assets in excess of $7 billion as of June 30, 1998. IAI's ultimate corporate parent is Lloyds TSB Group plc, a publicly-held financial services organization headquartered in London, England. Lloyds TSB Group plc is one of the largest personal and corporate financial services groups in the United Kingdom and is engaged in a wide range of activities including commercial and retail banking. The address of IAI is P.O. Box 357, Minneapolis, Minnesota 55440-0357.

  ADMINISTRATOR AND DISTRIBUTOR. ALPS, 370 17th Street, Suite 3100, Denver Colorado, 80202, serves as the Administrator and Distributor for the Portfolio. As Administrator, ALPS assists in the Portfolio's administration and operation, including but not limited to, providing office space and various legal and operational services in connection with the regulatory requirements applicable to the Portfolio. ALPS is entitled to receive from the Portfolio a monthly fee at the annual rate of .15% of average net assets.

  First Tennessee serves as the Co-Administrator for the Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to and receives from the Portfolio a monthly fee at the annual rate of
 .05% of average net assets.

  As the Distributor, ALPS sells shares of the Portfolio as agent on behalf of the Trust at no additional cost to the Trust. First Tennessee and its affiliates do not participate in and are not responsible for selling as an agent on behalf of the Trust, underwriting or distributing Trust shares. Consistent with applicable law, affiliates of First Tennessee may receive commissions or asset-based fees.

  TRANSFER AGENT AND CUSTODIAN. Chase Global Funds Services Company, a division of Chase Manhattan Bank, N.A. (the Transfer Agent), provides transfer agent and related services for the Portfolio. Chase Manhattan Bank, N.A. is Custodian of the Portfolio's assets.

  PRICING AND ACCOUNTING. Chase Global Funds Services Company also serves as Fund Accountant and thereby calculates the NAV and dividends of each Class and maintains the portfolio and general accounting records.

  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLANS. The Trustees have adopted a Distribution Plan on behalf of Class III of the Portfolio pursuant to Rule 12b-1 (the Rule) under the 1940 Act. The NASD subjects asset-based sales charges to its maximum sales charge rule. Fees paid pursuant to the Portfolio's Distribution Plan will be limited by the restrictions imposed by the NASD rule. The Distribution Plan provides for payment of a fee to ALPS at the annual rate of .75% of the average net assets of Class III. All or a portion of these fees will in turn be paid to Investment Professionals as compensation for selling shares of Class III and for providing ongoing sales support services. The Trustees have also adopted Shareholder Servicing Plans on behalf of Class II and III of the Portfolio, under which Service Organizations are paid at the annual rate of .25% of each Class' average net assets, for shareholder services and account maintenance, including responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting. The Distribution Fees are expenses of Class III and the Shareholder Servicing Fees are expenses of Class II and III in addition to the Management Fee and the Administration and Co-Administration Fees, and will reduce the net income and total return of both Classes.

--------------------------------------------------------------------------------
                        HOW IS THE PORTFOLIO ORGANIZED?
--------------------------------------------------------------------------------

  The Portfolio is a diversified portfolio of First Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. The Portfolio consists of three separate Classes. The Trustees supervise the Trust's activities and review its contractual arrangements with companies that provide the Trust with services. The Trust is not required to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio or Class with respect to issues affecting that Portfolio or Class, or the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving investment advisory agreements. Shareholders receive one vote for each share owned and fractional votes for fractional shares owned. A Portfolio or Class votes separately with respect to issues affecting only that Portfolio or Class. Pursuant to the Declaration of Trust, the Trustees have the authority to issue additional Classes of shares for the Portfolio.

PORTFOLIO MANAGEMENT

  Martin Calihan has responsibility for the management of the Portfolio. Mr. Calihan is a Vice President and has served as an equity analyst for IAI since 1992. Before joining IAI, Mr. Calihan was an equity analyst with Morgan Stanley and Company from 1991 to 1992, and with State Street Research management from 1990 to 1991. Mr. Calihan has managed the Portfolio since its inception.

--------------------------------------------------------------------------------
           INVESTMENT INSTRUMENTS, TRANSACTIONS, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

  The following paragraphs provide a brief description of the securities in which the Portfolio may invest and the transactions each may make. The Portfolio is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with the Portfolio's investment objective and policies.

  EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, ADRs and warrants. Common stock purchased by the Portfolio is evidence of ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. For the most part, however, common stock has more potential for appreciation. Preferred Stock is a Class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

  FOREIGN INVESTMENTS. The Portfolio may invest in foreign securities, which may involve additional risks. Foreign securities and securities denominated in or indexed to foreign currencies may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political, regulatory, or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid or more volatile than U.S. markets, and may offer less protection to investors. In addition to the political and economic factors that can affect foreign securities, a governmental issuer may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. These factors could make foreign investments, especially those in developing countries, more volatile. IAI considers these factors in making foreign investments for the Portfolio.

  The Portfolio may also enter into currency forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although currency forward contracts can be used to protect the Portfolio from adverse exchange rate changes, they involve a risk of loss if IAI fails to predict foreign currency values correctly or employs a strategy that does not correlate well with a Portfolio's investments. A loss to the Portfolio may also result if the counterparty to a transaction fails to perform as obligated. Please see discussion under "Forwards" below.

  DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Portfolio may buy and sell obligations on a when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in the Portfolio's share price, yield, and return. Ordinarily, the Portfolio will not earn interest on obligations until they are delivered.

  FORWARDS. A forward represents a contract that obligates the counterparty to buy, and the other to sell, a specific underlying asset at a specific price, amount, and date in the future. Forwards are similar to futures except for the fact that forwards are privately negotiated. The most common type of forward contracts are foreign currency exchange contracts.

  The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

  RESTRICTED SECURITIES. The Portfolio may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 (restricted securities). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Provided that the security has a demand feature of seven days or less, or a dealer or institutional trading market exists, these restricted securities are not treated as illiquid securities for the purposes of the Portfolio's investment limitations. Investing in restricted securities could have the effect of increasing the level of Portfolio illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

  ILLIQUID SECURITIES. Under guidelines established by the Board of Trustees, IAI determines the liquidity of the Portfolio's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments or securities subject to legal restrictions may involve time-consuming negotiation and legal expenses. It may be difficult or impossible for the Portfolio to sell illiquid or restricted securities promptly at an acceptable price. The Portfolio may invest up to 15% of its net assets in illiquid investments.

  MONEY MARKET INSTRUMENTS are high quality instruments that present minimal credit risk. They may include U.S. government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits and other financial institution obligations. These instruments may carry fixed or variable rates.

  OPTIONS CONTRACTS. An option is a contract that gives the owner the right, but not the obligation, to either buy (call option) or sell (put option) an underlying security or currency at a fixed price for a specified period of time. The Portfolio may buy and sell (write) put and call options contracts to manage its exposure to changing interest rates and security prices. To the extent it invests in securities denominated in foreign currencies, the Portfolio may also buy and sell options contracts to manage exposure to currency exchange rates. Some option strategies, including buying puts and writing calls, tend to hedge the Portfolio's investments against price fluctuations. Other strategies, including writing puts and buying calls, tend to increase market exposure. Options may be combined with each other in order to adjust the risk and return characteristics of the overall strategy. The Portfolio may enter into forward contracts for settlement or hedging purposes. The Portfolio may invest in options based on any type of security, index, or currency, including options traded on foreign exchanges and options not traded on exchanges.

  Options can be volatile investments and involve certain risks. If IAI applies a hedge at an inappropriate time or judges market conditions incorrectly, options strategies may result in a loss and lower the Portfolios return. The Portfolio could also experience losses if the prices of its options positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. The use of options may increase the volatility of the Portfolio and may involve the investment of a small amount of cash relative to the risk assumed.

  The Portfolio will be able to hedge its total assets by writing calls or purchasing puts under normal conditions. In addition, the Portfolio will not write puts whose underlying value exceeds 25% of total assets, and will not buy calls with a value exceeding 5% of total assets.

  REPURCHASE AGREEMENTS are transactions by which a Portfolio agrees to purchase a security subject to the seller's agreement to repurchase it at a mutually agreed upon date and price. In the event of the bankruptcy of the seller, a Portfolio could experience delays in recovering its cash. In the event of the bankruptcy of the other party to a repurchase agreement or a securities loan, the Portfolio could experience delays in recovering its cash or the securities it lent. To the extent that, in the meantime, the value of the obligations purchased had decreased, or the value of obligations lent had increased, a Portfolio could experience a loss. In all cases, IAI must find the creditworthiness of the other party to the transaction satisfactory.

  U.S. GOVERNMENT OBLIGATIONS Obligations purchased by the Portfolio are debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government obligations are backed by the full faith and credit of the United States. For example, obligations issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Obligations issued by the Federal Home Loan Bank are supported only by the credit of the agency. There is no guarantee that the government will support these types of obligations, and therefore they involve more risk than other government obligations.

  U.S. TREASURY OBLIGATIONS purchased by the Portfolio are obligations issued by the United States and backed by its full faith and credit.

  ZERO COUPON BONDS purchased by the Portfolio do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.
In calculating its daily dividend, the Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

  A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

  The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. The risks of these securities are similar to those of other debt securities, although they may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

===============================================================================

                                   THIS PAGE
                                 INTENTIONALLY
                                   LEFT BLANK

===============================================================================

                             CO-INVESTMENT ADVISER
                             ---------------------

                   First Tennessee Bank National Association
                                  Memphis, TN

                              INVESTMENT ADVISER
                              ------------------

                           Investment Advisers, Inc.
                                Minneapolis, MN

                                   OFFICERS
                                   --------

                         Richard C. Rantzow, President
                           James V. Hyatt, Secretary
                           Jeremy O. May, Treasurer

                                   TRUSTEES
                                   --------

                              Thomas M. Batchelor
                                John A. DeCell
                               L.R. Jalenak, Jr.
                               Larry W. Papasan
                              Richard C. Rantzow

                         ADMINISTRATOR AND DISTRIBUTOR
                         -----------------------------

                       ALPS Mutual Funds Services, Inc.
                                  Denver, CO

                   TRANSFER AND SHAREHOLDER SERVICING AGENT
                   ----------------------------------------

                      Chase Global Funds Services Company
                                  Boston, MA

                                   CUSTODIAN
                                   ---------

                          Chase Manhattan Bank, N.A.
                                 New York, NY

[FIRST FUNDS LOGO]

FIRST FUNDS                                                      370 17th Street
                                                                      Suite 3100
BOND PORTFOLIO                                           Denver, Colorado  80202

--------------------------------------------------------------------------------
PROSPECTUS FOR CLASSES I, II, AND III
October 26, 1998
--------------------------------------------------------------------------------

  First Funds (the Trust) offers investors a convenient and economical means of investing in a professionally managed fixed income mutual fund. The objective of the Bond Portfolio (the Portfolio) is to achieve maximum total return through high current income, consistent with reasonable risk, by investing primarily in fixed income securities. The Portfolio's net asset value per share will fluctuate in response to changes in the value of its investments.

  This Prospectus is designed to provide you with information that you should know before investing. Please read and retain this document for future reference. This Prospectus offers Class I, II and III shares of the Portfolio. Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar accounts (Institutional Accounts). Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions and other entities serving in trust, advisory, agency, custodial or similar capacities (each, an Institutional Investor and collectively, Institutional Investors) that meet the investment threshold for this Class of shares. Class II and III shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense and sales load structures to choose between. See "Expense Summary."

  A Statement of Additional Information (dated October 26, 1998) for the Portfolio has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. This Prospectus, the Annual Report and the Statement of Additional Information are available free upon request from ALPS Mutual Funds Services, Inc., (ALPS) the Portfolio's Distributor. The Annual Report for the fiscal period ended June 30, 1998 for the Portfolio is incorporated into the Statement of Additional Information by reference. Please call ALPS at 1-800-442-1941 (option 1) for more information concerning each Class of shares. If you are investing through a broker, other financial institution or adviser (Investment Professional), please contact that institution directly.

  NATIONAL ASSOCIATION OR ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR JURISDICTION.











  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

-------------------------------------------------------------------------------
                               Table of Contents

                                                                         Page
                                                                         ----

Summary Of Portfolio Expenses............................................  3

Financial Highlights.....................................................  4

What Is The Investment Objective Of The Portfolio?.......................  6

Is The Portfolio A Suitable Investment?; Investment Risks................  6

What Are The Portfolio's Investment Policies And Limitations?............  7

How Are Investments, Exchanges And Redemptions Made?.....................  8

How Is Performance Calculated?........................................... 15

Portfolio Transactions................................................... 16

What Is The Effect Of Federal Income Tax On This Investment?............. 16

What Advisory And Other Fees Does The Portfolio Pay?..................... 16

How Is The Portfolio Organized?.......................................... 18

Investment Instruments, Transactions, Strategies And Risks............... 18
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

  The purpose of the table below is to assist you in understanding the various costs and expenses that you would bear, directly or indirectly, by investing in the Portfolio. This standard format was developed for use by all mutual funds to help you make your investment decisions. The information below is based upon the Portfolio's expenses for the fiscal year ended June 30, 1998 adjusted to reflect the waiver of 12b-1 fees for Class III (see discussion under "Annual Portfolio Operating Expenses" below). This expense information should be considered along with other important information such as the Portfolio's investment objective.

A.  EXPENSE SUMMARY

                                                      BOND PORTFOLIO
                                             --------------------------------
SHAREHOLDER TRANSACTION EXPENSES:            CLASS I   CLASS II     CLASS III
                                             -------   --------     ---------
Maximum Sales Load on Purchases
  (as a percentage of offering price)         None      3.75%          None
Sales Load Imposed on Reinvested
  Distributions                               None       None          None
Deferred Sales Load Load
  (as a percentage of original purchase
  price or redemption proceeds, as
  applicable)                                 None       None         1.00%*
Redemption Fees                               None       None          None
Exchange Fee                                  None       None          None

ANNUAL PORTFOLIO OPERATING EXPENSES:
  (as a percentage of average net assets)
Management Fees**                             .15%       .15%          .15%
12b-1 fees**                                  .00%       .00%          .50%
Other Expenses                                .34%       .69%          .77%
                                             -------    -------      --------
Total Portfolio Operating Expenses**          .49%       .84%         1.42%
                                             =======    =======      ========

* Applied to redemptions made during the first year after purchase. No deferred sales charges are imposed on redemptions after one year from date of purchase.
**  After expense waivers or limitations.

  ANNUAL PORTFOLIO OPERATING EXPENSES. The Portfolio is obligated to pay Management Fees to First Tennessee Bank National Association (First Tennessee) for managing the Portfolio's investments. First Tennessee, as Investment Adviser, has voluntarily agreed to waive its investment advisory fee down to
 .15% of the Portfolio's average net assets; however, there is no guarantee that the waiver will continue. The Portfolio incurs Other Expenses, including Administration and Co-Administration Fees, for maintaining shareholder records, furnishing shareholder statements and reports, and other services. ALPS, as Administrator, is entitled to and charges .15% of the Portfolio's average net assets for administration services. First Tennessee, as Co-Administrator, is entitled to and charges .05% of the Portfolio's average net assets for co-administration services. Other Expenses also include Shareholder Servicing Fees of 0.25% with respect to Class II and Class III of the Portfolio.

  If the waivers were not in effect, Management Fees would be .55% for the current fiscal year for each Class. In addition, the Board of Trustees has limited the payment of 12b-1 fees under the Distribution Plan to .50% (see "What Advisory and Other Fees Does the Portfolio Pay - Distribution Plan and Shareholder Servicing Plans"). Absent these waivers and limitations, Total Portfolio Operating Expenses would be as follows:

                                             BOND PORTFOLIO
                                      ----------------------------
                                      CLASS I  CLASS II  CLASS III
                                      -------  --------  ---------
Total Portfolio Operating Expenses       .89%     1.24%      1.82%

  There is no guarantee that any waivers will continue at their stated levels.

  Management Fees, 12b-1 Fees, Shareholder Servicing Fees, and Other Expenses, are reflected in the Portfolio's share price and are not charged directly to individual accounts. 12b-1 Fees are paid by Class III shares of the Portfolio to ALPS for services and expenses in connection with distribution. Shareholder Servicing Fees are paid by Class II and III shares of the Portfolio to Investment Professionals for services and expenses incurred in connection with providing personal service to shareholders and/or maintenance of shareholder accounts. Long-term shareholders may pay more than the economic equivalent of the maximum 8.50% front-end sales charge permitted by the National Association of Securities Dealers, Inc. (NASD) due to 12b-1 fees applicable to Class III shares. Please see "What Advisory And Other Fees Does The Portfolio Pay - Distribution Plan and Shareholder Servicing Plans" for further information.

  B. EXAMPLE: You would pay the following expenses for every $1,000 investment in each Class of shares of the Bond Portfolio assuming (1) 5% annual return, (2) redemption at the end of each time period, (3) that operating expenses (net of expense waivers) are the same as described above, and (4) reinvestment of all dividends and distributions. THE RETURN OF 5% AND EXPENSES SHOULD NOT BE CONSIDERED INDICATIVE OF ACTUAL OR EXPECTED PERFORMANCE OR PORTFOLIO OPERATING EXPENSES, BOTH OF WHICH MAY VARY SIGNIFICANTLY:

                                       BOND PORTFOLIO
                                 -----------------------------

                                 CLASS I  CLASS II   CLASS III
                                 -------  ---------  ---------
                     1 year          $ 5      $ 46*       $ 24
                     3 years         $16      $ 63*       $ 45
                     5 years         $27      $ 82*       $ 78
                     10 years        $62      $137*       $170

*Reflects imposition of maximum sales charge at the beginning of the period.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  The table that follows is included in the Annual Report for the Portfolio dated June 30, 1998 and has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report on the financial statements and the financial highlights for the Portfolio is included in the Annual Report. The financial statements and financial highlights are incorporated by reference into the Portfolio's Statement of Additional Information. The Annual Report contains additional performance information and will be made available upon request and without charge.

BOND PORTFOLIO

                                                                               CLASS I
                                                        ----------------------------------------------------------
                                                                         For the Year Ended June 30,
                                                        ----------------------------------------------------------
                                                          1998       1997        1996         1995         1994**
                                                        --------   --------   ---------   ------------   ---------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $   9.84   $   9.73   $    9.91   $       9.41   $   10.00
                                                        ----------------------------------------------------------
Income from investment operations:
Net investment income                                       0.61       0.61        0.60           0.57        0.45
Net realized and unrealized gain (loss) on
 investments                                                0.45       0.11       (0.18)          0.50       (0.57)
                                                        ----------------------------------------------------------
Total from investment operations                            1.06       0.72        0.42           1.07       (0.12)
                                                        ----------------------------------------------------------
Distributions:
Net investment income                                      (0.61)     (0.61)      (0.60)         (0.57)      (0.46)
Net realized gain                                              -          -           -              -       (0.01)
                                                        ----------------------------------------------------------
Total distributions                                        (0.61)     (0.61)      (0.60)         (0.57)      (0.47)
                                                        ----------------------------------------------------------
Net asset value, end of period                          $  10.29   $   9.84   $    9.73   $       9.91   $    9.41
                                                        ==========================================================

TOTAL RETURN+                                              11.02%      7.58%       4.23%         11.87%   (1.38)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $219,088   $123,184   $ 107,832   $     90,574   $  75,686
Ratio of expenses to average daily net assets (1)           0.49%      0.49%       0.41%          0.35%     0.36%*
Ratio of net investment income to average net assets        5.98%      6.20%       5.99%          6.07%     5.07%*
Portfolio turnover rate                                       26%        56%         56%            23%       36%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                0.89%      0.89%       0.91%          0.91%     0.96%*

                                                                                  CLASS II
                                                                   -----------------------------------
                                                                         For the Year Ended June 30,
                                                                   -----------------------------------
                                                                     1998       1997          1996**
                                                                   --------   ---------    -----------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                               $   9.81   $    9.71     $    10.18
                                                                   -----------------------------------
Income from investment operations:
Net investment income                                                  0.57        0.57           0.29
Net realized and unrealized gain (loss) on
 investments                                                           0.46        0.10          (0.47)
                                                                   -----------------------------------
Total from investment operations                                       1.03        0.67          (0.18)
                                                                   -----------------------------------
Distributions:
Net investment income                                                 (0.58)      (0.57)         (0.29)
                                                                   -----------------------------------
Total distributions                                                   (0.58)      (0.57)         (0.29)
                                                                   -----------------------------------
Net asset value, end of period                                     $  10.26   $    9.81     $     9.71
                                                                   ===================================

TOTAL RETURN+                                                     10.72%***    7.12%***    (1.75)%#***

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                              $  1,801   $     841     $      67
Ratio of expenses to average daily net assets(1)                       0.84%       0.90%        0.80%*
Ratio of net investment income to average net assets                   5.63%       5.79%        5.61%*
Portfolio turnover rate                                                  26%         56%          56%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                           1.24%       1.30%        1.30%*

                                                                                 CLASS III
                                                        ----------------------------------------------------------

                                                                         For the Year Ended June 30,
                                                        ----------------------------------------------------------
                                                          1998       1997        1996         1995         1994**
                                                        --------   --------   ---------   ------------   ---------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $   9.82   $   9.71   $    9.89   $       9.40   $   10.04
                                                        ----------------------------------------------------------
Income from investment operations:
Net investment income                                       0.48       0.49        0.49           0.43        0.21
Net realized and unrealized gain (loss) on
 investments                                                0.46       0.11       (0.18)          0.49       (0.62)
                                                        ----------------------------------------------------------
Total from investment operations                            0.94       0.60        0.31           0.92       (0.41)
                                                        ----------------------------------------------------------
Distributions:
Net investment income                                      (0.49)     (0.49)      (0.49)         (0.43)      (0.22)
Net realized gain                                              -          -           -              -       (0.01)
                                                        ----------------------------------------------------------
Total distributions                                        (0.49)     (0.49)      (0.49)         (0.43)      (0.23)
                                                        ----------------------------------------------------------
Net asset value, end of period                          $  10.27   $   9.82   $    9.71   $       9.89   $    9.40
                                                        ==========================================================

TOTAL RETURN+                                               9.72%      6.37%       3.11%         10.12%   (4.19)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $  2,113   $  2,553   $   3,445   $      1,916   $     923
Ratio of expenses to average daily net assets(1)            1.67%      1.63%       1.49%          1.84%     1.82%*
Ratio of net investment income to average net assets        4.80%      5.07%       4.92%          4.58%     3.61%*
Portfolio turnover rate                                       26%        56%         56%            23%       36%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                2.07%      2.03%       1.99%          3.35%     6.36%*

*     Annualized.
** Class I, II and III commenced operations on August 2, 1993, December 20, 1995 and December 2, 1993, respectively.
***   Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#     Total return for periods of less than one year are not annualized.

-------------------------------------------------------------------------------
               WHAT IS THE INVESTMENT OBJECTIVE OF THE PORTFOLIO?
-------------------------------------------------------------------------------

  First Tennessee, serves as Investment Adviser to the Portfolio and, with the prior approval of the Board of Trustees (the Trustees), has engaged Highland Capital Management Corp. (Highland), to act as Sub-Adviser to the Portfolio. Subject to First Tennessee's supervision, Highland is responsible for the day-to-day investment management of the Portfolio, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objective of the Portfolio. For additional information about the Portfolio's investment advisory arrangements, see "What Advisory And Other Fees Does The Portfolio Pay? - Investment Advisory and Management and Sub-Advisory Agreements."

  The investment objective of the Portfolio is to achieve maximum total return through high current income by investing at least 65% of its total assets in fixed income securities. There is no assurance that the Portfolio will achieve its investment objective. The permitted investments of the Portfolio are as follows:

  The Portfolio invests primarily in U.S. government obligations, investment grade debt of U.S. corporations, mortgage-backed securities, (such as Government National Mortgage Association (GNMA), Federal National Mortgage Association
(FNMA), and Federal Home Loan Mortgage Corporation (Freddie Mac) obligations, and investment-grade asset-backed securities. Highland expects to invest the Portfolio in investment-grade debt securities, which are considered to be those rated Baa or higher by Moody's Investors Service, Inc. (Moody's) or BBB or higher by Standard & Poor's Corporation (S&P). Investment-grade securities are generally of medium to high quality. Accordingly, the Portfolio will not invest in securities judged by Highland to be predominantly speculative or of poor quality, although it may invest in securities rated in the lower end of the investment-grade category (Baa/BBB), if Highland deems that such securities present attractive investment opportunities. Securities rated Baa/BBB have speculative characteristics and are more sensitive to economic changes and changes in the financial condition of issuers. The Portfolio may also invest in unrated securities judged to be of equivalent quality by Highland. Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. The Portfolio relies more on Highland's credit analysis when investing in debt securities that are unrated. In the event the Portfolio owns a security whose rating is subsequently reduced below investment grade by Moody's or S&P, Highland will determine whether the Portfolio should continue to hold such security but in no event will the Portfolio's investments in such securities exceed 5% of its net assets.

  The Portfolio also may invest in foreign securities and make foreign investments in foreign currencies. The Portfolio may buy and sell securities on a when-issued or delayed-delivery basis, engage in dollar roll transactions, invest in options, and purchase zero coupon bonds, illiquid and restricted securities, and shares in other investment companies. The Portfolio may, for temporary defensive and liquidity purposes, invest without limit in short-term money market securities including, but not limited to, U.S. government obligations, commercial paper, and certificates of deposit.

  The Portfolio will invest primarily in intermediate to long-term bonds. While the Portfolio's dollar-weighted average portfolio maturity may range from 5 to 15 years, Highland anticipates that this average maturity, under normal circumstances, will fluctuate between 7 and 11 years. If Highland determines that market conditions warrant a shorter or longer average maturity within the range of 5 to 15 years, the Portfolio's investments will be adjusted accordingly. Highland's investment management process includes an initial analysis of the economy's business cycle as a means of evaluating inflation levels. The portfolio managers use this evaluation to help guide their selection of fixed income securities.

  See "Investment Instruments, Transactions, Strategies And Risks" for a further discussion of the Portfolio's investments.

-------------------------------------------------------------------------------
           IS THE PORTFOLIO A SUITABLE INVESTMENT?; INVESTMENT RISKS
-------------------------------------------------------------------------------

  By itself, the Portfolio does not constitute a balanced investment plan. The Portfolio emphasizes maximizing total return through high current income by investing primarily in debt securities. An increase in interest rates generally will reduce the value of portfolio investments of the Portfolio and a decline in interest rates will generally increase the value of its portfolio investments. Short-term obligations (such as instruments with maturities of one year or less) generally offer greater stability and are less sensitive to interest rate changes. Long-term bonds of the type in which the Portfolio will invest offer less stability and are more sensitive to interest rate changes, but generally offer higher yields. Further, investment in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. issuers. The Portfolio's share price, yield and total return will fluctuate. An investment in the Bond Portfolio may be worth more or less than the original cost when shares are redeemed.

  In addition, the Portfolio may invest in instruments and securities generally known as derivative investments. These investments may include the use of forward currency contracts, put and call option contracts, zero coupon bonds, stripped fixed-income obligations and mortgage-backed and asset-backed pass-through securities. Highland may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Portfolio achieve its investment objective. Use of these instruments and techniques can alter the risk and return characteristics of the Portfolio. They may increase the Portfolio's volatility and may involve the investment of small amounts of cash relative to the magnitude of the risk assumed. This is called leverage. They may also result in a loss of principal if Highland judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investment strategy. With respect to mortgage-backed securities, risks include a sensitivity to the rate of prepayments in that, although the value of fixed-income securities generally increase during periods of falling interest as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities. Asset-backed securities involve the risk that such securities do not usually have the benefit of a complete security interest in the related collateral. Positions in options involve the risk that such options may fail as a hedging technique and that closing transactions may not be effected where a liquid secondary market does not exist.

  The Portfolio seeks to maximize total return over an interest rate cycle. Highland believes that by lessening the effect of bond market declines, investors should experience greater overall returns; accordingly, Highland may address market risk through a strategy of adjusting the dollar-weighted average maturity of the Portfolio to reflect changing economic and interest rate environments. The timing of Portfolio transactions in response to anticipated changes in interest rate trends is important to the successful application of such strategies. Bond funds such as the Portfolio are generally subject to two risk factors: (1) credit risk, and (2) interest rate risk. The Portfolio will seek to manage credit risk by investing only in investment-grade securities as described previously. In the event a security's credit rating is downgraded, its value can be expected to decrease. Highland may elect to continue to hold such securities. The Portfolio will seek to manage interest rate risk by limiting its average maturity to 15 years or less.

  Further information about the types of securities in which the Portfolio may invest and their related risks, as well as the investment policies of the Portfolio in general are set forth in the section "Investment Instruments, Transactions, Strategies and Risks" and in the Statement of Additional Information.

  YEAR 2000 RISKS. The Portfolio, as with other financial and business organizations in the United States and around the world, could be adversely affected if computer systems used by the Portfolio's service providers, including its investment advisers, fail to correctly interpret and process date information concerning dates occurring on and after January 1, 2000. The Portfolio's service providers, including its investment advisers, have taken and continue to take steps to address this issue. However, there is no assurance that these steps will be sufficient to avoid an adverse impact on the Portfolio as a result of this issue.

--------------------------------------------------------------------------------
         WHAT ARE THE PORTFOLIO'S INVESTMENT POLICIES AND LIMITATIONS?
--------------------------------------------------------------------------------

  INVESTMENT LIMITATIONS. The Portfolio has adopted the following investment limitations:

       (1) With respect to 75% of the Portfolio's assets, the Portfolio will not purchase a security, other than U.S. government securities, if, as a result,
  (a) more than 5% of its total assets would be invested in the securities of any single issuer; or (b) the Portfolio would own more than 10% of the voting securities of any single issuer.

       (2) The Portfolio will not invest 25% or more of its total assets in a particular industry, other than U.S. government obligations.

       (3) (a) The Portfolio may borrow money solely for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets. (b) The Portfolio may borrow money from banks, or by engaging in reverse repurchase agreements. (c) The Portfolio will not purchase securities when borrowings exceed 5% of its total assets. If the Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.

       (4) (a) The Portfolio may temporarily lend its portfolio securities to broker-dealers and institutions, but only when the loans are fully collateralized. (b) Loans, in the aggregate, will be limited to 33 1/3% of the Portfolio's total assets.

  Unless otherwise noted, the Portfolio's policies and limitations are not fundamental and may be changed by the Trustees without shareholder approval.
The fundamental policies of the Portfolio that require shareholder approval prior to any changes are: the Portfolio's investment objective, and limitations
(1), (2), (3)(a), and (4)(b) above. With the exception of the Portfolio's policies and limitations regarding borrowing and investments in illiquid securities, these limitations and the Portfolio's policies are considered at the time of purchase of securities; the sale of securities is not required in the event of a subsequent change in circumstances.

  The investment policies and limitations set forth above are supplemented by the investment policies and limitations in the Statement of Additional Information. No assurance can be made that the Portfolio will achieve its objective, but it will follow the investment style described in this Prospectus.

  From time to time, the Portfolio, to the extent consistent with its investment objective, policies, and restrictions, may invest in securities of companies with which First Tennessee or any affiliates have lending relationships.

--------------------------------------------------------------------------------
              HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE?
--------------------------------------------------------------------------------

CLASS I
-------

WHO MAY INVEST?

  Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar Institutional Accounts. Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions, and other Institutional Investors serving in a trust, advisory, agency, custodial or similar capacity who meet the investment threshold for this Class of shares.

HOW IS AN INSTITUTIONAL ACCOUNT ESTABLISHED?

  An initial investment must be preceded by or made in conjunction with the establishment of an Institutional Account with an Institutional Investor. Establishment of an Institutional Account may require that documents and applications be completed and signed before the investment can be implemented. The Institutional Investor may require that certain documents be provided prior to making a redemption from the Portfolio. Institutional Investors may charge fees in addition to those described herein. Fee schedules for Institutional Accounts are available upon request from the Institutional Investor and are detailed in the agreements by which each client opens an account with an Institutional Investor.

HOW ARE INVESTMENTS MADE?

  Each Institutional Investor will transmit orders to the Transfer Agent, Chase Global Funds Services Company (the Transfer Agent). If an order is received by the Transfer Agent prior to 4:00 p.m. Eastern Time on any Business Day (as defined in the section "How Are Investments, Exchanges And Redemptions Made - Class I, II and III - How Are Portfolio Shares Valued?") and the funds are received by the Transfer Agent that day, the investment will earn dividends declared, if any, on the day of purchase. Institutional Investors will wire funds through the Federal Reserve System. Purchases will be processed at the net asset value per share (NAV) calculated after an order is received and accepted by the Transfer Agent. The Portfolio requires advance notification of all wire purchases. To secure same day acceptance of federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability), an Institutional Investor must call the Transfer Agent at 1-800-442-1941, (option 2) prior to 4:00 p.m. Eastern Time on any Business Day to advise it of the wire. The Trust may discontinue offering its shares in any Class of a Portfolio without notice to shareholders.

  MINIMUM INVESTMENT AND ACCOUNT BALANCE. The minimum initial investment for each Institutional Investor is $750,000. Institutional Investors may satisfy the minimum investment by aggregating their Institutional Accounts within the Portfolio. Subsequent investments may be in any amount. If an Institutional Investor's Class I account falls below $375,000 due to redemption, the Portfolio may close the account. An Institutional Investor may be notified if the minimum balance is not being maintained and will be allowed 30 days to make additional investments before its account is closed. Shares will be redeemed at the NAV on the day the account is closed, and proceeds will be sent to the address of record.

  Should an Institutional Investor or a beneficial owner of Class I shares cease to be eligible to participate in this Class, Class I shares held in an Institutional Account may be converted to shares of another Class. Any such conversion will be effected on the basis of the relative NAVs of the two Classes without the imposition of any sales load, fee or other charge. Institutional Investors or beneficial owners will receive at least 30 days prior notice of any proposed conversion.

HOW ARE REDEMPTIONS MADE?

  Institutional Investors may redeem all or a portion of their account shares on any Business Day. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request and will accrue dividends through the day of redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

  Institutional Investors may make redemptions by wire provided they have established a wire account with the Transfer Agent. Please call 1-800-442-1941 (option 2) to advise the Transfer Agent of the wire. If telephone instructions are received before 4:00 p.m. Eastern Time on any Business Day, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. The Institutional Investor may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent at 73 Tremont Street, Boston, Massachusetts, 02108.

  Pursuant to the Investment Company Act of 1940, as amended (1940 Act), if making immediate payment of redemption proceeds could adversely affect the Portfolio, payments may be made up to seven days later. Also, when the New York Stock Exchange (NYSE) is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent Portfolio securities are traded in other markets on days when either the NYSE or the Federal Reserve Bank of New York (New York Federal Reserve) is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

  If transactions by telephone cannot be executed (for example, during times of unusual market activity), orders may be placed by mail to the Transfer Agent.
In case of suspension of the right of redemption, the Institutional Investor may either withdraw its request for redemption or it will receive payment based on the NAV next determined after the termination of the suspension.

ADDITIONAL INFORMATION

  The Portfolio also reserves the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in First Tennessee's opinion, they are of a size that would disrupt management of the Portfolio.

  In order to allow First Tennessee to manage the Portfolio most effectively, Institutional Investors are strongly urged to initiate all trades (investments, exchanges and redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of trades in excess of $1 million. In making these trade requests, the name of the Institutional Investor and the account number(s) must be supplied.

  Transactions may be initiated by telephone. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized telephone transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. The Portfolio or its agents may also record calls, and an Institutional Investor should verify the accuracy of confirmation statements immediately after receipt. If an Institutional Investor does not want to be able to initiate redemptions and exchanges by telephone, please call the Transfer Agent for instructions.

CLASS II AND III
----------------

WHO MAY INVEST?

  Class II and III shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense and sales load structures to choose between. See "Summary Of Portfolio Expenses."

INVESTMENT REQUIREMENTS

  The minimum initial investment in Class II or III shares is $1,000. Subsequent investments may be in any amount greater than $100. If you participate in the Systematic Investing Program (see "Systematic Investing Program" below) or the "A Plus Card Program" (a consumer discount card program provided by "A" Plus Strategic Alliances, Inc., a subsidiary of First Tennessee), the minimum initial investment is $250, and subsequent investments may be in any amount of $25 or greater. If you are an employee of First Tennessee or any of its affiliates and you participate in the

Systematic Investing Program, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater. If your balance in the Portfolio falls below the applicable minimum investment requirement due to redemption, you may be given 30 days' notice to reestablish the minimum balance. If you do not reestablish the minimum balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed on the day the account is closed.

  All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $100, and the minimum investment requirement still applies (excluding the specific circumstances, stated above, which reduce the minimum investment requirement). The Portfolio reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

  You may initiate any transaction either directly or through your Investment Professional. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. Your Investment Professional may also record calls and you should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want to be able to redeem and exchange by telephone, please check the box on your application (if you invest directly) or, if you invest through an Investment Professional, please call your Investment Professional for instructions.

HOW DO I SET UP AN ACCOUNT?

  You may set up an account directly in the Portfolio or you may invest in the Portfolio through your Investment Professional (see "How Do I Invest Through My Investment Professional" below). Shares will be purchased based on the NAV next calculated after the Transfer Agent has received the request in proper form. If you are investing through an Investment Professional, transactions that your Investment Professional initiates should be transmitted to the Transfer Agent before 4:00 p.m. Eastern Time in order for you to receive that day's share price. The Transfer Agent must receive payment within three business days after an order is placed. Otherwise, the purchase order may be canceled and you could be held liable for the resulting fees and/or losses. An investor will earn dividends declared, if any, on the day of purchase if the funds are received by the Transfer Agent that day.

HOW DO I INVEST DIRECTLY?

  When opening a new account directly, you must complete and sign an account application and send it to First Funds, 73 Tremont Street, Boston, MA 02108. Telephone representatives are available at 1-800-442-1941, (option 2) between the hours of 8:00 a.m. to 4:00 p.m. Central Time (9:00 a.m. to 5:00 p.m. Eastern
Time), Monday through Friday.

  Investments may be made in several ways:

  BY MAIL: Make your check payable to First Funds: Bond Portfolio, and mail it, along with the application, to the address indicated on the application. Your account will be credited on the business day that the Transfer Agent receives your application in good order.

  BY BANK TRANSFER: Bank transfer allows you to move money between your bank account and your First Funds account. This automatic service allows you to transfer money from your bank account via the Automated Clearing House (ACH) network to your Portfolio account. First, a Portfolio account must be established, and an application sent to the Transfer Agent. Next, a deposit account must be opened at a bank providing bank transfer services and you must arrange for this service to be provided. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

  BY WIRE: Call 1-800-442-1941, (option 2) to set up your Portfolio account to accommodate wire transactions. To initiate your wire transaction, call your depository institution. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

                              Chase Manhattan Bank, N.A.
                              ABA #021000021
                              First Funds
                              Credit DDA #910-2-733335
                              (Account Registration)
                              (Account Number)
                              (Wire Control Number) *See Below*

  Prior to sending wires, please be sure to call 1-800-442-1941, (option 2) to receive a Wire Control Number to be included in the body of the wire (see above).

  Your bank may charge you a fee for this service.

HOW DO I REDEEM SHARES WHEN INVESTING DIRECTLY?

  You may redeem all or a portion of your shares on any day that the Portfolio is open for business. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request and will earn dividends declared, if any, through the day prior to redemption. If a Portfolio account is closed, any accrued dividends will be paid at the beginning of the following month.

  You may redeem shares in several ways:

  BY MAIL: Write a "letter of instruction" with your name, the Portfolio's name, your Portfolio account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application, along with a signature guarantee as described below.

  A signature guarantee is designed to protect you, the Portfolio, and its agents from fraud. Your written request requires a signature guarantee if you wish to redeem more than $1,000 worth of shares; if your Portfolio account registration has changed within the last 30 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another First Funds account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

  BY BANK TRANSFER: When establishing your account in the Portfolio, you must have indicated this account privilege in order to authorize the redemption of monies with the proceeds transferred to your bank account. To authorize a redemption, simply contact the Transfer Agent at 1-800-442-1941, (option 2) and your redemption will be processed at the NAV next calculated. Please allow two or three days after the authorization for monies to reach your bank account.

  BY WIRE: You may make redemptions by wire provided you have established a Portfolio account to accommodate wire transactions. If telephone instructions are received before 4:00 p.m. Eastern Time, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to First Funds at 73 Tremont Street, Boston, Massachusetts, 02108.

  ADDITIONAL REDEMPTION REQUIREMENTS: The Portfolio may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent that Portfolio securities are traded in other markets on days when either the NYSE or the New York Federal Reserve is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

  If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or you will receive payment based on the NAV next determined after the termination of the suspension.

HOW DO I INVEST THROUGH MY INVESTMENT PROFESSIONAL?

  If you are investing through your Investment Professional, you may be required to set up a brokerage or agency account. Please call your Investment Professional for information on establishing an account. If you are purchasing shares of the Portfolio through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. Certain features of such programs may impose additional requirements and charges for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section, and is responsible for initiating all initial purchase transactions. Please contact your Investment Professional for information on these services.

SYSTEMATIC INVESTING PROGRAM

  The Systematic Investing Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $25 per transaction) from your bank account to your First Funds account on a periodic basis. When you participate in this program, the minimum initial investment in each Portfolio is $250. If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment in the Portfolio is $50. You may change the amount of your automatic investment, skip an investment, or stop the Systematic Investing Program by calling the Transfer Agent at 1-800-442-1941, (option 2) or your Investment Professional at least three Business Days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN

  You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Please contact ALPS at 1-800-442-1941 (option 1) or your Investment Professional for more information.

ADDITIONAL INFORMATION

  TAX-DEFERRED RETIREMENT PLANS: Retirement plans can offer significant tax savings to individuals. Please call ALPS at 1-800-442-1941 (option 1) or your Investment Professional for more information on the plans and their benefits, provisions and fees. The Transfer Agent or your Investment Professional can set up your new account in the Portfolio under one of several tax-deferred plans. These plans let you invest for retirement and defer the tax on your investment income. Minimums may differ from those listed previously under "Investment Requirements". Plans include Individual Retirement Accounts (IRAs), Rollover IRAs, Keogh Plans, and Simplified Employee Pension Plans (SEP-IRAs).

CLASS II
--------

PUBLIC OFFERING PRICE

  The public offering price for Class II shares is the sum of the NAV plus a sales load. As indicated below, a portion of this load may be reallowed to Investment Professionals which have entered into an agreement with ALPS, the Portfolio's Distributor (Service Organizations). You may calculate your sales load as follows:


                                     TOTAL SALES LOAD                            REALLOWANCE TO
                                     FOR CLASS II SHARES                         SERVICE ORGANIZATIONS
                                     -------------------                         ---------------------
                                     AS A % OF OFFERING                          AS A % OF  OFFERING
 AMOUNT OF TRANSACTION               PRICE PER SHARE      AS A % OF NAV          PRICE PER SHARE
  Less than $100,000                 3.75                 3.90                   3.25
  $100,000 to $249,999               3.00                 3.09                   2.65
  $250,000 to $499,999               2.25                 2.30                   2.00
  $500,000 to $999,999               1.50                 1.52                   1.25
  $1,000,000 and over                0.50                 0.50                   0.40

  The reallowance to Service Organizations may be changed from time to time. ALPS, at its expense, may provide additional non-cash promotional incentives to eligible representatives of Service Organizations in the form of attendance at a sales seminar at a resort. These incentives may be limited to certain eligible representatives of Service Organizations who have sold significant numbers of shares of any of the Portfolios of the Trust.

  You may purchase Class II shares without a sales load if the purchase will be
(a) through an IRA, 401 Plan, 403 Plan or directed agency account if the trustee, custodian, or agent thereof is a direct or indirect subsidiary or franchisee bank of First Tennessee or its affiliates; (b) by registered representatives, directors, advisory directors, officers and employees (and their immediate families) of First Tennessee or its affiliates; (c) by a current or former Trustee, officer or employee of First Funds; the spouse of a First Funds Trustee, officer or employee; a First Funds Trustee acting as a custodian for a minor child or grandchild of a First Funds Trustee, officer or employee; or the child or grandchild of a current or former Trustee, officer or employee of First Funds who has reached the age of majority; (d) by a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code); (e) for use in a financial institution or investment adviser managed account for which a management or investment advisory fee is charged; (f) with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge within the past 60 days upon presentation of purchase verification information; or (g) through certain promotions where the load is waived for investors.

  In addition, you will not pay a sales load on the reinvestment of dividends or distributions in the Portfolio or any other First Funds Portfolio, or in connection with certain share exchanges as described under "How Are Investments,

Exchanges And Redemptions Made? - Class I, II, and III - How are Exchanges Made?" Further, you generally will not pay a sales load on Class II shares of the Portfolio which you buy using proceeds from the redemption of a First Funds Portfolio which does not charge a front-end load, if you obtained such shares through an exchange for Class II shares which you purchased with a sales load. A sales load will apply to your purchase of Class II shares in the foregoing situation only to the extent that the Portfolio's sales load exceeds the sales load you paid in the prior purchase of the Class II shares.

  In addition, if you purchase Class II shares within 60 days after redeeming shares of the Portfolio, you will receive credit towards the sales load payable on the purchase to the extent of the sales load you paid on the shares you redeemed. This reinstatement privilege may be exercised only with respect to redemptions and purchases in the same First Funds Portfolio. The reinstatement privilege can be exercised only one time with respect to any particular redemption.

QUANTITY DISCOUNTS

  You may be entitled to reduced sales charges through the Right of Accumulation or a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.

  To qualify for a reduction of or exception to the sales load, you or your Investment Professional must notify the Transfer Agent, at the time of purchase or exchange. The reduction in sales load is subject to confirmation of your holdings through a check of records. The Trust may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your Service Organization or ALPS at 1-800-442-1941 (option 1).

  RIGHT OF ACCUMULATION. The sales charge schedule under the heading "How Are Investments, Exchanges And Redemptions Made? - Public Offering Price" shows that the sales load you will pay on Class II shares is reduced as your aggregate investment increases. The Right of Accumulation allows you to combine certain First Funds investments to determine your aggregate investment and the applicable reduced sales load. You may combine the amount of your investment in the Portfolio's Class II shares with the value of your investment in Class II of any other First Funds Portfolio you own and on which you paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also include as part of your aggregate investment any holdings through the IRA or in the plan even if a load was not paid. If, for example, you beneficially own Class II shares of a First Funds Portfolio with an aggregate current value of $99,000 and you subsequently purchase shares of the Portfolio having a current value of $1,000, the load applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, each subsequent purchase of First Funds Class II shares may be added to your aggregate investment at the time of purchase to determine the applicable sales loads.

  LETTER OF INTENT. A Letter of Intent allows you to purchase Class II shares over a 13-month period at a reduced sales charge. The sales charge is based on the total amount you intend to purchase plus the total net asset value of Class II shares which you already own on which you have paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also credit towards completion of your Letter of Intent any Class II shares held through the IRA or in the plan, even if a load was not paid. Each investment you make during the period may be made at the reduced sales charge that would apply to the total amount you intend to invest. The reduced sales load applies only to new purchases. If you do not invest the total amount within the period, you may pay the difference between the higher sales charge rate that would have been applied to the purchases you made and the reduced sales charge rate you have paid. Shares of the Portfolio equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, the Transfer Agent will redeem a sufficient amount of your escrowed shares to pay the additional sales charge. After the terms of your Letter of Intent are fulfilled, the Transfer Agent will release your escrowed shares.

  If your purchases qualify for a further sales load reduction in addition to that indicated in the Letter of Intent, the sales load will be adjusted to reflect your total purchases. Signing a Letter of Intent does not bind you to purchase the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. To apply, sign the Letter of Intent form at the time you purchase Class II shares. You will be entitled to the applicable sales load that is in effect at the date you submit the Letter of Intent until you complete your intended purchase.

  QUALIFICATION OF DISCOUNTS. As shown in the schedule of Class ii sales charges, larger purchases may result in lower sales charges to you. For purposes of determining the amount of purchases using the Right of Accumulation and Letter of Intent privileges, you may combine your purchase with:

      - purchases by your spouse or his, her or your joint account or for the account of any minor children, and

          - the aggregate investment of any trustee or other institutional investor for you and/or your spouse or your minor children.

  A trustee or custodian of any qualified pension or profit sharing plan may combine its aggregate purchases.

  OTHER. Class II shares also incur Shareholder Servicing Fees. See discussion under "What Advisory And Other Fees Does The Portfolio Pay? - Distribution Plan and Shareholder Servicing Plans."

CLASS III
---------

  Class III shares are bought without a front-end load; that is, the offering price for such shares will be their NAV. Class III shares incur Distribution Fees and Shareholder Servicing Fees. See discussion under "What Advisory And Other Fees Does The Portfolio Pay? - Distribution Plans and Shareholder Servicing Plans."

  DEFERRED SALES CHARGES. A contingent deferred sales charge (CDSC) of 1.00% is imposed on redemptions of Class III shares within the first year after purchase, based on the lower of the shares' cost and the current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In addition, any shares purchased in accounts established prior to November 2, 1998 are not subject to the CDSC.

CLASS I, II AND III
--------------------

How are Portfolio Shares Valued?

  The term "net asset value per share," or NAV, means the worth of one share. The NAV of each Class of the Portfolio is calculated by adding that Class' pro rata share of the value of all securities and other assets attributable to the Portfolio, deducting that Class' pro rata share of Portfolio liabilities, further deducting Class-specific liabilities, and dividing the result by the number of shares outstanding in the Class.

  The Portfolio is open for business each day that both the NYSE and the New York Federal Reserve are open (a Business Day). The NAV is calculated at the close of the Portfolio's Business Day, which coincides with the close of regular trading of the NYSE (normally 4:00 p.m. Eastern Time).

  The Portfolio's securities and other assets are valued primarily on the basis of market quotations furnished by pricing services, or if quotations are not available, by a method that the Trustees believe accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary United States market in which they are traded or, if not traded on a U.S. market, then their primary foreign market, and translated from foreign market quotations into U.S. dollars using current exchange rates.

  DISTRIBUTION OPTIONS: The Portfolio earns interest from bond, money market, and other fixed-income investments. These are passed along as dividend distributions. The Portfolio may realize capital gains if it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions. Income dividends for the Portfolio are declared daily and paid monthly.

  When you fill out your account application, you can specify how you want to receive your distributions. Currently, there are three available options:

  1. REINVESTMENT OPTION. Your dividend distributions and capital gain distributions, if any, will be automatically reinvested in additional shares of the Portfolio. Reinvestment of distributions will be made at that day's NAV. If you do not indicate a choice on your application, you will be assigned this option.

  2. CASH OPTION. You will be sent a check for each dividend and capital gain distribution, if any. Distribution checks will be mailed no later than seven days after the last day of the month.

  3. INCOME-EARNED OPTION. Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for any dividend distribution.

HOW ARE EXCHANGES MADE?

  An exchange is the redemption of shares of one Portfolio and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other Portfolios registered in an investor's state. Except as noted below, the Portfolio's shares may be exchanged for the same Class shares of other First Funds Portfolios. The redemption and purchase will be made at the next determined NAV after the exchange request is received and accepted by the Transfer Agent. You may execute exchange transactions by calling the Transfer Agent at 1-800-442-1941 (option 2) prior to 4:00 p.m. Eastern Time on any Business Day.

  Class II shares of the First Funds Money Market Portfolios are not currently available for investment. Investors in Class II shares wishing to exchange into one of these Money Market Portfolios will receive Class III shares.

  When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. In order to open a new account through exchange, the minimum initial investment requirements must be met.

  Each exchange may produce a gain or loss for tax purposes. In order to protect the Portfolio's performance and its shareholders, First Tennessee discourages frequent exchange activity by investors in response to short-term market fluctuations. The Portfolio reserves the right to refuse any specific purchase order, including certain purchases by exchange if, in First Tennessee's opinion, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if the Portfolio receives or anticipates individual or simultaneous orders affecting significant portions of the Portfolio's assets. Although the Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Portfolio reserves the right to modify or withdraw the exchange privilege upon 60 days notice and to suspend the offering of shares in any Class without notice to shareholders. You or your Institutional Investor, if you are invested in Class I, will receive written confirmation of each exchange transaction.

  Exchanges are generally not permitted from Class I to another Class. Should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I, Class I shares held in an Institutional Account may be converted to shares of another Class.

STATEMENTS AND REPORTS

  You or, if Class I, the Institutional Investor will receive a monthly statement and a confirmation after every transaction that affects the share balance or the account registration. A statement with tax information will be mailed by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you or, if Class I, the Institutional Investor, will receive the Portfolio's financial statements. To reduce expenses, only one copy of the Portfolio's reports (such as the Prospectus and Annual Report) will be mailed to each investor or, if Class I, each Institutional Investor. Please write to ALPS to request additional copies.

--------------------------------------------------------------------------------
                         HOW IS PERFORMANCE CALCULATED?
--------------------------------------------------------------------------------

  From time to time the Portfolio may quote the yield of Class I, II or III shares in advertisements or in reports or other communications with shareholders. The YIELD is a way of showing the rate of income that the Portfolio earns on its investments as the percentage of its share price. To calculate yield, the Portfolio takes the net investment income it earned from its Portfolio securities for a 30-day period, divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on share price at the end of the 30-day period. Yields do not reflect gains or losses from portfolio transactions. Yields are calculated according to accounting methods that are standardized for all mutual funds. Because yield accounting methods differ from the methods used for other accounting purposes, the Portfolio's yield may not equal its distribution rate, the income paid to an account, or the income reported in financial statements.

  TOTAL RETURN for Class I, II or III of the Portfolio is based on the overall dollar or percentage change in value of a hypothetical investment, assuming dividends are reinvested. A CUMULATIVE TOTAL RETURN reflects performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in performance, you should recognize that they are not the same as actual year-by-year results. The yield and total returns of the three classes of the Portfolio are calculated separately due to separate expense structures as indicated in the "Summary Of Portfolio Expenses"; the yields and total returns of Class II and Class III will be lower than that of Class I.

  For additional performance information, contact your Investment Professional or ALPS for a free Annual Report and Statement of Additional Information for the Portfolio.

-------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

  Broker-dealers are utilized to conduct securities transactions for the Portfolio and are chosen based upon professional ability and quality of service. In addition, the Portfolio's investment advisers may consider a broker-dealer's sales of shares of the Portfolio or recommendations to its customers that they purchase shares of the Portfolio as a factor in the selection of broker-dealers to execute transactions for the Portfolio. In placing business with such broker-dealers, the advisers will seek the best execution of each transaction.

  Higher commissions may be paid to firms that provide research services to the extent permitted by law. The frequency of Portfolio transactions - the portfolio turnover rate - will vary from year to year depending on market conditions. The Bond Portfolio's portfolio turnover rate for the fiscal year ended June 30, 1998 was 26%.

-------------------------------------------------------------------------------
          WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?
-------------------------------------------------------------------------------

  The Portfolio intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Portfolio are declared daily and paid monthly.

  FEDERAL TAXES. Distributions of gains from the sale of assets held by the Portfolio for more than one year generally are taxable to shareholders at the applicable mid-term or long-term capital gains rate, regardless of how long they have owned their Portfolio shares. Distributions from other sources generally are taxed as ordinary income. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Portfolio will send each investor or, if Class I, each Institutional Investor, an IRS Form 1099-DIV by January 31.

  REDEMPTIONS AND EXCHANGES. A capital gain or loss may be realized when shares of the Portfolio are redeemed or exchanged. For most types of accounts, the Portfolio will report the proceeds of redemptions to each shareholder or, if Class I, the Institutional Investor and the IRS annually. However, the tax treatment also depends on the purchase price and your personal tax position.

  "BUYING A DIVIDEND." On the record date for a distribution of income or capital gains, the Portfolio's share price is reduced by the amount of the distribution. If shares are bought just before the record date (buying a dividend), the full price for the shares will be paid, and a portion of the price will be received back as a taxable distribution.

  OTHER TAX INFORMATION. The information above is only a summary of some of the federal tax consequences generally affecting the Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal tax, distributions may be subject to state or local taxes. Institutional Investors and other shareholders should consult their tax advisers for details and up-to-date information on the tax laws in your state to determine whether the Portfolio is suitable given your particular tax situation. It is not anticipated that the Portfolio's distributions will be exempt from Tennessee personal income tax, except to the extent that any distributions of income are attributable to interest on bonds or securities of the U.S. government or any of its agencies or instrumentalities.

  When you sign your account application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require the Portfolio to withhold 31% of taxable distributions from your account.

-------------------------------------------------------------------------------
              WHAT ADVISORY AND OTHER FEES DOES THE PORTFOLIO PAY?
-------------------------------------------------------------------------------

  INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS. For managing its investment and business affairs, the Portfolio is obligated to pay First Tennessee, 4990 Poplar Avenue, Memphis, Tennessee, a monthly management fee at the annual rate of .55% of its average net assets. First Tennessee has voluntarily agreed to waive its advisory fees to .15% of the Portfolio's average net assets. This voluntary waiver can be discontinued at any time.

  Under the Investment Advisory and Management Agreement, First Tennessee may, with the prior approval of the Trustees and the shareholders of the Portfolio, engage one or more sub-advisers which may have full investment discretion to make all determinations with respect to the investment and reinvestment of all or any portion of the Portfolio's assets, subject to the terms and conditions of the investment advisory agreement and the written agreement with any such sub-adviser. In the event one or more sub-advisers is appointed by First Tennessee, First Tennessee shall monitor and evaluate the performance of such sub-advisers, allocate Portfolio assets to be managed by such sub-advisers, recommend any changes in or additional sub-advisers when appropriate and compensate each sub-adviser out of the investment advisory fee received by First Tennessee from the Portfolio.

  First Tennessee has experience as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $16 billion in assets under administration (including nondiscretionary accounts) and $4 billion in assets under management as of June 30, 1998, as well as experience in supervising sub-advisers.

  Highland, 6077 Primacy Parkway, Memphis, TN, serves as the Sub-Adviser for the Portfolio subject to the supervision of First Tennessee and pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. On March 1, 1994, Highland merged with and into First Tennessee Investment Management, Inc. (FTIM), an affiliate of First Tennessee, and changed its name to Highland Capital Management Corp. FTIM (now Highland) has been a wholly-owned subsidiary of First Tennessee National Corporation since 1972. First Tennessee and Highland have a history of investment management since 1929. Highland has a total of $4.3 billion in assets under management as of June 30, 1998. First Tennessee is obligated to pay Highland a monthly sub-advisory fee at the annual rate of .33% of the Bond Portfolio's average net assets. Highland is currently waiving some or all of its fees for the Portfolio.

  ADMINISTRATOR AND DISTRIBUTOR. ALPS, 370 17th Street, Suite 3100, Denver, Colorado 80202, serves as the Administrator and Distributor for the Portfolio. As Administrator, ALPS assists in the Portfolio's administration and operation, including but not limited to, providing office space and various legal and operational services in connection with the regulatory requirements applicable to the Portfolio. ALPS is entitled to and receives from the Portfolio a monthly fee at the annual rate of .15% of average net assets.

  First Tennessee serves as the Co-Administrator for the Portfolio. As the Co-Administrator, First Tennessee assists in the Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to and receives from the Portfolio a monthly fee at the annual rate of
 .05% of average net assets.

  As the Distributor, ALPS sells shares of the Portfolio as agent on behalf of the Trust at no additional cost to the Trust. First Tennessee and its affiliates do not participate in and are not responsible for selling as an agent on behalf of the Trust, underwriting or distributing Trust shares. Consistent with applicable law, affiliates of First Tennessee may receive commissions or asset-based fees.

  TRANSFER AGENT AND CUSTODIAN. Chase Global Funds Services Company, a division of Chase Manhattan Bank, N.A. (the Transfer Agent) provides transfer agent and related services for the Portfolio. Chase Manhattan Bank, N.A. is custodian of the assets of the Trust.

  PRICING AND ACCOUNTING. Chase Global Funds Services Company also serves as Fund Accountant and thereby calculates the NAV and dividends of each class and maintains the portfolio and general accounting records.

  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLANS. The Trustees have adopted a Distribution Plan on behalf of Class III of the Portfolio pursuant to Rule 12b-1 (the Rule) under the 1940 Act. The NASD subjects asset-based sales charges to its maximum sales charge rule. Fees paid pursuant to the Portfolio's Distribution Plan will be limited by the restrictions imposed by the NASD rule. The Distribution Plan provides for payment of a fee to ALPS at the annual rate of .75% of the average net assets of Class III; however, the Trustees have limited such fees to .50% of Class III's average net assets. All or a portion of these fees will in turn be paid to Service Organizations as compensation for selling shares of Class III and for providing ongoing sales support services. The Trustees have also adopted Shareholder Servicing Plans on behalf of Class II and III of the Portfolio, under which Investment Professionals are paid at the annual rate of .25% of each Class' average net assets, for shareholder services and account maintenance, including responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting. The Distribution Fees are expenses of Class III and the Shareholder Servicing Fees are expenses of Class II and III in addition to the Management Fee, and the Administration and Co-Administration Fees, and will reduce the net income and total return of both Classes.

--------------------------------------------------------------------------------
                        HOW IS THE PORTFOLIO ORGANIZED?
--------------------------------------------------------------------------------

  The Portfolio is a diversified portfolio of First Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. The Portfolio consists of three separate Classes. The Trustees supervise the Trust's activities and review its contractual arrangements with companies that provide the Trust with services. The Trust is not required to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio or class with respect to issues affecting that Portfolio or Class, or the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving investment advisory agreements. Shareholders receive one vote for each share owned and fractional votes for fractional shares owned. A Portfolio or Class votes separately with respect to issues affecting only that Portfolio or Class. Pursuant to the Declaration of Trust, the Trustees have the authority to issue additional classes of shares for the Portfolio.

PORTFOLIO MANAGEMENT

  James R. Turner is one of the Portfolio Managers for the Bond Portfolio. Mr. Turner managed the assets of the Portfolio's predecessor account from August 1986 until its conversion in August 1993 to a mutual fund. He also manages pension and endowment funds. He is a Senior Vice President of Highland and is a Chartered Financial Analyst. Mr. Turner is a graduate of the U.S. Military Academy and received a Masters of Science in Industrial Engineering from Stanford University.

  Steven Wishnia, one of the Portfolio Managers for the Bond Portfolio, is a Director and Chairman of the Board of Highland. He joined Highland in April, 1987. Mr. Wishnia is a graduate of Pace University.

--------------------------------------------------------------------------------
           INVESTMENT INSTRUMENTS, TRANSACTIONS, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

  The following paragraphs provide a brief description of the securities in which the Portfolio may invest and the transactions each may make. The Portfolio is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with the Portfolio's investment objective and policies.

  ASSET-BACKED AND MORTGAGE SECURITIES purchased by the Portfolio may include interests in pools of mortgages, loans (including consumer loans), receivables or other assets. They may also include collateralized mortgage obligations
(CMOs) and stripped mortgage-backed securities. CMOs are pass-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and often are retired in sequence. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. The Portfolio may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Portfolio may invest in them if Highland determines they are consistent with the Portfolio's investment objective and policies.

  The value of mortgage-backed securities may change due to changes in the market's perception of issuers including their credit-worthiness. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. Some securities may have a structure that makes their reaction to changing interest rates and other factors difficult to predict and highly volatile.

  COMMERCIAL PAPER purchased by the Portfolio are short-term obligations issued by banks, broker-dealers, corporations and other entities for purposes such as financing their current operations.

  DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Portfolio may buy and sell obligations on a when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in the Portfolio's share price, yield, and return. Ordinarily, the Portfolio will not earn interest on obligations until they are delivered.

  DOLLAR ROLL TRANSACTIONS. In order to enhance portfolio returns and manage prepayment risks, the Portfolio may engage in dollar roll transactions with respect to mortgage securities. In a dollar roll transaction, the Portfolio sells a mortgage security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar (same type, coupon and maturity) security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments. The income from these investments, together with any price difference at the time of sale, will determine the net advantage to the Portfolio. When the Portfolio enters into a dollar roll transaction, liquid assets of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

  FOREIGN INVESTMENTS. The Portfolio may invest in foreign securities, which may involve additional risks. Foreign securities and securities denominated in or indexed to foreign currencies may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political, regulatory or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid or more volatile than U.S. markets, and may offer less protection to investors. In addition to the political and economic factors that can affect foreign securities, a governmental issuer may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. These factors could make foreign investments, especially those in developing countries, more volatile. Highland considers these factors in making foreign investments for the Portfolio.

  The Portfolio may also enter into currency forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although currency forward contracts can be used to protect the Portfolio from adverse exchange rate changes, they involve a risk of loss if Highland fails to predict foreign currency values correctly or employs a strategy that does not correlate well with a Portfolio's investments. A loss to the Portfolio may also result if the counterparty to a transaction fails to perform as obligated.

  FORWARDS. A forward represents a contract that obligates the counterparty to buy, and the other to sell, a specific underlying asset at a specific price, amount, and date in the future. Forwards are similar to futures except for the fact that forwards are privately negotiated. The most common type of forward contracts are foreign currency exchange contracts.

  The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

  ILLIQUID SECURITIES. Under guidelines established by the Board of Trustees, Highland, under First Tennessee's supervision, determines the liquidity of the Portfolio's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments or securities subject to legal restrictions may involve time-consuming negotiation and legal expenses. It may be difficult or impossible for the Portfolio to sell illiquid or restricted securities promptly at an acceptable price. The Portfolio may invest up to 15% of its assets in illiquid investments.

  RESTRICTED SECURITIES. The Portfolio may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 (restricted securities). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Provided that the security has a demand feature of seven days or less, or a dealer or institutional trading market exists, these restricted securities are not treated as illiquid securities for the purposes of the Portfolio's investment limitations. Investing in restricted securities could have the effect of increasing the level of Portfolio illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

  MONEY MARKET INSTRUMENTS are high quality instruments that present minimal credit risk. They may include U.S. government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits and other financial institution obligations. These instruments may carry fixed or variable rates.

  OPTIONS CONTRACTS. An option is a contract that gives the owner the right, but not the obligation, to either buy (call option) or sell (put option) an underlying security or currency at a fixed price for a specified period of time. The Portfolio may buy and sell put and call options contracts to manage its exposure to changing interest rates and security prices. To the extent it invests in securities denominated in foreign currencies, the Portfolio may also buy and sell options contracts to manage exposure to currency exchange rates. Some option strategies, including buying puts and writing calls, tend to hedge the Portfolio's investments against price fluctuations. Other strategies, including writing puts and buying calls, tend to increase market exposure . Options may be combined with each other in order to adjust the risk and return characteristics of the overall strategy. The Portfolio may enter into forward contracts for settlement or hedging purposes. The Portfolio may invest in options based on any type of security, index, or currency, including options traded on foreign exchanges and options not traded on exchanges.

  Options can be volatile investments and involve certain risks. If Highland applies a hedge at an inappropriate time or judges market conditions incorrectly, options strategies may result in a loss and lower the Portfolio's return. The Portfolio could also experience losses if the prices of its options positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. The use of options may increase the volatility of the Portfolio and may involve the investment of a small amount of cash relative to the risk assumed.

  The Portfolio will be able to hedge its total assets by writing calls or purchasing puts under normal conditions. In addition, the Portfolio will not write puts whose underlying value exceeds 25% of total assets, and will not buy calls with a value exceeding 5% of total assets.

  REPURCHASE AGREEMENTS AND SECURITIES LOANS. In a repurchase agreement, the Portfolio agrees to purchase a security subject to the seller's agreement to repurchase it at a mutually agreed upon date and price. The Portfolio may also make securities loans to broker-dealers and institutional investors. In the event of the bankruptcy of the other party to a repurchase agreement or a securities loan, the Portfolio could experience delays in recovering its cash or the securities it lent. To the extent that, in the meantime, the value of the obligations purchased had decreased, or the value of obligations lent had increased, the Portfolio could experience a loss. In all cases, First Tennessee must find the creditworthiness of the other party to the transaction satisfactory.

  U.S. GOVERNMENT OBLIGATIONS purchased by the Portfolio are debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government obligations are backed by the full faith and credit of the United States. For example, obligations issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Obligations issued by the Federal Home Loan Bank are supported only by the credit of the agency. There is no guarantee that the government will support these types of obligations, and therefore they involve more risk than other government obligations.

  U.S. TREASURY OBLIGATIONS purchased by the Portfolio are obligations issued by the United States and backed by its full faith and credit.

  VARIABLE AND FLOATING RATE INSTRUMENTS purchased by the Bond Portfolio, including certain participation interests in municipal obligations, have interest rate adjustment formulas that help to stabilize their market values. Many variable or floating rate instruments also carry demand features that permit the Portfolio to sell them at par value plus accrued interest on short notice. When determining its average weighted portfolio maturity, the Portfolio will look to the interest readjustment date, rather than the maturity date, of the instrument.

  ZERO COUPON BONDS purchased by the Portfolio do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.
In calculating its daily dividend, the Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

  A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

  The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. The risks of these securities are similar to those of other debt securities, although they may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

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

                    INVESTMENT ADVISER AND CO-ADMINISTRATOR
                    ---------------------------------------

                   First Tennessee Bank National Association
                                  Memphis, TN

                                  SUB-ADVISER
                                  -----------

                       Highland Capital Management Corp.
                                  Memphis, TN

                                   OFFICERS
                                   --------

                         Richard C. Rantzow, President
                           Jeremy O. May, Treasurer
                           James V. Hyatt, Secretary

                                   TRUSTEES
                                   --------

                              Thomas M. Batchelor
                                John A. DeCell
                               L.R. Jalenak, Jr.
                               Larry W. Papasan
                              Richard C. Rantzow

                         ADMINISTRATOR AND DISTRIBUTOR
                         -----------------------------

                       ALPS Mutual Funds Services, Inc.
                                  Denver, CO

                   TRANSFER AND SHAREHOLDER SERVICING AGENT
                   ----------------------------------------

                      Chase Global Funds Services Company
                                  Boston, MA

                                   CUSTODIAN
                                   ---------

                          Chase Manhattan Bank, N.A.
                                 New York, NY

[FIRST FUNDS LOGO]


FIRST FUNDS                                                      370 17th Street
                                                                      Suite 3100
INTERMEDIATE BOND PORTFOLIO                              Denver, Colorado  80202

--------------------------------------------------------------------------------
PROSPECTUS FOR CLASSES I, II, AND III
October 26, 1998
--------------------------------------------------------------------------------

  First Funds (the Trust) offers investors a convenient and economical means of investing in a professionally managed fixed income mutual fund. The objective of the Intermediate Bond Portfolio (the Portfolio) is to seek high current income consistent with preservation of capital. Under normal circumstances, the Portfolio will maintain a dollar-weighted average maturity of between three and six years. The Portfolio's net asset value per share will fluctuate in response to changes in the value of its investments.

  This Prospectus is designed to provide you with information that you should know before investing. Please read and retain this document for future reference. This Prospectus offers Class I, II and III shares of the Portfolio. Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar accounts (Institutional Accounts). Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions and other entities serving in trust, advisory, agency, custodial or similar capacities (each, an Institutional Investor and collectively, Institutional Investors) that meet the investment threshold for this Class of shares. Class II and III shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense and sales load structures to choose between. See "Expense Summary."

  A Statement of Additional Information (dated October 26, 1998) for the Portfolio has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. This Prospectus and the Statement of Additional Information are available free upon request from ALPS Mutual Funds Services, Inc., (ALPS) the Portfolio's Distributor. The Annual Report for the fiscal period ended June 30, 1998 for the Portfolio is incorporated into the Statement of Additional Information by reference. Please call ALPS at 1-800-442-1941 (option 1) for more information concerning each class of shares. If you are investing through a broker, other financial institution or adviser (Investment Professional), please contact that institution directly.

  MUTUAL FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, FIRST TENNESSEE BANK NATIONAL ASSOCIATION OR ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR JURISDICTION



  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Summary Of Portfolio Expenses..............................................  3

Financial Highlights.......................................................  4

What Is The Investment Objective Of The Portfolio?.........................  5

Is The Portfolio A Suitable Investment?; Investment Risks..................  5

What Are The Portfolio's Investment Policies And Limitations?..............  6

How Are Investments, Exchanges And Redemptions Made?.......................  7

How Is Performance Calculated?............................................. 14

Portfolio Transactions..................................................... 15

What Is The Effect Of Federal Income Tax On This Investment?............... 15

What Advisory And Other Fees Does The Portfolio Pay?....................... 15

How Is The Portfolio Organized?............................................ 17

Investment Instruments, Transactions, Strategies And Risks................. 17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

  The purpose of the table below is to assist you in understanding the various costs and expenses that you would bear, directly or indirectly, by investing in the Portfolio. This standard format was developed for use by all mutual funds to help you make your investment decisions. The information below is based upon the Portfolio's expenses for the fiscal year ended June 30, 1998 adjusted to reflect the waiver of 12b-1 fees for Class III (see discussion under "Annual Portfolio Operating Expenses" below). This expense information should be considered along with other important information such as the Portfolio's investment objective.

A.  EXPENSE SUMMARY
                                              INTERMEDIATE BOND PORTFOLIO
                                             ------------------------------

SHAREHOLDER TRANSACTION EXPENSES:            CLASS I   CLASS II   CLASS III
                                             -------   --------   ---------
Maximum Sales Load on Purchases
  (as a percentage of offering price)         None       3.75%      None
Sales Load Imposed on Reinvested
  Distributions                               None       None       None
Deferred Sales Load
  (as a percentage of original purchase
  price or redemption proceeds, as
  applicable)                                 None       None     1.00%*
Redemption Fees                               None       None       None
Exchange Fee                                  None       None       None

ANNUAL PORTFOLIO OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees**                             .00%       .00%       .00%
12B-1 Fees**                                  .00%       .00%       .50%
Other Expenses                                .37%       .65%       .65%
                                             -------    -------   ------

Total Portfolio Operating Expenses**          .37%       .65%      1.15%

* Applied to redemptions made during the first year after purchase. No deferred sales charges are imposed on redemptions after one year from date of purchase.
** After expense waivers or limitations.

  ANNUAL PORTFOLIO OPERATING EXPENSES. The Portfolio is obligated to pay Management Fees to First Tennessee Bank National Association (First Tennessee) for managing the Portfolio's investments. First Tennessee has voluntarily agreed to waive its entire investment advisory fee; however, there is no guarantee that the waiver will continue. The Portfolio incurs Other Expenses, including Administration and Co-Administration Fees, for maintaining shareholder records, furnishing shareholder statements and reports, and other services. ALPS, as Administrator, is entitled to .15% of the Portfolio's average net assets for administration services. First Tennessee, as Co-Administrator, is entitled to and charges .05% of the Portfolio's average net assets for co-administration services. Other Expenses also include Shareholder Servicing Fees of 0.25% with respect to Class II and Class III of the Portfolio.

  If the waivers were not in effect, Management Fees would be .50% for the current fiscal year for each Class. In addition, the Board of Trustees has limited payments of 12b-1 fees under the Distribution Plan to .50% (see "What Advisory and Other Fees Does the Portfolio Pay - Distribution Plan and Shareholder Servicing Plans"). Without this limitation, 12b-1 fees would be
 .75% of average net assets for Class III for the current fiscal year. Absent these waivers and limitations, Total Portfolio Operating Expenses would be as follows:

                                        INTERMEDIATE BOND PORTFOLIO
                                       ----------------------------
                                       CLASS I  CLASS II  CLASS III
                                       -------  --------  ---------
Total Portfolio Operating Expenses       .87%     1.15%      1.90%

  There is no guarantee that any waivers will continue at their stated levels.

  Management Fees, 12b-1 Fees, Shareholder Servicing Fees, and Other Expenses, are reflected in the Portfolio's share price and are not charged directly to individual accounts. 12b-1 Fees are paid by Class III shares of the Portfolio to ALPS for services and expenses in connection with distribution. Shareholder Servicing Fees are paid by Class II and III shares of the Portfolio to Investment Professionals for services and expenses incurred in connection with providing personal service to shareholders and/or maintenance of shareholder accounts. Long-term shareholders may pay more than the economic equivalent of the maximum 8.50% front-end sales charge permitted by the National Association of Securities Dealers, Inc. (NASD) due to 12b-1 fees applicable to Class III shares. Please see "What Advisory And Other Fees Does The Portfolio Pay - Distribution Plan and Shareholder Servicing Plans" for further information.

  B. EXAMPLE: You would pay the following expenses for every $1,000 investment in each Class of shares of the Intermediate Bond Portfolio assuming (1) 5% annual return, (2) redemption at the end of each time period, (3) that operating expenses (net of expense waivers) are the same as described above, and (4) reinvestment of all dividends and distributions. THE RETURN OF 5% AND EXPENSES SHOULD NOT BE CONSIDERED INDICATIVE OF ACTUAL OR EXPECTED PERFORMANCE OR PORTFOLIO OPERATING EXPENSES, BOTH OF WHICH MAY VARY SIGNIFICANTLY:

                           INTERMEDIATE BOND PORTFOLIO
                          -----------------------------

                          CLASS I  CLASS II   CLASS III
                          -------  ---------  ---------
 1 year                       $ 4       $44*        $22
 3 years                      $12       $58*        $37

*Reflects imposition of maximum sales charge at the beginning of the period.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  The table that follows is included in the Annual Report for the Portfolio dated June 30, 1998 and has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report on the financial statements and the financial highlights for the Portfolio is included in the Annual Report. The financial statements and financial highlights are incorporated by reference into the Portfolio's Statement of Additional Information. The Annual Report contains additional performance information and will be made available upon request and without charge.

INTERMEDIATE BOND PORTFOLIO

                                                                CLASS I               CLASS II           CLASS III
                                                        --------------------------------------------------------------
                                                             For the Period        For the Period     For the Period
                                                        Period Ended June 30**,   Ended June 30,**   Ended June 30,**
                                                        --------------------------------------------------------------
                                                                  1998                  1998               1998
                                                        ------------------------  -----------------  -----------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                        $  10.00                  $     9.99            $  9.99
                                                        --------------------------------------------------------------
Income from investment operations:
Net investment income                                           0.19                        0.18               0.06
Net realized and unrealized gain (loss) on
   investments                                                  0.02                        0.03               0.03
                                                        --------------------------------------------------------------
Total from investment operations                                0.21                        0.21               0.09
                                                        --------------------------------------------------------------
Distributions:
Net investment income                                          (0.19)                      (0.18)             (0.06)
                                                        --------------------------------------------------------------
Total distributions                                            (0.19)                      (0.18)             (0.06)
                                                        --------------------------------------------------------------
Net asset value, end of period                              $  10.02                  $    10.02            $ 10.02
                                                        ==============================================================

TOTAL RETURN+                                                   2.17%#                      2.07%#***          0.92%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                       $199,872                  $      923            $    17
Ratio of expenses to average daily net assets(1)                0.37%*                      0.65%*             1.35%*
Ratio of net investment income to average net assets            5.87%*                      5.59%*             4.89%*
Portfolio turnover rate                                            9%*                         9%*                9%*

(1)  During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.                   0.87%*                      1.16%*             1.86%*

*     Annualized.
** Class I, II and III commenced operations on March 2, 1998, March 9, 1998 and May 19, 1998, respectively.
***   Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#     Total return for periods of less than one year are not annualized.

-------------------------------------------------------------------------------
               WHAT IS THE INVESTMENT OBJECTIVE OF THE PORTFOLIO?
-------------------------------------------------------------------------------

  First Tennessee Bank National Association (First Tennessee) serves as Investment Adviser to the Portfolio and, with prior approval of the Board of Trustees (the Trustees), has engaged Martin & Company, Inc. (Martin), to act as Sub-Adviser to the Portfolio. Subject to First Tennessee's supervision, Martin is responsible for the day-to-day investment management of the Portfolio, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objective of the Portfolio. For additional information about the Portfolio's investment advisory arrangements, see "What Advisory And Other Fees Does The Portfolio Pay? - Investment Advisory and Management Agreements".

  The investment objective of the Portfolio is to seek high current income consistent with the preservation of capital. Although the Portfolio can invest in securities of any maturity, under normal circumstances the Portfolio maintains a dollar-weighted average maturity of between three and six years. There is no assurance that the Portfolio will achieve its investment objective. The permitted investments of the Portfolio are as follows:

  The Portfolio will invest primarily in U.S. government obligations; investment grade debt of U.S. corporations; mortgage-backed securities, such as Government National Mortgage Association, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation obligations, and investment grade asset-backed securities. The Sub-Adviser expects to invest the Portfolio in investment grade debt securities, which are considered to be those rated Baa or higher by Moody's Investors Service, Inc. (Moody's) or BBB or higher by Standard & Poor's Corporation (S&P). Investment grade securities are generally of medium to high quality. Accordingly, the Portfolio will not invest in securities judged by the Sub-Adviser to be predominantly speculative or of poor quality, although it may invest in securities rated in the lower end of the investment grade category (Baa/BBB), if the Sub-Adviser deems that such securities present attractive investment opportunities. Securities rated Baa/BBB have speculative characteristics and may be more sensitive to economic changes in the financial conditions of issuers. The Portfolio may also invest in unrated securities judged to be of equivalent quality by Martin. Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. The Portfolio relies more on the Sub-Adviser's credit analysis when investing in debt securities that are unrated. In the event the Portfolio owns a security whose rating is subsequently reduced below investment grade by Moody's or S&P, the Sub-Adviser will determine whether the Portfolio should continue to hold such security, but in no event will the Portfolio's investments in such securities exceed 5% or more of its net assets.

  The Portfolio also may invest in foreign securities and make investments in foreign securities. The Portfolio may buy or sell securities on a when-issued or delayed-delivery basis, engage in dollar roll transactions, invest in options, and purchase zero coupon bonds, illiquid and restricted securities, and shares in other investment companies. The Portfolio may, for temporary defensive purposes, invest without limit in short-term money market securities.

  The Portfolio will generally invest primarily in short to intermediate bonds. While it may invest in obligations of any maturity, its dollar-weighted average portfolio maturity will range between 3 and 6 years depending on the interest rate and investment environment. If the Sub-Adviser determines that market conditions warrant a shorter or longer average maturity within the range, the Portfolio's investments will be adjusted accordingly. The Sub-Adviser believes that the intermediate maturity sector of the bond market provides returns almost equal to longer maturities over a full market cycle, with less volatility. The portfolio construction process involves an analysis of real return potential for bonds, establishment of a target duration, yield curve and sector spread analysis, and a seven factor risk analysis for individual securities.

  See "Investment Instruments, Transactions, Strategies And Risks" for a further discussion of the Portfolio's investments.


-------------------------------------------------------------------------------
           IS THE PORTFOLIO A SUITABLE INVESTMENT?; INVESTMENT RISKS
-------------------------------------------------------------------------------

  By itself, the Portfolio does not constitute a balanced investment plan. The Portfolio emphasizes current income by investing primarily in intermediate-term, fixed income securities. An increase in interest rates generally will reduce the value of portfolio investments of the Portfolio and a decline in interest rates will generally increase the value of its portfolio investments. Short-term obligations (such as instruments with maturities of one year or less) generally offer greater stability and are less sensitive to interest rate changes. Intermediate-term bonds of the type in which the Portfolio will invest offer less stability and are more sensitive to interest rate changes, but generally offer higher yields. Further, investment in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. issuers. The Portfolio's share price, yield and total return will fluctuate. An investment in the Intermediate Bond Portfolio may be worth more or less than the original cost when shares are redeemed.

  In addition, the Portfolio may invest in instruments and securities generally known as derivative investments. These investments may include the use of put and call option contracts, zero coupon bonds, stripped fixed-income obligations and mortgage-backed and asset-backed pass-through securities. Martin may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Portfolio achieve its investment objective. Use of these instruments and techniques can alter the risk and return characteristics of the Portfolio. They may increase the Portfolio's volatility and may involve the investment of small amounts of cash relative to the magnitude of the risk assumed. This is called leverage. They may also result in a loss of principal if Martin judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investment strategy. With respect to mortgage-backed securities, risks include a sensitivity to the rate of prepayments in that, although the value of fixed-income securities generally increase during periods of falling interest as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities. Asset-backed securities involve the risk that such securities do not usually have the benefit of a complete security interest in the related collateral. Positions in options involve the risk that such options may fail as a hedging technique and that closing transactions may not be effected where a liquid secondary market does not exist.

  Martin believes that by lessening the effect of bond market declines, investors should experience greater overall returns; accordingly, Martin may address market risk through a strategy of adjusting the dollar-weighted average maturity of the Portfolio to reflect changing economic and interest rate environments. The timing of Portfolio transactions in response to anticipated changes in interest rate trends is important to the successful application of such strategies. Bond funds such as the Portfolio are generally subject to two risk factors: (1) credit risk, and (2) interest rate risk. The Portfolio will seek to manage credit risk by investing only in investment-grade securities as described previously. In the event a security's credit rating is downgraded, its value can be expected to decrease. Martin may elect to continue to hold such securities. The Portfolio will seek to manage interest rate risk by limiting its dollar-weighted average portfolio maturity to between 3 and 6 years.

  Further information about the types of securities in which the Portfolio may invest and their related risks, as well as the investment policies of the Portfolio in general are set forth in the section "Investment Instruments, Transactions, Strategies and Risks" and in the Statement of Additional Information.

  YEAR 2000 RISKS. The Portfolio, as with other financial and business organizations in the United States and around the world, could be adversely affected if computer systems used by the Portfolio's service providers, including its investment advisers, fail to correctly interpret and process date information concerning dates occurring on and after January 1, 2000. The Portfolio's service providers, including its investment advisers, have taken and continue to take steps to address this issue. However, there is no assurance that these steps will be sufficient to avoid an adverse impact on the Portfolio as a result of this issue.


--------------------------------------------------------------------------------
         WHAT ARE THE PORTFOLIO'S INVESTMENT POLICIES AND LIMITATIONS?
--------------------------------------------------------------------------------

  INVESTMENT LIMITATIONS. The Portfolio has adopted the following investment limitations:

       (1) With respect to 75% of the Portfolio's assets, the Portfolio will not purchase a security, other than U.S. government securities, if, as a result,
  (a) more than 5% of its total assets would be invested in the securities of any single issuer; or (b) the Portfolio would own more than 10% of the voting securities of any single issuer.

       (2) The Portfolio will not invest 25% or more of its total assets in a particular industry, other than U.S. government obligations.

       (3) (a) The Portfolio may borrow money solely for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets. (b) The Portfolio may borrow money from banks, or by engaging in reverse repurchase agreements. (c) The Portfolio will not purchase securities when borrowings exceed 5% of its total assets. If the Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.

       (4) (a) The Portfolio may temporarily lend its portfolio securities to broker-dealers and institutions, but only when the loans are fully collateralized. (b) Loans, in the aggregate, will be limited to 33 1/3% of the Portfolio's total assets.

  Unless otherwise noted, the Portfolio's policies and limitations are not fundamental and may be changed by the Trustees without shareholder approval.
The fundamental policies of the Portfolio that require shareholder approval prior to any changes are: the Portfolio's investment objective, and limitations
(1), (2), (3)(a), and (4)(b) above. With the exception of the Portfolio's policies and limitations regarding borrowing and investments in illiquid securities, these limitations and the Portfolio's policies are considered at the time of purchase of securities; the sale of securities is not required in the event of a subsequent change in circumstances.

  The investment policies and limitations set forth above are supplemented by the investment policies and limitations in the Statement of Additional Information. No assurance can be made that the Portfolio will achieve its objective, but it will follow the investment style described in this Prospectus.

  From time to time, the Portfolio, to the extent consistent with its investment objective, policies, and restrictions, may invest in securities of companies with which First Tennessee or any affiliates have lending relationships.

--------------------------------------------------------------------------------
              HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE?
--------------------------------------------------------------------------------

CLASS I
-------

WHO MAY INVEST?

  Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar Institutional Accounts. Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions, and other Institutional Investors serving in a trust, advisory, agency, custodial or similar capacity who meet the investment threshold for this Class of shares.

HOW IS AN INSTITUTIONAL ACCOUNT ESTABLISHED?

  An initial investment must be preceded by or made in conjunction with the establishment of an Institutional Account with an Institutional Investor. Establishment of an Institutional Account may require that documents and applications be completed and signed before the investment can be implemented. The Institutional Investor may require that certain documents be provided prior to making a redemption from the Portfolio. Institutional Investors may charge fees in addition to those described herein. Fee schedules for Institutional Accounts are available upon request from the Institutional Investor and are detailed in the agreements by which each client opens an account with an Institutional Investor.

HOW ARE INVESTMENTS MADE?

  Each Institutional Investor will transmit orders to the Transfer Agent, Chase Global Funds Services Company (the Transfer Agent). If an order is received by the Transfer Agent prior to 4:00 p.m. Eastern Time on any Business Day (as defined in the section "How Are Investments, Exchanges and Redemptions Made - Class I, II and III - How Are Portfolio Shares Valued?") and the funds are received by the Transfer Agent that day, the investment will earn dividends declared, if any, on the day of purchase. Institutional Investors will wire funds through the Federal Reserve System. Purchases will be processed at the net asset value per share (NAV) calculated after an order is received by the Transfer Agent. The Portfolio requires advance notification of all wire purchases. To secure same day acceptance of federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability), an Institutional Investor must call the Transfer Agent at 1-800-442-1941, (option 2) prior to 4:00 p.m. Eastern Time on any Business Day to advise it of the wire. The Trust may discontinue offering its shares in any Class of a Portfolio without notice to shareholders.

  MINIMUM INVESTMENT AND ACCOUNT BALANCE. The minimum initial investment for each Institutional Investor is $750,000. Institutional Investors may satisfy the minimum investment by aggregating their Institutional Accounts within the Portfolio. Subsequent investments may be in any amount. If an Institutional Investor's Class I account falls below $375,000 due to redemption, the Portfolio may close the account. An Institutional Investor may be notified if the minimum balance is not being maintained and will be allowed 30 days to make additional investments before its account is closed. Shares will be redeemed at the NAV on the day the account is closed, and proceeds will be sent to the address of record.

  Should an Institutional Investor or a beneficial owner of Class I shares cease to be eligible to participate in this Class, Class I shares held in an Institutional Account may be converted to shares of another Class. Any such conversion will be effected on the basis of the relative NAVs of the two Classes without the imposition of any sales load, fee or other charge. Institutional Investors or beneficial owners will receive at least 30 days prior notice of any proposed conversion.

HOW ARE REDEMPTIONS MADE?

  Institutional Investors may redeem all or a portion of their account shares on any Business Day. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request and will accrue dividends through the day of redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

  Institutional Investors may make redemptions by wire provided they have established a wire account with the Transfer Agent. Please call 1-800-442-1941 (option 2) to advise the Transfer Agent of the wire. If telephone instructions are received before 4:00 p.m. Eastern Time on any Business Day, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. The Institutional Investor may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent at 73 Tremont Street, Boston, Massachusetts, 02108.

  Pursuant to the Investment Company Act of 1940, as amended (1940 Act), if making immediate payment of redemption proceeds could adversely affect the Portfolio, payments may be made up to seven days later. Also, when the New York Stock Exchange (NYSE) is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent Portfolio securities are traded in other markets on days when either the NYSE or the Federal Reserve Bank of New York (New York Federal Reserve) is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

  If transactions by telephone cannot be executed (for example, during times of unusual market activity), orders may be placed by mail to the Transfer Agent.
In case of suspension of the right of redemption, the Institutional Investor may either withdraw its request for redemption or it will receive payment based on the NAV next determined after the termination of the suspension.

ADDITIONAL INFORMATION

  The Portfolio also reserves the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in First Tennessee's opinion, they are of a size that would disrupt management of the Portfolio.

  In order to allow Martin to manage the Portfolio most effectively, Institutional Investors are strongly urged to initiate all trades (investments, exchanges and redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of trades in excess of $1 million. In making these trade requests, the name of the Institutional Investor and the account number(s) must be supplied.

  Transactions may be initiated by telephone. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized telephone transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. The Portfolio or its agents may also record calls, and an Institutional Investor should verify the accuracy of confirmation statements immediately after receipt. If an Institutional Investor does not want to be able to initiate redemptions and exchanges by telephone, please call the Transfer Agent for instructions.

CLASS II AND III
----------------

WHO MAY INVEST?

  Class II and III shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense and sales load structures to choose between. See "Summary Of Portfolio Expenses."

INVESTMENT REQUIREMENTS

  The minimum initial investment in Class II or III shares is $1,000.
Subsequent investments may be in any amount greater than $100. If you participate in the Systematic Investing Program (see "Systematic Investing Program" below) or the "A Plus Card Program" (a consumer discount card program provided by "A" Plus Strategic Alliances, Inc., a subsidiary of First Tennessee), the minimum initial investment is $250, and subsequent investments may be in any amount of $25 or greater. If you are an employee of First Tennessee or any of its affiliates and you participate in the Systematic Investing Program, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater. If your balance in the Portfolio falls below the applicable minimum investment requirement due to redemption, you may be given 30 days' notice to reestablish the minimum balance. If you do not reestablish the minimum balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed on the day the account is closed.

  All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $100, and the minimum investment requirement still applies (excluding the specific circumstances, stated above, which reduce the minimum investment requirement). The Portfolio reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

  You may initiate any transaction either directly or through your Investment Professional. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. Your Investment Professional may also record calls and you should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want to be able to redeem and exchange by telephone, please check the box on your application (if you invest directly) or, if you invest through an Investment Professional, please call your Investment Professional for instructions.

HOW DO I SET UP AN ACCOUNT?

  You may set up an account directly in the Portfolio or you may invest in the Portfolio through your Investment Professional (see "How Do I Invest Through My Investment Professional" below). Shares will be purchased based on the NAV next calculated after the Transfer Agent has received the request in proper form.
If you are investing through an Investment Professional, transactions that your Investment Professional initiates should be transmitted to the Transfer Agent before 4:00 p.m. Eastern time in order for you to receive that day's share price. The Transfer Agent must receive payment within three business days after an order is placed. Otherwise, the purchase order may be canceled and you could be held liable for the resulting fees and/or losses. An investment will begin accruing dividends on the day following purchase.

HOW DO I INVEST DIRECTLY?

  When opening a new account directly, you must complete and sign an account application and send it to First Funds, 73 Tremont Street, Boston, MA 02108. Telephone representatives are available at 1-800-442-1941 between the hours of 8:00 a.m. to 4:00 p.m. Central Time (9:00 a.m. to 5:00 p.m. Eastern Time), Monday through Friday.

  Investments may be made in several ways:

  BY MAIL: Make your check payable to First Funds: Intermediate Bond Portfolio, and mail it, along with the application, to the address indicated on the application. Your account will be credited on the business day that the Transfer Agent receives your application in good order.

  BY BANK TRANSFER: Bank transfer allows you to move money between your bank account and your First Funds account. This automatic service allows you to transfer money from your bank account via the Automated Clearing House (ACH) network to your Portfolio account. First, a Portfolio account must be established, and an application sent to the Transfer Agent. Next, a deposit account must be opened at a bank providing bank transfer services and you must arrange for this service to be provided. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

  BY WIRE: Call 1-800-442-1941 (option 2) to set up your Portfolio account to accommodate wire transactions. To initiate your wire transaction, call your depository institution. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

               Chase Manhattan Bank, N.A.
               ABA #021000021
               First Funds
               Credit DDA #910-2-733335
               (Account Registration)
               (Account Number)
               (Wire Control Number) *See Below*

  Prior to sending wires, please be sure to call 1-800-442-1941 (option 2) to receive a Wire Control Number to be included in the body of the wire (see above).

  Your bank may charge you a fee for this service.

HOW DO I REDEEM SHARES WHEN INVESTING DIRECTLY?

  You may redeem all or a portion of your shares on any day that the Portfolio is open for business. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request and will accrue dividends through the day of redemption. If a Portfolio account is closed, any accrued dividends will be paid at the beginning of the following month.

  You may redeem shares in several ways:

  BY MAIL: Write a "letter of instruction" with your name, the Portfolio's name, your Portfolio account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application, along with a signature guarantee as described below.

  A signature guarantee is designed to protect you, the Portfolio, and its agents from fraud. Your written request requires a signature guarantee if you wish to redeem more than $1,000 worth of shares; if your Portfolio account registration has changed within the last 30 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another First Funds account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

  BY BANK TRANSFER: When establishing your account in the Portfolio, you must have indicated this account privilege in order to authorize the redemption of monies with the proceeds transferred to your bank account. To authorize a redemption, simply contact the Transfer Agent at 1-800-442-1941, (option 2) and your redemption will be processed at the NAV next calculated. Please allow two or three days after the authorization for monies to reach your bank account.

  BY WIRE: You may make redemptions by wire provided you have established a Portfolio account to accommodate wire transactions. If telephone instructions are received before 4:00 p.m. Eastern time, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to First Funds at 73 Tremont Street, Boston, Massachusetts, 02108.

  ADDITIONAL REDEMPTION REQUIREMENTS: The Portfolio may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent that Portfolio securities are traded in other markets on days when either the NYSE or the New York Federal Reserve is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

  If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or you will receive payment based on the NAV next determined after the termination of the suspension.

HOW DO I INVEST THROUGH MY INVESTMENT PROFESSIONAL?

  If you are investing through your Investment Professional, you may be required to set up a brokerage or agency account. Please call your Investment Professional for information on establishing an account. If you are purchasing shares of the Portfolio through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. Certain features of such programs may impose additional requirements and charges for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section, and is responsible for initiating all initial purchase transactions. Please contact your Investment Professional for information on these services.

SYSTEMATIC INVESTING PROGRAM

  The Systematic Investing Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $25 per transaction) from your bank account to your First Funds account on a periodic basis. When you participate in this program, the minimum initial investment in each Portfolio is $250. If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment is $50. You may change the amount of your automatic investment, skip an investment, or stop the Systematic Investing Program by calling the Transfer Agent at 1-800-442-1941 (option 2) or your Investment Professional at least three Business Days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN

  You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per transaction. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Please contact ALPS at 1-800-442-1941 (option 1) or your Investment Professional for more information.

ADDITIONAL INFORMATION

  TAX-DEFERRED RETIREMENT PLANS: Retirement plans can offer significant tax savings to individuals. Please call ALPS at 1-800-442-1941 (option 1) or your Investment Professional for more information on the plans and their benefits, provisions and fees. The Transfer Agent or your Investment Professional can set up your new account in the Portfolio under one of several tax-deferred plans. These plans let you invest for retirement and defer the tax on your investment income. Minimums may differ from those listed previously under "Investment Requirements". Plans include Individual Retirement Accounts (IRAs), Rollover IRAs, Keogh Plans, and Simplified Employee Pension Plans (SEP-IRAs).

CLASS II
--------

PUBLIC OFFERING PRICE

  The public offering price for Class II shares is the sum of the NAV plus a sales load. As indicated below, a portion of this load may be reallowed to Investment Professionals which are financial institutions which have entered into an agreement with ALPS, the Portfolio's Distributor (Service
Organizations).  You may calculate your sales load as follows:


                                                                                    REALLOWANCE TO
                                    TOTAL SALES LOAD FOR CLASS II SHARES         SERVICE ORGANIZATIONS
                                    ------------------------------------         ----------------------
                                    AS A % OF OFFERING     AS A %                AS A % OF  OFFERING
   AMOUNT OF TRANSACTION            PRICE PER SHARE        OF NAV                PRICE PER SHARE
  Less than $100,000                3.75                   3.90                  3.25
  $100,000 to $249,999              3.00                   3.09                  2.65
  $250,000 to $499,999              2.25                   2.30                  2.00
  $500,000 to $999,999              1.50                   1.52                  1.25
  $1,000,000 and over               0.50                   0.50                  0.40

  The reallowance to Service Organizations may be changed from time to time. ALPS, at its expense, may provide additional non-cash promotional incentives to eligible representatives of Service Organizations in the form of attendance at a sales seminar at a resort. These incentives may be limited to certain eligible representatives of Service Organizations who have sold significant numbers of shares of any of the Portfolios of the Trust.

  You may purchase Class II shares without a sales load if the purchase will be
(a) through an IRA, 401 Plan, 403 Plan or directed agency account if the trustee, custodian, or agent thereof is a direct or indirect subsidiary or franchisee bank of First Tennessee or its affiliates; (b) by registered representatives, directors, advisory directors, officers and employees (and their immediate families) of First Tennessee or its affiliates; (c) by a current or former Trustee, officer or employee of First Funds; the spouse of a First Funds Trustee, officer or employee; a First Funds Trustee acting as a custodian for a minor child or grandchild of a First Funds Trustee, officer or employee; or the child or grandchild of a current or former Trustee, officer or employee of First Funds who has reached the age of majority; (d) by a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code); (e) for use in a financial institution or investment adviser managed account for which a management or investment advisory fee is charged; (f) with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge within the past 60 days upon presentation of purchase verification information; or (g) through certain promotions where the load is waived for investors.

  In addition, you will not pay a sales load on the reinvestment of dividends or distributions in the Portfolio or any other First Funds Portfolio, or in connection with certain share exchanges as described under "How Are Investments, Exchanges And Redemptions Made? - Class I, II, and III - How are Exchanges Made?" Further, you generally will not pay a sales load on Class II shares of the Portfolio which you buy using proceeds from the redemption of a First Funds Portfolio which does not charge a front-end load, if you obtained such shares through an exchange for Class II shares which you purchased with a sales load.
A sales load will apply to your purchase of Class II shares in the foregoing situation only to the extent that the Portfolio's sales load exceeds the sales load you paid in the prior purchase of the Class II shares.

  In addition, if you purchase Class II shares within 60 days after redeeming shares of the Portfolio, you will receive credit towards the sales load payable on the purchase to the extent of the sales load you paid on the shares you redeemed. This reinstatement privilege may be exercised only with respect to redemptions and purchases in the same First Funds Portfolio. The reinstatement privilege can be exercised only one time with respect to any particular redemption.

QUANTITY DISCOUNTS

  You may be entitled to reduced sales charges through the Right of Accumulation or a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.

  To qualify for a reduction of or exception to the sales load, you or your Investment Professional must notify the Transfer Agent, at the time of purchase or exchange. The reduction in sales load is subject to confirmation of your holdings through a check of records. The Trust may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your Service Organization or ALPS at 1-800-442-1941 (option 1).

  RIGHT OF ACCUMULATION. The sales charge schedule under the heading "How Are Investments, Exchanges And Redemptions Made? - Public Offering Price" shows that the sales load you will pay on Class II shares is reduced as your aggregate investment increases. The Right of Accumulation allows you to combine certain First Funds investments to determine your aggregate investment and the applicable reduced sales load. You may combine the amount of your investment in the Portfolio's Class II shares with the value of your investment in Class II of any other First Funds Portfolio you own and on which you paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also include as part of your aggregate investment any holdings through the IRA or in the plan even if a load was not paid. If for example, you beneficially own Class II shares of a First Funds Portfolio with an aggregate current value of $99,000 and you subsequently purchase shares of the Portfolio having a current value of $1,000, the load applicable to the subsequent purchase would be reduced to 3.00% of the offering price. Similarly, each subsequent purchase of First Funds Class II shares may be added to your aggregate investment at the time of purchase to determine the applicable sales loads.

  LETTER OF INTENT. A Letter of Intent allows you to purchase Class II shares over a 13-month period at a reduced sales charge. The sales charge is based on the total amount you intend to purchase plus the total net asset value of Class II shares which you already own on which you have paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also credit towards completion of your Letter of Intent any Class II shares held through the IRA or in the plan, even if a load was not paid. Each investment you make during the period may be made at the reduced sales charge that would apply to the total amount you intend to invest. The reduced sales load applies only to new purchases. If you do not invest the total amount within the period, you may pay the difference between the higher sales charge rate that would have been applied to the purchases you made and the reduced sales charge rate you have paid. Shares of the Portfolio equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, the Transfer Agent will redeem a sufficient amount of your escrowed shares to pay the additional sales charge. After the terms of your Letter of Intent are fulfilled, the Transfer Agent will release your escrowed shares.

  If your purchases qualify for a further sales load reduction in addition to that indicated in the Letter of Intent, the sales load will be adjusted to reflect your total purchases. Signing a Letter of Intent does not bind you to purchase the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. To apply, sign the Letter of Intent form at the time you purchase Class II shares. You will be entitled to the applicable sales load that is in effect at the date you submit the Letter of Intent until you complete your intended purchase.

  QUALIFICATION OF DISCOUNTS. As shown in the schedule of Class II sales charges, larger purchases may result in lower sales charges to you. For purposes of determining the amount of purchases using the Right of Accumulation and Letter of Intent privileges, you may combine your purchase with:

          - purchases by your spouse or his, her or your joint account or for the account of any minor children, and

          - the aggregate investment of any trustee or other Institutional Investor for you and/or your spouse or your minor children.

  A trustee or custodian of any qualified pension or profit sharing plan may combine its aggregate purchases.

  OTHER. Class II shares also incur Shareholder Servicing Fees. See discussion under "What Advisory And Other Fees Does The Portfolio Pay? - Distribution Plan and Shareholder Servicing Plans."

CLASS III
---------

  Class III shares are bought without a front-end load; that is, the offering price for such shares will be their NAV. Class III shares incur Distribution Fees and Shareholder Servicing Fees. See discussion under "What Advisory And Other Fees Does The Portfolio Pay? - Distribution Plan and Shareholder Servicing Plans."

  DEFERRED SALES CHARGES. A contingent deferred sales charge (CDSC) of 1.00% is imposed on redemptions of Class III shares within the first year after purchase, based on the lower of the shares' cost and the current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In addition, any shares purchased in accounts established prior to November 2, 1998 are not subject to the CDSC.

CLASS I, II AND III
--------------------

HOW ARE PORTFOLIO SHARES VALUED?

  The term "net asset value per share," or NAV, means the worth of one share. The NAV of each Class of the Portfolio is calculated by adding that Class' pro rata share of the value of all securities and other assets attributable to the Portfolio, deducting that Class' pro rata share of Portfolio liabilities, further deducting Class-specific liabilities, and dividing the result by the number of shares outstanding in the Class.

  The Portfolio is open for business each day that both the NYSE and the New York Federal Reserve are open (a Business Day). The NAV is calculated at the close of the Portfolio's Business Day, which coincides with the close of regular trading of the NYSE (normally 4:00 p.m. Eastern Time).

  The Portfolio's securities and other assets are valued primarily on the basis of market quotations furnished by pricing services, or if quotations are not available, by a method that the Trustees believe accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary United States market in which they are traded or, if not traded on a U.S. market, then their primary foreign market, and translated from foreign market quotations into U.S. dollars using current exchange rates.

  DISTRIBUTION OPTIONS: The Portfolio earns interest from bond, money market, and other fixed-income investments and dividends from its stocks. These are passed along as dividend distributions. The Portfolio may realize capital gains if it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions. Income dividends for the Portfolio are declared daily and paid monthly.

  When you fill out your account application, you can specify how you want to receive your distributions. Currently, there are three available options:

  1. REINVESTMENT OPTION. Your dividend distributions and capital gain distributions, if any, will be automatically reinvested in additional shares of the Portfolio. Reinvestment of distributions will be made at that day's NAV. If you do not indicate a choice on your application, you will be assigned this option.

  2. CASH OPTION. You will be sent a check for each dividend and capital gain distribution, if any. Distribution checks will be mailed no later than seven days after the last day of the month.

  3. INCOME-EARNED OPTION. Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for any dividend distribution.

HOW ARE EXCHANGES MADE?

  An exchange is the redemption of shares of one Portfolio and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other Portfolios registered in an investor's state. Except as noted below, each Portfolio's shares may be exchanged for the same class shares of other First Funds Portfolios. The redemption and purchase will be made at the next determined NAV after the exchange request is received and accepted by the Transfer Agent. You may execute exchange transactions by calling the Transfer Agent at 1-800-442-1941 (option 2) prior to 4:00 p.m. Eastern Time on any Business Day.

  Class II shares of the First Funds Money Market Portfolios are not currently available for investment. Investors in Class II shares wishing to exchange into one of these Money Market Portfolios will receive Class III shares.

  When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. In order to open a new account through exchange, the minimum initial investment requirements must be maintained.

  Each exchange may produce a gain or loss for tax purposes. In order to protect the Portfolio's performance and its shareholders, First Tennessee discourages frequent exchange activity in response to short-term market fluctuations. The Portfolio reserves the right to refuse any specific purchase order, including certain purchases by exchange if, in First Tennessee's opinion, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if the Portfolio receives or anticipates individual or simultaneous orders affecting significant portions of the Portfolio's assets. Although the Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Portfolio reserves the right to modify or withdraw the exchange privilege upon 60 days notice and to suspend the offering of shares in any class without notice to shareholders. You or your Institutional Investor will receive written confirmation of each exchange transaction.

  Exchanges are generally not permitted from Class I to another Class. Should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I, Class I shares held in an Institutional Account may be converted to shares of another class.

STATEMENTS AND REPORTS

  You or, if Class I, the Institutional Investor will receive a monthly statement and a confirmation after every transaction that affects the share balance or the account registration. A statement with tax information will be mailed by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you or, if Class I, the Institutional Investor, will receive the Portfolio's financial statements. To reduce expenses, only one copy of the Portfolio's reports (such as the Prospectus and Annual Report) will be mailed to each investor or, if Class I, each Institutional Investor. Please write to ALPS at the address indicated on the previous page to request additional copies.

--------------------------------------------------------------------------------
                         HOW IS PERFORMANCE CALCULATED?
--------------------------------------------------------------------------------

  From time to time the Portfolio may quote the yield of Class I, II or III shares in advertisements or in reports or other communications with shareholders. The YIELD is a way of showing the rate of income that the Portfolio earns on its investments as the percentage of its share price. To calculate yield, the Portfolio takes the interest income it earned from its portfolio securities for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on share price at the end of the 30-day period. Yields do not reflect gains or losses from portfolio transactions. Yields are calculated according to accounting methods that are standardized for all mutual funds. Because yield accounting methods differ from the methods used for other accounting purposes, the Portfolio's yield may not equal its distribution rate, the income paid to an account, or the income reported in financial statements.

  TOTAL RETURN for Class I, II or III of the Portfolio is based on the overall dollar or percentage change in value of a hypothetical investment, assuming dividends are reinvested. A CUMULATIVE TOTAL RETURN reflects performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in performance, you should recognize that they are not the same as actual year-by-year results. The yield and total returns of the three classes of the Portfolio are calculated separately due to separate expense structures as indicated in the "Summary Of Portfolio Expenses"; the yields and total returns of Class II and Class III will be lower than that of Class I.

  For additional performance information, contact your Investment Professional or ALPS for a free Statement of Additional Information for the Portfolio.

-------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

  Broker-dealers are utilized to conduct securities transactions for the Portfolio and are chosen based upon professional ability and quality of service. In addition, the Portfolio's investment advisers may consider a broker-dealer's sales of shares of the Portfolio or recommendations to its customers that they purchase shares of the Portfolio as a factor in the selection of broker-dealers to execute transactions for the Portfolio. In placing business with such broker-dealers, the advisers will seek the best execution of each transaction.

  Higher commissions may be paid to firms that provide research services to the extent permitted by law. The frequency of portfolio transactions - the Portfolio's portfolio turnover rate - will vary from year to year depending on market conditions. The Portfolio's turnover rate for the fiscal period ended June 30, 1998 was 9%.

-------------------------------------------------------------------------------
          WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?
-------------------------------------------------------------------------------

  The Portfolio intends to distribute substantially all of its net investment income, and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Portfolio are declared daily and paid monthly.

  FEDERAL TAXES. Distributions of gains from the sale of assets held by the Portfolio for more than one year generally are taxable to shareholders at the applicable mid-term or long-term capital gains rate, regardless of how long they have owned their Portfolio shares. Distributions from other sources generally are taxed as ordinary income. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Portfolio will send each investor or, if Class I, each Institutional Investor an IRS Form 1099-DIV by January 31.

  REDEMPTIONS AND EXCHANGES. A capital gain or loss may be realized when shares of the Portfolio are redeemed or exchanged. For most types of accounts, the Portfolio will report the proceeds of redemptions to each shareholder or, if Class I, the Institutional Investor, and the IRS annually. However, the tax treatment also depends on the purchase price and your personal tax position.

  "BUYING A DIVIDEND." On the record date for a distribution of income or capital gains, the Portfolio's share price is reduced by the amount of the distribution. If shares are bought just before the record date (buying a dividend), the full price for the shares will be paid, and a portion of the price will be received back as a taxable distribution.

  OTHER TAX INFORMATION. The information above is only a summary of some of the federal tax consequences generally affecting the Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal tax, distributions may be subject to state or local taxes. Institutional Investors and other shareholders should consult their tax advisor for details and up-to-date information on the tax laws in your state to determine whether the Portfolio is suitable given your particular tax situation. It is not anticipated that the Portfolio's distributions will be exempt from Tennessee personal income tax, except to the extent that any distributions of income are attributable to interest on bonds or securities of the U.S. government or any of its agencies or instrumentalities.

  When you sign your account application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require the Portfolio to withhold 31% of taxable distributions from your account.

-------------------------------------------------------------------------------
              WHAT ADVISORY AND OTHER FEES DOES THE PORTFOLIO PAY?
-------------------------------------------------------------------------------

  INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS. For managing its investment and business affairs, the Portfolio is obligated to pay First Tennessee, 4990 Poplar Avenue, Memphis, Tennessee, a monthly management fee at the annual rate of .50% of its average net assets. First Tennessee has voluntarily agreed to waive its entire advisory fee. This voluntary waiver can be discontinued at any time.

  Under the Investment Advisory and Management Agreement, First Tennessee may, with the prior approval of the Trustees and the shareholders of the Portfolio, engage one or more sub-advisers which may have full investment discretion to make all determinations with respect to the investment and reinvestment of all or any portion of the

Portfolio's assets, subject to the terms and conditions of the Investment Advisory and Management Agreement and the written agreement with any such sub-adviser. In the event one or more sub-advisers is appointed by First Tennessee, First Tennessee shall monitor and evaluate the performance of such sub-advisers, allocate Portfolio assets to be managed by such sub-advisers, recommend any changes in or additional sub-advisers when appropriate and compensate each sub-adviser out of the investment advisory fee received by First Tennessee from the Portfolio.

  First Tennessee has experience as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $16 billion in assets under administration (including nondiscretionary accounts) and $4 billion in assets under management as of June 30, 1998, as well as experience in supervising sub-advisers.

  Martin serves as the Sub-Adviser for the Portfolio subject to the supervision of First Tennessee and pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. In January 1998, Martin became an investment advisory subsidiary of First Tennessee National Corporation, which also owns First Tennessee. Martin and its predecessors have been in the investment advisory business for over 8 years and have considerable experience in securities selection, including expertise in the selection of fixed-income securities. Martin has not previously advised or sub-advised a registered investment company such as First Funds, although Martin is subject to the supervision of First Tennessee, which has a history of investment management since 1929 and has served as the investment adviser to First Funds since its inception in 1992. Martin has a total of $1.6 billion in assets under management as of June 30, 1998.

  First Tennessee is obligated to pay Martin a monthly sub-advisory fee at the annual rate of 0.30% of the Portfolio's average net assets. The Portfolio is not responsible for paying any portion of Martin's sub-advisory fee. Martin has agreed to voluntarily waive its sub-advisory fee, although this waiver could be discontinued in whole or in part at any time. Martin's principal office is located at Two Centre Square, Suite 200, 625 South Gay Street, Knoxville, TN 37902.

  ADMINISTRATOR AND DISTRIBUTOR. ALPS, 370 17th Street, Suite 3100, Denver Colorado, 80202, serves as the Administrator and Distributor for the Portfolio. As Administrator, ALPS assists in the Portfolio's administration and operation, including but not limited to, providing office space and various legal and operational services in connection with the regulatory requirements applicable to the Portfolio. ALPS is entitled to receive from the Portfolio a monthly fee at the annual rate of .15% of average net assets.

  First Tennessee serves as the Co-Administrator for the Portfolio. As the Co-Administrator, First Tennessee assists in the Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive from the Portfolio a monthly fee at the annual rate of .05% of average net assets.

  As the Distributor, ALPS sells shares of each Portfolio as agent on behalf of the Trust at no additional cost to the Trust. First Tennessee and its affiliates do not participate in and are not responsible for selling as an agent on behalf of the Trust, underwriting or distributing Trust shares. Consistent with applicable law, affiliates of First Tennessee may receive commissions or asset-based fees.

  TRANSFER AGENT AND CUSTODIAN. Chase Global Funds Services Company, a division of Chase Manhattan Bank, N.A. (the Transfer Agent), provides transfer agent and related services for the Portfolio. Chase Manhattan Bank, N.A. is custodian of the assets of the Trust.

  PRICING AND ACCOUNTING. Chase Global Funds Services Company also serves as the Fund Accountant and thereby calculates the NAV and dividends of each class and maintains the portfolio and general accounting records.

  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLANS. The Trustees have adopted a Distribution Plan on behalf of Class III of the Portfolio pursuant to Rule 12b-1 (the Rule) under the 1940 Act. The NASD subjects asset-based sales charges to its maximum sales charge rule. Fees paid pursuant to the Portfolio's Distribution Plan will be limited by the restrictions imposed by the NASD rule. The Distribution Plan provides for payment of a fee to ALPS at the annual rate of .75% of the average net assets of Class III; however, the Trustees have limited such fees to .50% of Class III's average net assets. All or a portion of these fees will in turn be paid to Investment Professionals as compensation for selling shares of Class III and for providing ongoing sales support services. The Trustees have also adopted Shareholder Servicing Plans on behalf of Class II and III of the Portfolio, under which Service Organizations are paid at the annual rate of .25% of each Class' average net assets, for shareholder services and account maintenance, including responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting. The Distribution Fees are expenses of Class III and the Shareholder Servicing Fees are expenses of Class II and III in addition to the Management Fee, and the Administration Fee and Co-Administration Fees, and will reduce the net income and total return of both Classes.

-------------------------------------------------------------------------------
                        HOW IS THE PORTFOLIO ORGANIZED?
-------------------------------------------------------------------------------

  The Portfolio is a diversified portfolio of First Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. The Portfolio consists of three separate classes. The Trustees supervise the Trust's activities and review its contractual arrangements with companies that provide the Trust with services. The Trust is not required to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio or class with respect to issues affecting that Portfolio or class, or the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving investment advisory agreements. Shareholders receive one vote for each share owned and fractional votes for fractional shares owned. A Portfolio or class votes separately with respect to issues affecting only that Portfolio or class. Pursuant to the Declaration of Trust, the Trustees have the authority to issue additional classes of shares for the Portfolio.

PORTFOLIO MANAGEMENT

  Ralph W. Herbert, Vice President and Fixed Income Portfolio Manager with Martin, is a co-manager for the Intermediate Bond Portfolio. Mr. Herbert has over 19 years of experience in the financial services industry and specializes in fixed-income securities. Mr. Herbert is a 1977 graduate of The University of Tennessee.

  Ted L. Flickinger, Jr., Senior Vice President and Fixed Income Portfolio Manager with Martin, co-manages the Intermediate Bond Portfolio with Mr. Herbert. Mr. Flickinger is a Chartered Financial Analyst and has over 20 years of experience in the investment management industry, at least 8 of which have been with Martin concentrating on fixed-income securities. Mr. Flickinger is a 1977 graduate of The University of Tennessee.


-------------------------------------------------------------------------------
           INVESTMENT INSTRUMENTS, TRANSACTIONS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

  The following paragraphs provide a brief description of the securities in which the Portfolio may invest and the transactions each may make. The Portfolio is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with the Portfolio's investment objective and policies.

  ASSET-BACKED AND MORTGAGE SECURITIES purchased by the Portfolio may include interests in pools of mortgages, loans (including consumer loans), receivables or other assets. They may also include collateralized mortgage obligations
(CMOs) and stripped mortgage-backed securities. CMOs are pass-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and often are retired in sequence. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. The Portfolio may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Portfolio may invest in them if Martin determines they are consistent with the Portfolio's investment objective and policies.

  The value of mortgage-backed securities may change due to changes in the market's perception of issuers including their credit-worthiness. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. Some securities may have a structure that makes their reaction to changing interest rates and other factors difficult to predict and highly volatile.

  COMMERCIAL PAPER purchased by the Portfolio are short-term obligations issued by banks, broker-dealers, corporations and other entities for purposes such as financing their current operations.

  DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Portfolio may buy and sell obligations on a when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in the Portfolio's share price, yield, and return. Ordinarily, the Portfolio will not earn interest on obligations until they are delivered.

  DOLLAR ROLL TRANSACTIONS. In order to enhance portfolio returns and manage prepayment risks, the Portfolio may engage in dollar roll transactions with respect to mortgage securities. In a dollar roll transaction, the Portfolio sells a mortgage security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar (same type, coupon and maturity) security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments. The income from these investments, together with any price difference at the time of sale, will determine the net advantage to the Portfolio. When the Portfolio enters into a dollar roll transaction, liquid assets of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

  FOREIGN INVESTMENTS. The Portfolio may invest in foreign securities, which may involve additional risks. Foreign securities and securities denominated in or indexed to foreign currencies may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political, regulatory or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid or more volatile than U.S. markets, and may offer less protection to investors. In addition to the political and economic factors that can affect foreign securities, a governmental issuer may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. These factors could make foreign investments, especially those in developing countries, more volatile. Martin considers these factors in making foreign investments for the Portfolio.

  The Portfolio may also enter into currency forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although currency forward contracts can be used to protect the Portfolio from adverse exchange rate changes, they involve a risk of loss if Martin fails to predict foreign currency values correctly or employs a strategy that does not correlate well with a Portfolio's investments. A loss to the Portfolio may also result if the counterparty to a transaction fails to perform as obligated. Please see discussion under "Forwards" below.

  FORWARDS. A forward represents a contract that obligates the counterparty to buy, and the other to sell, a specific underlying asset at a specific price, amount, and date in the future. Forwards are similar to futures except for the fact that forwards are privately negotiated. The most common type of forward contracts are foreign currency exchange contracts.

  The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

  RESTRICTED SECURITIES. The Portfolio may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 (restricted securities). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Provided that the security has a demand feature of seven days or less, or a dealer or institutional trading market exists, these restricted securities are not treated as illiquid securities for the purposes of the Portfolio's investment limitations. Investing in restricted securities could have the effect of increasing the level of Portfolio illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

  ILLIQUID SECURITIES. Under guidelines established by the Board of Trustees, Martin, under First Tennessee 's supervision, determines the liquidity of the Portfolio's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments or securities subject to legal restrictions may involve time-consuming negotiation and legal expenses. It may be difficult or impossible for the Portfolio to sell illiquid or restricted securities promptly at an acceptable price. The Portfolio may invest up to 15% of its net assets in illiquid investments.

  MONEY MARKET INSTRUMENTS are high quality instruments that present minimal credit risk. They may include U.S. government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits and other financial institution obligations. These instruments may carry fixed or variable rates.

  OPTIONS CONTRACTS. An option is a contract that gives the owner the right, but not the obligation, to either buy (call option) or sell (put option) an underlying security or currency at a fixed price for a specified period of time. The Portfolio may buy and sell (write) put and call options contracts to manage its exposure to changing interest rates and security prices. To the extent it invests in securities denominated in foreign currencies, the Portfolio may also buy and sell options contracts to manage exposure to currency exchange rates. Some option strategies, including buying puts and writing calls, tend to hedge the Portfolio's investments against price fluctuations. Other strategies, including writing puts and buying calls, tend to increase market exposure. Options may be combined with each other in order to adjust the risk and return characteristics of the overall strategy. The Portfolio may enter into forward contracts for settlement or hedging purposes. The Portfolio may invest in options based on any type of security, index, or currency, including options traded on foreign exchanges and options not traded on exchanges.

  Options can be volatile investments and involve certain risks. If Martin applies a hedge at an inappropriate time or judges market conditions incorrectly, options strategies may result in a loss and lower the Portfolios return. The Portfolio could also experience losses if the prices of its options positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. The use of options may increase the volatility of the Portfolio and may involve the investment of a small amount of cash relative to the risk assumed.

  The Portfolio will be able to hedge its total assets by writing calls or purchasing puts under normal conditions. In addition, the Portfolio will not write puts whose underlying value exceeds 25% of total assets, and will not buy calls with a value exceeding 5% of total assets.

  REPURCHASE AGREEMENTS are transactions by which a Portfolio agrees to purchase a security subject to the seller's agreement to repurchase it at a mutually agreed upon date and price. In the event of the bankruptcy of the seller, a Portfolio could experience delays in recovering its cash. In the event of the bankruptcy of the other party to a repurchase agreement or a securities loan, the Portfolio could experience delays in recovering its cash or the securities it lent. To the extent that, in the meantime, the value of the obligations purchased had decreased, or the value of obligations lent had increased, a Portfolio could experience a loss. In all cases, Martin must find the creditworthiness of the other party to the transaction satisfactory.

  U.S. GOVERNMENT OBLIGATIONS purchased by the Portfolio are debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government obligations are backed by the full faith and credit of the United States. For example, obligations issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Obligations issued by the Federal Home Loan Bank are supported only by the credit of the agency. There is no guarantee that the government will support these types of obligations, and therefore they involve more risk than other government obligations.

  U.S. TREASURY OBLIGATIONS purchased by the Portfolio are obligations issued by the United States and backed by its full faith and credit.

  VARIABLE AND FLOATING RATE INSTRUMENTS purchased by the Intermediate Bond Portfolio, including certain participation interests in municipal obligations, have interest rate adjustment formulas that help to stabilize their market values. Many variable or floating rate instruments also carry demand features that permit the Portfolio to sell them at par value plus accrued interest on short notice. When determining its average weighted portfolio maturity, the Portfolio will look to the interest readjustment date, rather than the maturity date, of the instrument.

  ZERO COUPON BONDS purchased by the Portfolio do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.
In calculating its daily dividend, the Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

  A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

  The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. The risks of these securities are similar to those of other debt securities, although they may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

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

                               INVESTMENT ADVISER
                               ------------------

                   First Tennessee Bank National Association
                                  Memphis, TN

                                  SUB-ADVISER
                                  -----------

                             Martin & Company, Inc.
                                 Knoxville, TN

                                    OFFICERS
                                    --------

                         Richard C. Rantzow, President
                           James V. Hyatt, Secretary
                            Jeremy O. May, Treasurer

                                    TRUSTEES
                                    --------

                              Thomas M. Batchelor
                                 John A. DeCell
                               L.R. Jalenak, Jr.
                                Larry W. Papasan
                               Richard C. Rantzow

                         ADMINISTRATOR AND DISTRIBUTOR
                         -----------------------------

                        ALPS Mutual Funds Services, Inc.
                                   Denver, CO

                    TRANSFER AND SHAREHOLDER SERVICING AGENT
                    ----------------------------------------

                      Chase Global Funds Services Company
                                   Boston, MA

                                   CUSTODIAN
                                   ---------
                           Chase Manhattan Bank, N.A.
                                  New York, NY

[FIRST FUNDS LOGO]



FIRST FUNDS                                                      370 17th Street
                                                                      Suite 3100
TENNESSEE TAX-FREE PORTFOLIO                             Denver, Colorado  80202

--------------------------------------------------------------------------------
PROSPECTUS FOR CLASSES I, II, AND III
October 26, 1998
--------------------------------------------------------------------------------

  First Funds (the Trust) offers investors a convenient and economical means of investing in a professionally managed mutual fund. The objective of the Tennessee Tax-Free Portfolio (the Portfolio) is to seek a high level of current income, which is exempt from federal and Tennessee personal income tax, by investing in a portfolio consisting primarily of Tennessee tax-exempt obligations. The Portfolio's net asset value per share will fluctuate in response to changes in the value of its investments.

  This Prospectus is designed to provide you with information that you should know before investing. Please read and retain this document for future reference. This Prospectus offers Class I, II and III shares of the Portfolio. Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar accounts (Institutional Accounts). Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions and other entities serving in trust, advisory, agency, custodial or similar capacities (each, an Institutional Investor and collectively, Institutional Investors) that meet the investment threshold for this Class of shares. Class II and III shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense and sales load structures to choose between. See "Expense Summary."

  A Statement of Additional Information (dated October 26, 1998) for the Portfolio has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. This Prospectus, the Annual Report and the Statement of Additional Information are available free upon request from ALPS Mutual Funds Services, Inc., (ALPS), the Portfolio's Distributor. The Annual Report for the fiscal period ended June 30, 1998 for the Portfolio is incorporated into the Statement of Additional Information by reference. Please call ALPS at 1-800-442-1941 (option 1) for more information concerning each Class of shares. If you are investing through a broker, other financial institution or adviser (Investment Professional), please contact that institution directly.

  MUTUAL FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, FIRST TENNESSEE BANK NATIONAL ASSOCIATION OR ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR JURISDICTION.





  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Summary Of Portfolio Expenses..............................................  3

Financial Highlights.......................................................  4

What Is The Investment Objective Of The Portfolio?.........................  6

Is The Portfolio A Suitable Investment?; Investment Risks..................  6

What Are The Portfolio's Investment Policies And Limitations?..............  8

How Are Investments, Exchanges And Redemptions Made?.......................  9

How Is Performance Calculated?............................................. 16

Portfolio Transactions..................................................... 16

What Is The Effect Of Income Tax On This Investment?....................... 17

What Advisory And Other Fees Does The Portfolio Pay?....................... 17

How Is The Portfolio Organized?............................................ 19

Investment Instruments, Transactions, Strategies and Risks................. 19

------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         SUMMARY OF PORTFOLIO EXPENSES
-------------------------------------------------------------------------------

  The purpose of the table below is to assist you in understanding the various costs and expenses that you would bear, directly or indirectly, by investing in the Portfolio. This standard format was developed for use by all mutual funds to help you make your investment decisions. The information below is based upon the Portfolio's expenses for the fiscal year ended June 30, 1998 adjusted to reflect new servicing arrangements. This expense information should be considered along with other important information, such as the Portfolio's investment objective.

A.  EXPENSE SUMMARY

                                              TENNESSEE TAX-FREE PORTFOLIO
                                             -------------------------------
SHAREHOLDER TRANSACTION EXPENSES:            CLASS I   CLASS II   CLASS III
                                             --------  ---------  ----------
Maximum Sales Load on Purchases
  (as a percentage of offering price)         None      3.75%       None
Sales Load Imposed on Reinvested
  Distributions                               None       None       None
Deferred Sales Load
  (as a percentage of original purchase
  price or redemption proceeds, as
  applicable)                                 None       None     1.00%*
Redemption Fees                               None       None       None
Exchange Fee                                  None       None       None

ANNUAL PORTFOLIO OPERATING EXPENSES:
  (as a percentage of average net assets)
Management Fees**                             .00%       .00%       .00%
12B-1 Fees**                                  .00%       .00%       .25%
Other Expenses**                              .35%       .41%       .40%
                                             -------   -------    -------

Total Portfolio Operating Expenses**          .35%       .41%       .65%

* Applied to redemptions made during the first year after purchase. no deferred sales charges are imposed on redemptions after one year from date of purchase.
** After expense waivers, limitations and/or reimbursements.

  ANNUAL PORTFOLIO OPERATING EXPENSES. The Portfolio is obligated to pay Management Fees to First Tennessee Bank National Association (First Tennessee) for managing the Portfolio's investments. First Tennessee, as Investment Adviser, has voluntarily agreed to waive its entire investment advisory fee; however, there is no guarantee that the waiver will continue. The Portfolio incurs Other Expenses, including Administrative and Co-Administrative Fees, for maintaining shareholder records, furnishing shareholder statements and reports, and other services. ALPS, as Administrator, is entitled to and charges .15% of the Portfolio's average net assets for administration services. ALPS has agreed to voluntarily waive one half of the .50% 12b-1 fee applicable to Class III of the Portfolio (see "What Advisory and Other Fees Does The Portfolio Pay - Distribution Plan and Shareholder Servicing Plans") or .25% of that Class' average net assets. ALPS reserves the right to modify or terminate this waiver of 12b-1 expenses at any time. First Tennessee, as Co-Administrator, is entitled to and charges .05% of the Portfolio's average net assets for co-administration services.

  If the waivers were not in effect, Management Fees would be .50% of average net assets for each Class. In addition, the Board of Trustees has limited payments of 12b-1 fees under the Distribution Plan to .50% (see "What Advisory and Other Fees Does The Portfolio Pay - Distribution Plan and Shareholder Servicing Plans"). Without this limitation, 12b-1 fees would be .75% of average net assets for Class III for the current fiscal year. Absent these waivers and limitations, Other Expenses and Total Portfolio Operating Expenses would be as follows:

                                         TENNESSEE TAX-FREE PORTFOLIO
                                        -------------------------------
                                        CLASS I   CLASS II   CLASS III
                                        --------  ---------  ----------
Other Expenses                            .35%       .66%        .65%
Total Portfolio Operating Expenses        .85%      1.16%       1.90%

  There is no guarantee that any waivers or assumptions of expenses will continue at their stated levels.

  Management Fees, 12b-1 Fees, Shareholder Servicing Fees, and Other Expenses, are reflected in the Portfolio's share price and are not charged directly to individual accounts. 12b-1 Fees are paid by Class III to ALPS for services and expenses in connection with distribution. Shareholder Servicing Fees are paid by Class II and III to Investment Professionals for services and expenses incurred in connection with providing personal service to shareholders and/or maintenance of shareholder accounts. Long-term shareholders may pay more than the economic equivalent of the maximum 8.50% front-end sales charge permitted by the National Association of Securities Dealers, Inc. (NASD) due to 12b-1 fees applicable to Class III shares. Please see "What Advisory And Other Fees Does The Portfolio Pay - Distribution Plan and Shareholder Servicing Plans" for further information.

  B. EXAMPLE: You would pay the following expenses for every $1,000 investment in each Class of shares of the Tennessee Tax-Free Portfolio assuming (1) 5% annual return, (2) redemption at the end of each time period, (3) that operating expenses (net of expense waivers) are the same as described above, and (4) reinvestment of all dividends and distributions. THE RETURN OF 5% AND EXPENSES SHOULD NOT BE CONSIDERED INDICATIVE OF ACTUAL OR EXPECTED PERFORMANCE OR PORTFOLIO OPERATING EXPENSES, BOTH OF WHICH MAY VARY SIGNIFICANTLY:


                           TENNESSEE TAX-FREE PORTFOLIO
                           -----------------------------
                           CLASS I  CLASS II   CLASS III
                           -------  ---------  ---------
               1 year          $ 4       $42*        $17
               3 years         $11       $50*        $21
               5 years         $20       $60*        $36
               10 years        $44       $87*        $81

*Reflects imposition of maximum sales charge at the beginning of the period.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  The table that follows is included in the Annual Report for the Portfolio dated June 30, 1998 and has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report on the financial statements and the financial highlights for the Portfolio is included in the Annual Report. The financial statements and financial highlights are incorporated by reference into the Portfolio's Statement of Additional Information. The Annual Report contains additional performance information and will be made available upon request and without charge.

TENNESSEE TAX-FREE PORTFOLIO

                                                                      CLASS I
                                                        ------------------------------------
                                                             For the Year Ended June 30,
                                                        ------------------------------------
                                                           1998        1997         1996**
                                                        ---------   ---------   ------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $    9.99   $    9.71   $      10.00
                                                        ------------------------------------
Income from investment operations:
Net investment income                                        0.48        0.50           0.23
Net realized and unrealized gain (loss) on
 investments                                                 0.32        0.28          (0.29)
                                                        ------------------------------------
Total from investment operations                             0.80        0.78          (0.06)
                                                        ------------------------------------
Distributions:
Net investment income                                       (0.48)      (0.50)         (0.23)
                                                        ------------------------------------
Total distributions                                         (0.48)      (0.50)         (0.23)
                                                        ------------------------------------
Net asset value, end of period                          $   10.31   $    9.99   $       9.71
                                                        ====================================
TOTAL RETURN+                                                8.16%       8.26%      (0.65)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $ 176,884   $   8,935   $      5,925
Ratio of expenses to average daily net assets (1)            0.31%       0.07%        0.50%*
Ratio of net investment income to average net assets         4.71%       5.09%        4.31%*
Portfolio turnover rate                                        15%        122%           8%*

(1) During the period, various fees were waived.
    the ratio of expenses to average net assets had
    such waivers not occurred is as follows.                 0.85%       1.14%        1.42%*


                                                                      CLASS II
                                                        ------------------------------------
                                                             For the Year Ended June 30,
                                                        ------------------------------------
                                                           1998        1997         1996**
                                                        ---------   ---------   ------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $   10.01   $    9.73   $      10.06
                                                        ------------------------------------
Income from investment operations:
Net investment income                                        0.48        0.51           0.21
Net realized and unrealized gain (loss) on
 investments                                                 0.33        0.28          (0.33)
                                                        ------------------------------------
Total from investment operations                             0.81        0.79          (0.12)
                                                        ------------------------------------
Distributions:
Net investment income                                       (0.48)      (0.51)         (0.21)
                                                        ------------------------------------
Total distributions                                         (0.48)      (0.51)         (0.21)
                                                        ------------------------------------
Net asset value, end of period                          $   10.34   $   10.01   $       9.73
                                                        ====================================
TOTAL RETURN+                                            8.22%***    8.37%***    (1.25)%#***

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $   8,973   $   5,941   $      1,875
Ratio of expenses to average daily
 Net assets (1)                                              0.37%       0.12%        0.49%*
Ratio of net investment income to average net assets         4.65%       5.03%        4.32%*
Portfolio turnover rate                                        15%        122%           8%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                 0.91%       1.14%        1.42%*


                                                                     CLASS III
                                                        ------------------------------------
                                                            For the Year Ended June 30,
                                                        ------------------------------------
                                                           1998        1997         1996**
                                                        ---------   ---------   ------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $   10.00   $    9.72   $      10.00
                                                        ------------------------------------
Income from investment operations:
Net investment income                                        0.45        0.50           0.19
Net realized and unrealized gain (loss) on
 investments                                                 0.32        0.28          (0.28)
                                                        ------------------------------------
Total from investment operations                             0.77        0.78          (0.09)
                                                        ------------------------------------
Distributions:
Net investment income                                       (0.45)      (0.50)         (0.19)
                                                        ------------------------------------
Total distributions                                         (0.45)      (0.50)         (0.19)
                                                        ------------------------------------
Net asset value, end of period                          $   10.32   $   10.00   $       9.72
                                                        ====================================

TOTAL RETURN+                                                7.86%       8.20%      (0.87)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $   9,270   $   5,750   $        896
Ratio of expenses to average daily
 net assets (1)                                              0.61%       0.23%        0.98%*
Ratio of net investment income to average net assets         4.41%       4.93%        3.83%*
Portfolio turnover rate                                        15%        122%           8%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                 1.65%       1.91%        1.91%*

*    Annualized.
** Class I and III commenced operations on December 15, 1995. Class II commenced operations on December 29, 1995.
***  Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.

-------------------------------------------------------------------------------
               WHAT IS THE INVESTMENT OBJECTIVE OF THE PORTFOLIO?
-------------------------------------------------------------------------------

  The Tennessee Tax-Free Portfolio's investment objective is to provide a high level of current income, which is exempt from federal and Tennessee personal income tax, by investing in a Portfolio consisting primarily of Tennessee tax-free obligations. There is no assurance that the Portfolio will achieve its investment objective.

  The Portfolio invests in securities rated at least investment grade by Moody's Investors Services, Inc. (Moody's) or Standard & Poor's Corporation (S&P), or another nationally recognized statistical rating service, or in unrated securities deemed by Martin & Company, Inc., the Portfolio's Sub-Adviser (Martin) to be of comparable quality, issued by the State of Tennessee or any city, county, school district or any other political agency or sub-division of the State of Tennessee. These may include tax, revenue, or bond anticipation notes; tax-exempt commercial paper; general obligation or revenue bonds (including municipal lease obligations and resource recovery bonds); industrial development bonds; private activity securities; standby commitments; and tender option bonds. It is a non-fundamental investment policy of the Portfolio that under normal conditions, it will invest its assets so that at least 65% of its income will be exempt from Tennessee personal income tax, and it is a fundamental policy of the Portfolio that at least 80% of its income will be exempt from federal income tax. As a non-fundamental investment policy, the Portfolio will invest its assets on an ongoing basis to achieve as fully as possible income that is tax-exempt for both Tennessee and federal income tax purposes.

  Municipal obligations are issued to raise money for various public purposes, including general purpose financing for state and local governments as well as financing for specific projects or public facilities. Municipal obligations may be backed by the full taxing power of a municipality or by the revenues from a specific project or the credit of a private organization. Some municipal obligations are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks.

  It is anticipated that the Portfolio normally will be invested in intermediate-to-long term bonds, and its dollar-weighted average maturity generally will be between 5 and 15 years, although it may invest in obligations of any maturity. If Martin determines that market conditions warrant a shorter or longer average maturity within the range of 5 to 15 years, the Portfolio's investments will be adjusted accordingly. The dollar-weighted average maturity of the Portfolio since inception has been between 5 and 15 years. At the beginning of March, 1998, assets were transferred in-kind into the Portfolio, which shortened the dollar-weighted average maturity of the Portfolio from approximately 9.4 years to approximately 6.6 years. In addition, Martin became Sub-Adviser to the Portfolio effective March 2, 1998. As a fixed-income securities adviser, Martin has historically favored securities with a maturity range between 3 and 10 years. Consequently, the Portfolio's average maturity may decrease further over time. Martin's investment philosophy includes evaluating bond type, bond quality, and bond maturity allocation based on economic trends and historic yield comparisons.

  The Portfolio does not intend to invest in federally taxable obligations under normal conditions; however, it may, for temporary defensive purposes, invest in high quality taxable money market instruments, including U.S. government obligations; U.S. Treasury bills, notes and bonds; commercial paper; repurchase agreements; and reverse repurchase agreements. The Portfolio may also buy and sell securities on a when-issued or delayed delivery basis, and may purchase zero coupon bonds.

  See "Investment Instruments, Transactions, Strategies And Risks" for a further discussion of the Portfolio's investments.

-------------------------------------------------------------------------------
           IS THE PORTFOLIO A SUITABLE INVESTMENT?; INVESTMENT RISKS
-------------------------------------------------------------------------------

  By itself, the Portfolio does not constitute a balanced investment plan. The Portfolio emphasizes both federal and Tennessee personal tax-free income. Bond funds such as the Portfolio are generally subject to two risk factors: (1) credit risk and (2) interest rate risk. The Portfolio will seek to manage credit risk by investing only in securities as described previously in "What is the Investment Objective of the Portfolio?" In the event a security's credit rating is downgraded, its value can be expected to decrease. Martin may elect to continue to hold such securities. The Portfolio will seek to manage interest rate risk by limiting its average maturity to 15 years or less. An increase in interest rates will generally reduce the value of portfolio investments and a decline in interest rates will generally increase the value of portfolio investments. Shorter-term obligations (such as instruments with maturities of one year or less) generally offer greater stability and are less sensitive to interest rate changes. Longer-term bonds of the type in which the Portfolio will invest offer less stability and are more sensitive to interest rate changes, but generally offer higher yields. The Portfolio's share price, yield and total return will fluctuate, and an investment may be worth more or less than the original cost when shares are redeemed.

  In general, the secondary market for Tennessee obligations is less liquid than that for taxable debt obligations or for large issues of municipal obligations that trade in a national market. There is, however, an established resale market for Tennessee obligations in which the Portfolio may invest. These considerations may have the effect of restricting the availability of such obligations for the Portfolio to purchase, may affect the choice of securities sold to meet redemption requests and may have the effect of limiting the ability of the Portfolio to sell or dispose of such securities. Also, valuation of such obligations may be more difficult.

  YEAR 2000 RISKS. The Portfolio, as with other financial and business organizations in the United States and around the world, could be adversely affected if computer systems used by the Portfolio's service providers, including its investment advisers, fail to correctly interpret and process date information concerning dates occurring on and after January 1, 2000. The Portfolio's service providers, including its investment advisers, have taken and continue to take steps to address this issue. However, there is no assurance that these steps will be sufficient to avoid an adverse impact on the Portfolio as a result of this issue.

SPECIAL FACTORS CONCERNING THE STATE OF TENNESSEE

  Because the Portfolio will ordinarily invest 65% or more of its total assets in Tennessee obligations, it is more susceptible to factors affecting Tennessee issuers than is a comparable fund not concentrated in the obligations located in a single state.

  Tennessee contains four geographically separated cities and a number of small towns spread throughout the state. The demography of the State is such that its economic strength is concentrated in Nashville, Memphis, Knoxville, and Chattanooga. The different geographic influences of these cities, strongly affect the economic growth and diversity of surrounding counties. The state also contains a number of emerging economic centers such as Johnson City/Bristol/Kingsport (Tri-Cities), Jackson, and Cookeville. Most of the remaining counties have more isolated and rural economies. Although rural, most of these economies often include some diversified, small scale manufacturing concerns which are often the cornerstone of local employment and personal income.

  Tennessee's industrialized economy is dominated by diverse manufacturing, which includes automotive, fabricated metals, non-electrical machinery, electronic equipment, chemicals and textiles. The State's industrial expansion has left Tennessee vulnerable to national economic cycles and foreign competition. Consequently, Tennessee has focused on developing growth in the services sector. The State unemployment rate for 1997 averaged 5.4% which was higher than the national average of 4.95% in 1997. In 1996, however, the State unemployment rate of 5.2% was lower than the 1996 national average of 5.4%. Per capita income has steadily increased and in 1997 was 90% of the national average, up from 85% in 1990 and 83% in 1985.

  TennCare, the State-provided healthcare plan, replaced Medicaid and insures all qualified uninsured individuals in the State. This has caused a strain in the past on the State's finances; however, the costs associated with the program have stabilized in fiscal 1997.

  Tennessee has revamped its education aid program, the Basic Education Program. In 1993, it increased the State sales tax rate from 5.5% to 6%, with the additional half percent dedicated to education. Funding under the Basic Education Program was completed in fiscal year 1997-1998.

  Tennessee's financial operations are considerably different than most other states because there is no state payroll income tax. This factor, together with the State's reliance on the sales tax for approximately 60% of general fund receipts, exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could affect the State's ability to pay principal and interest in a timely manner. The second largest revenue generator is the gasoline tax. The General Fund balance, which was drawn down to $7.3 million in 1991, has since grown to $345 million in 1997. The State economy remains moderately strong. Estimated growth in the current year is expected to be sufficient to meet increased expenditures. Although the State continues to experience balanced financial operations, there can be no assurance that Tennessee's relatively favorable economic performance will continue.

  As of the date of this Prospectus, general obligations of the State of Tennessee are currently rated "AAA," "Aaa" and "AAA" by S&P, Moody's and Fitch Investors Service, respectively. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions. There are no material state tax considerations for shareholders of this Portfolio other than those set forth under the section "What Is The Effect Of Federal Income Tax On This Investment?"

  Further information about the types of securities in which the Portfolio may invest and their related risks, as well as the investment policies of the Portfolio in general are set forth in the section "Investment Instruments, Transactions, Strategies And Risks" and in the Statement of Additional Information.

--------------------------------------------------------------------------------
         WHAT ARE THE PORTFOLIO'S INVESTMENT POLICIES AND LIMITATIONS?
--------------------------------------------------------------------------------

  INVESTMENT LIMITATIONS. The Portfolio has adopted the following investment limitations:

       (1) The Portfolio will not invest 25% or more of its total assets in a particular industry, other than U.S. government obligations.

       (2) (a) The Portfolio may borrow money solely for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets. (b) The Portfolio may borrow money from banks or by engaging in reverse repurchase agreements. (c) The Portfolio will not purchase securities when borrowings exceed 5% of its total assets. If the Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.

  Unless otherwise noted, the Portfolio's policies and limitations are not fundamental and may be changed by the Trustees without shareholder approval.
The fundamental policies of the Portfolio that require shareholder approval prior to any changes are: the Portfolio's investment objective, the Portfolio's policy that, under normal conditions, at least 80% of its income will be exempt from federal income tax, and limitations (1) and (2)(a) above. With the exception of the Portfolio's policies and limitations regarding borrowing and investments in illiquid securities, these limitations and the Portfolio's policies are considered at the time of purchase of securities; the sale of securities is not required in the event of a subsequent change in circumstances.

  Tennessee Tax-Free Portfolio is classified under the Investment Company Act of 1940, as amended (1940 Act) as a "non-diversified" investment company, which allows it to invest more than 5% of its assets in the securities of any issuer, subject to satisfaction of certain tax requirements. Due to the relatively small number of issuers of Tennessee obligations, the Portfolio is likely to invest a greater percentage of its assets in the securities of a single issuer than is an investment company which invests in a broad range of municipal obligations on a national scale. The Portfolio is, therefore, more susceptible than a diversified portfolio to any single adverse economic or political occurrence or development affecting Tennessee issuers. The Portfolio will also be subject to an incremental risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities declines. It is also possible that there will not be sufficient availability of suitable Tennessee tax-exempt obligations for the Portfolio to achieve its objective of providing income exempt from Tennessee personal income taxes.

  The Portfolio may also invest 25% or more of its total assets in municipal securities whose revenue sources are from similar types of projects, e.g., education, electric utilities, health care, housing, transportation, or water, sewer, and gas utilities. There may be economic, business or political developments or changes that affect all securities of a similar type.

  Martin defines the issuer of a security depending on its terms and conditions. In identifying the issuer, Martin will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

  It is the current position of the SEC staff that the Portfolio may not derive more than 20% of its income from municipal obligations that pay interest that is a preference item for purposes of the federal alternative minimum tax (AMT).

  To the extent that the Portfolio invests in private activity obligations, individuals who are subject to the AMT will be required to report a portion of the Portfolio's dividends as a "tax preference item" in determining their federal tax. Income distributions that are a tax preference item for purposes of the federal AMT are considered to be exempt from federal income tax for purposes of the Portfolio's fundamental policy that at least 80% of its income will be federally tax-exempt.

  The investment policies and limitations set forth above are supplemented by the investment policies and limitations in the Statement of Additional Information. No assurance can be made that the Portfolio will achieve its objective, but it will follow the investment style described in this Prospectus.

  From time to time, the Portfolio to the extent consistent with its investment objective, policies and restrictions, may invest in securities of cities, counties or municipalities with which First Tennessee or its affiliates have lending relationships and may engage in agency brokerage transactions with First Tennessee. Subject to the terms of the SEC exemptive order received by the Portfolio on July 15, 1996, the Portfolio may invest in securities underwritten by First Tennessee and may engage in brokerage transactions with First Tennessee acting as principal.

--------------------------------------------------------------------------------
              HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE?
--------------------------------------------------------------------------------

CLASS I
-------

WHO MAY INVEST?

  Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar Institutional Accounts. Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions, and other Institutional Investors serving in a trust, advisory, agency, custodial or similar capacity who meet the investment threshold for this Class of shares.

HOW IS AN INSTITUTIONAL ACCOUNT ESTABLISHED?

  An initial investment must be preceded by or made in conjunction with the establishment of an Institutional Account with an Institutional Investor. Establishment of an Institutional Account may require that documents and applications be completed and signed before the investment can be implemented. The Institutional Investor may require that certain documents be provided prior to making a redemption from the Portfolio. Institutional Investors may charge fees in addition to those described herein. Fee schedules for Institutional Accounts are available upon request from the Institutional Investor and are detailed in the agreements by which each client opens an account with an Institutional Investor.

HOW ARE INVESTMENTS MADE?

  Each Institutional Investor will transmit orders to the Transfer Agent, Chase Global Funds Services Company (the Transfer Agent). If an order is received by the Transfer Agent prior to 4:00 p.m. Eastern Time on any Business Day (as defined in the section "How Are Investments, Exchanges And Redemptions Made - Class I, II and III - How Are Portfolio Shares Valued?") and the funds are received by the Transfer Agent that day, the investment will earn dividends declared, if any, on the day of purchase. Institutional Investors will wire funds through the Federal Reserve System. Purchases will be processed at the net asset value per share (NAV) calculated after an order is received and accepted by the Transfer Agent. The Portfolio requires advance notification of all wire purchases. To secure same day acceptance of federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability), an Institutional Investor must call the Transfer Agent at 1-800-442-1941, (option 2) prior to 4:00 p.m. Eastern Time on any Business Day to advise it of the wire. The Trust may discontinue offering its shares in any Class of a Portfolio without notice to shareholders.

  MINIMUM INVESTMENT AND ACCOUNT BALANCE. The minimum initial investment for each Institutional Investor is $750,000. Institutional Investors may satisfy the minimum investment by aggregating their Institutional Accounts within the Portfolio. Subsequent investments may be in any amount. If an Institutional Investor's Class I account falls below $375,000 due to redemption, the Portfolio may close the account. An Institutional Investor may be notified if the minimum balance is not being maintained and will be allowed 30 days to make additional investments before its account is closed. Shares will be redeemed at the NAV on the day the account is closed, and proceeds will be sent to the address of record.

  Should an Institutional Investor or a beneficial owner of Class I shares cease to be eligible to participate in this Class, Class I shares held in an Institutional Account may be converted to shares of another Class. Any such conversion will be effected on the basis of the relative NAVs of the two classes without the imposition of any sales load, fee or other charge. Institutional Investors or beneficial owners will receive at least 30 days prior notice of any proposed conversion.

HOW ARE REDEMPTIONS MADE?

  Institutional Investors may redeem all or a portion of their account shares on any Business Day. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request and will accrue dividends through the day of redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

  Institutional Investors may make redemptions by wire provided they have established a wire account with the Transfer Agent. Please call 1-800-442-1941 (option 2) to advise the Transfer Agent of the wire. If telephone instructions are received before 4:00 p.m. Eastern time on any Business Day, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. An Institutional Investor may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, 73 Tremont Street, Boston, Massachusetts, 02108. Shares redeemed will earn dividends declared, if any, through the date of redemption.

  Pursuant to the the 1940 Act, if making immediate payment of redemption proceeds could adversely affect the Portfolio, payments may be made up to seven days later. Also, when the New York Stock Exchange (NYSE) is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent Portfolio securities are traded in other markets on days when either the NYSE or the Federal Reserve Bank of New York (New York Federal Reserve) is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

  If transactions by telephone cannot be executed (for example, during times of unusual market activity), orders may be placed by mail to the Transfer Agent. In case of suspension of the right of redemption, an Institutional Investor may either withdraw its request for redemption, or it will receive payment based on the NAV next determined after the termination of the suspension.

ADDITIONAL INFORMATION

  The Portfolio also reserves the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Martin's opinion, they are of a size that would disrupt management of the Portfolio.

  In order to allow Martin to manage the Portfolio most effectively, Institutional Investors are strongly urged to initiate all trades (investments, exchanges and redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of trades in excess of $1 million. In making these trade requests, the name of the Institutional Investor and the account number(s) must be supplied.

  Transactions may be initiated by telephone. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized telephone transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. The Portfolio or its agents may also record calls and an Institutional Investor should verify the accuracy of confirmation statements immediately after receipt. If an Institutional Investor does not want to be able to initiate redemptions and exchanges by telephone, please call the Transfer Agent for instructions.

CLASS II AND III
----------------

WHO MAY INVEST?

  Class II and III shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense and sales load structures to choose between. See "Summary Of Portfolio Expenses."

INVESTMENT REQUIREMENTS

  The minimum initial investment in Class II or III shares is $1,000. Subsequent investments may be in any amount greater than $100. If you participate in the Systematic Investing Program (see "Systematic Investing Program" below) or the "A Plus Card Program" (a consumer discount card program provided by "A" Plus Strategic Alliances, Inc., a subsidiary of First Tennessee), the minimum initial investment is $250, and subsequent investments may be in any amount of $25 or greater. If you are an employee of First Tennessee or any of its affiliates and you participate in the Systematic Investing Program, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater. If your balance in the Portfolio falls below the applicable minimum investment requirement due to redemption, you may be given 30 days' notice to reestablish the minimum balance. If you do not reestablish the minimum balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed on the day the account is closed.

  All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $100, and the minimum investment requirement still applies (excluding the specific circumstances, stated above, which reduce the minimum investment requirement). The Portfolio reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled, and you could be liable for any losses or fees incurred.

  You may initiate any transaction either directly or through your Investment Professional. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. Your Investment Professional may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want to be able to redeem and exchange by telephone, please check the box on your application (if you invest directly) or, if you invest through an Investment Professional, please call your Investment Professional for instructions.

HOW DO I SET UP AN ACCOUNT?

  You may set up an account directly in the Portfolio or you may invest in the Portfolio through your Investment Professional (see "How Do I Invest Through My Investment Professional" below). Shares will be purchased based on the NAV next calculated after the Transfer Agent has received the request in proper form. If you are investing through an Investment Professional, transactions that your Investment Professional initiates should be transmitted to the Transfer Agent before 4:00 p.m. Eastern Time in order for you to receive that day's share price. The Transfer Agent must receive payment within three business days after an order is placed. Otherwise, the purchase order may be canceled and you could be held liable for the resulting fees and/or losses. An investment will begin accruing dividends on the day following purchase.

HOW DO I INVEST DIRECTLY?

  When opening a new account directly, you must complete and sign an account application and send it to First Funds, 73 Tremont Street, Boston, MA 02108. Telephone representatives are available at 1-800-442-1941, (option 2) between the hours of 8:00 a.m. to 4:00 p.m. Central Time (9:00 a.m. to 5:00 p.m. Eastern
Time), Monday through Friday.

  Investments may be made in several ways:

  BY MAIL: Make your check payable to First Funds: Tennessee Tax-Free, and mail it, along with the application, to the address indicated on the application. Your account will be credited on the business day that the Transfer Agent receives your application in good order.

  BY BANK TRANSFER: Bank transfer allows you to move money between your bank account and your First Funds account. This automatic service allows you to transfer money from your bank account via the Automated Clearing House (ACH) network to your Portfolio account. First, a Portfolio account must be established, and an application sent to the Transfer Agent. Next, a deposit account must be opened at a bank providing bank transfer services and you must arrange for this service to be provided. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

  BY WIRE: Call 1-800-442-1941, (option 2) to set up your Portfolio account to accommodate wire transactions. To initiate your wire transaction, call your depository institution. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

              Chase Manhattan Bank, N.A.
              ABA #021000021
              First Funds
              Credit DDA #910-2-733335
              (Account Registration)
              (Account Number)
              (Wire Control Number) *See Below*

  Prior to sending wires, please be sure to call 1-800-442-1941, (option 2) to receive a Wire Control Number to be included in the body of the wire (see above).

  Your bank may charge you a fee for this service.

HOW DO I REDEEM SHARES WHEN INVESTING DIRECTLY?

  You may redeem all or a portion of your shares on any day that the Portfolio is open for business. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request and will earn dividends declared, if any, through the day prior to redemption. If a Portfolio account is closed, any accrued dividends will be paid at the beginning of the following month.

  You may redeem shares in several ways:

  BY MAIL: Write a "letter of instruction" with your name, the Portfolio's name, your Portfolio account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application, along with a signature guarantee as described below.

  A signature guarantee is designed to protect you, the Portfolio, and its agents from fraud. Your written request requires a signature guarantee if you wish to redeem more than $1,000 worth of shares; if your Portfolio account registration has changed within the last 30 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another First Funds account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

  BY BANK TRANSFER: When establishing your account in the Portfolio, you must have indicated this account privilege in order to authorize the redemption of monies with the proceeds transferred to your bank account. To authorize a redemption, simply contact the Transfer Agent at 1-800-442-1941, (option 2) and your redemption will be processed at the NAV next calculated. Please allow two or three days after the authorization for monies to reach your bank account.

  By Wire: You may make redemptions by wire provided you have established a Portfolio account to accommodate wire transactions. If telephone instructions are received before 4:00 p.m. Eastern Time, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to First Funds at 73 Tremont Street, Boston, Massachusetts, 02108.

  ADDITIONAL REDEMPTION REQUIREMENTS: The Portfolio may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent that Portfolio securities are traded in other markets on days when either the NYSE or the New York Federal Reserve is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

  If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or you will receive payment based on the NAV next determined after the termination of the suspension.

HOW DO I INVEST THROUGH MY INVESTMENT PROFESSIONAL?

  If you are investing through your Investment Professional, you may be required to set up a brokerage or agency account. Please call your Investment Professional for information on establishing an account. If you are purchasing shares of the Portfolio through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. Certain features of such programs may impose additional requirements and charges for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section, and is responsible for initiating all initial purchase transactions. Please contact your Investment Professional for information on these services.

SYSTEMATIC INVESTING PROGRAM

  The Systematic Investing Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $25 per transaction) from your bank account to your First Funds account on a periodic basis. When you participate in this program, the minimum initial investment in each Portfolio is $250. If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment in the Portfolio is $50. You may change the amount of your automatic investment, skip an investment, or stop the Systematic Investing Program by calling the Transfer Agent at 1-800-442-1941, (option 2) or your Investment Professional at least three Business Days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN

  You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Please contact ALPS at 1-800-442-1941 (option 1) or your Investment Professional for more information.

CLASS II
--------

PUBLIC OFFERING PRICE

  The public offering price for Class II shares is the sum of the NAV plus a sales load. As indicated below, a portion of this load may be reallowed to Investment Professionals which have entered into an agreement with ALPS, the Portfolio's Distributor (Service Organizations). You may calculate your sales load as follows:


                                                                   REALLOWANCE TO
                          TOTAL SALES LOAD FOR CLASS II SHARES  SERVICE ORGANIZATIONS
                          ------------------------------------  ----------------------
                          AS A % OF OFFERING     AS A %          AS A % OF  OFFERING
  AMOUNT OF TRANSACTION   PRICE PER SHARE        AS A % OF NAV   PRICE PER SHARE
  Less than $100,000      3.75                   3.90            3.25
  $100,000 to $249,999    3.00                   3.09            2.65
  $250,000 to $499,999    2.25                   2.30            2.00
  $500,000 to $999,999    1.50                   1.52            1.25
  $1,000,000 and over     0.50                   0.50            0.40

  The reallowance to Service Organizations may be changed from time to time. ALPS, at its expense, may provide additional non-cash promotional incentives to eligible representatives of Service Organizations in the form of attendance at a sales seminar at a resort. These incentives may be limited to certain eligible representatives of Service Organizations who have sold significant numbers of shares of any of the Portfolios of the Trust.

  You may purchase Class II shares without a sales load if the purchase will be
(a) through an IRA, 401 Plan, 403 Plan or directed agency account if the trustee, custodian, or agent thereof is a direct or indirect subsidiary or franchisee bank of First Tennessee or its affiliates; (b) by registered representatives, directors, advisory directors, officers and employees (and their immediate families) of First Tennessee or its affiliates; (c) by a current or former Trustee, officer or employee of First Funds; the spouse of a First Funds Trustee, officer or employee; a First Funds Trustee acting as a custodian for a minor child or grandchild of a First Funds Trustee, officer or employee; or the child or grandchild of a current or former Trustee, officer or employee of First Funds who has reached the age of majority; (d) by a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code); (e) for use in a financial institution or investment adviser managed account for which a management or investment advisory fee is charged; (f) with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge within the past 60 days upon presentation of purchase verification information; or (g) through certain promotions where the load is waived for investors.

  In addition, you will not pay a sales load on the reinvestment of dividends or distributions in the Portfolio or any other First Funds Portfolio, or in connection with certain share exchanges as described under "How Are Investments, Exchanges And Redemptions Made? - Class I, II, and III - How are Exchanges Made?" Further, you generally will not pay a sales load on Class II shares of the Portfolio which you buy using proceeds from the redemption of a First Funds Portfolio which does not charge a front-end load, if you obtained such shares through an exchange for Class II shares which you purchased with a sales load.
A sales load will apply to your purchase of Class II shares in the foregoing situation only to the extent that the Portfolio's sales load exceeds the sales load you paid in the prior purchase of the Class II shares.

  In addition, if you purchase Class II shares within 60 days after redeeming shares of the Portfolio, you will receive credit towards the sales load payable on the purchase to the extent of the sales load you paid on the shares you redeemed. This reinstatement privilege may be exercised only with respect to redemptions and purchases in the same First Funds Portfolio. The reinstatement privilege can be exercised only one time with respect to any particular redemption.

QUANTITY DISCOUNTS

  You may be entitled to reduced sales charges through the Right of Accumulation or a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.

  To qualify for a reduction of or exception to the sales load, you or your Investment Professional must notify the Transfer Agent, at the time of purchase or exchange. The reduction in sales load is subject to confirmation of your holdings through a check of records. The Trust may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your Service Organization or ALPS at 1-800-442-1941 (option 1).

  RIGHT OF ACCUMULATION. The sales charge schedule under the heading "How Are Investments, Exchanges And Redemptions Made? - Public Offering Price" shows that the sales load you will pay on Class II shares is reduced as your aggregate investment increases. The Right of Accumulation allows you to combine certain First Funds investments to determine your aggregate investment and the applicable reduced sales load. You may combine the amount of your investment in the Portfolio's Class II shares with the value of your investment in Class II of any other First Funds Portfolio you own and on which you paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also include as part of your aggregate investment any holdings through the IRA or in the plan even if a load was not paid. If, for example, you beneficially own Class II shares of a First Funds Portfolio with an aggregate current value of $99,000 and you subsequently purchase shares of the Portfolio having a current value of $1,000, the load applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, each subsequent purchase of First Funds Class II shares may be added to your aggregate investment at the time of purchase to determine the applicable sales loads.

  LETTER OF INTENT. A Letter of Intent allows you to purchase Class II shares over a 13-month period at a reduced sales charge. The sales charge is based on the total amount you intend to purchase plus the total net asset value of Class II shares which you already own on which you have paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also credit towards completion of your Letter of Intent any Class II shares held through the IRA or in the plan, even if a load was not paid. Each investment you make during the period may be made at the reduced sales charge that would apply to the total amount you intend to invest. The reduced sales load applies only to new purchases. If you do not invest the total amount within the period, you may pay the difference between the higher sales charge rate that would have been applied to the purchases you made and the reduced sales charge rate you have paid. Shares of the Portfolio equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, the Transfer Agent will redeem a sufficient amount of your escrowed shares to pay the additional sales charge. After the terms of your Letter of Intent are fulfilled, the Transfer Agent will release your escrowed shares.

  If your purchases qualify for a further sales load reduction in addition to that indicated in the Letter of Intent, the sales load will be adjusted to reflect your total purchases. Signing a Letter of Intent does not bind you to purchase the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. To apply, sign the Letter of Intent form at the time you purchase Class II shares. You will be entitled to the applicable sales load that is in effect at the date you submit the Letter of Intent until you complete your intended purchase.

  QUALIFICATION OF DISCOUNTS. As shown in the schedule of Class II sales charges, larger purchases may result in lower sales charges to you. For purposes of determining the amount of purchases using the Right of Accumulation and Letter of Intent privileges, you may combine your purchase with:

          - purchases by your spouse or his, her or your joint account or for the account of any minor children, and

          - the aggregate investment of any trustee or other Institutional Investor for you and/or your spouse or your minor children.

  A trustee or custodian of any qualified pension or profit sharing plan may combine its aggregate purchases.

  OTHER. Class II shares also incur Shareholder Servicing Fees. See discussion under "What Advisory And Other Fees Does The Portfolio Pay? - Distribution Plan and Shareholder Servicing Plans."

CLASS III
---------

  Class III shares are bought without a front-end load; that is, the offering price for such shares will be their NAV. Class III shares incur Distribution Fees and Shareholder Servicing Fees. See discussion under "What Advisory And Other Fees Does The Portfolio Pay? - Distribution Plan and Shareholder Servicing Plans."

  DEFERRED SALES CHARGES. A contingent deferred sales charge (CDSC) of 1.00% is imposed on redemptions of Class III shares within the first year after purchase, based on the lower of the shares' cost and the current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In addition, any shares purchased in accounts established prior to November 2, 1998 are not subject to the CDSC.

CLASS I, II AND III
-------------------

HOW ARE PORTFOLIO SHARES VALUED?

  The term "net asset value per share," or NAV, means the worth of one share. The NAV of each Class is calculated by adding that Class' pro rata share of the value of all securities and other assets attributable to the Portfolio, deducting that Class' pro rata share of Portfolio liabilities, further deducting Class specific liabilities, and dividing the result by the number of shares outstanding in that Class.

  The Portfolio is open for business each day that both the NYSE and the New York Federal Reserve are open (a Business Day). The NAV is calculated at the close of the Portfolio's Business Day, which coincides with the close of regular trading of the NYSE (normally 4:00 p.m. Eastern Time).

  The Portfolio's securities and other assets are valued primarily on the basis of market quotations furnished by pricing services, or, if quotations are not available, by a method that the Trustees believe accurately reflects fair value.

  DISTRIBUTION OPTIONS: The Portfolio earns interest from its bond, money market, and other fixed-income investments. These are passed along as dividend distributions. The Portfolio may realize capital gains if it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions. Income dividends for the Tennessee Tax-Free Portfolio are declared daily and paid monthly.

  When you fill out your account application, you can specify how you want to receive your distributions. Currently, there are three available options:

  1. REINVESTMENT OPTION. Your dividend distributions and capital gain distributions, if any, will be automatically reinvested in additional shares of the Portfolio. Reinvestment of distributions will be made at that day's NAV. If you do not indicate a choice on your application, you will be assigned this option.

  2. CASH OPTION. You will be sent a check for each dividend and capital gain distribution, if any. Distribution checks will be mailed no later than seven days after the last day of the month.

  3. INCOME-EARNED OPTION. Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for any dividend distribution.

HOW ARE EXCHANGES MADE?

  An exchange is the redemption of shares of one Portfolio and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other Portfolios registered in an investor's state. Except as noted below, the Portfolio's shares may be exchanged for the same Class shares of other First Funds Portfolios. The redemption and purchase will be made at the next determined NAV after the exchange request is received and accepted by the Transfer Agent. You may execute exchange transactions by calling the Transfer Agent at 1-800-442-1941 (option 2) prior to 4:00 p.m. Eastern Time on any Business Day.

  Class II shares of the First Funds Money Market Portfolios are not currently available for investment. Investors in Class II shares wishing to exchange into one of the Money Market Portfolios will receive Class III shares.

  When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. In order to open a new account through exchange, the minimum initial investment requirements must be met.

  Each exchange may produce a gain or loss for tax purposes. In order to protect the Portfolio's performance and its shareholders, Martin discourages frequent exchange activity by investors in response to short-term market fluctuations. The Portfolio reserves the right to refuse any specific purchase order, including certain purchases by exchange if, in Martin's opinion, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if the Portfolio receives or anticipates individual or simultaneous orders affecting significant portions of the Portfolio's assets. Although the Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Portfolio reserves the right to modify or withdraw the exchange privilege upon 60 days notice and to suspend the offering of shares in any Class without notice to shareholders. You or your Institutional Investor, if you are invested in Class I, will receive written confirmation of each exchange transaction.

  Exchanges are generally not permitted from Class I to another Class. Should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I, Class I shares held in an Institutional Account may be converted for shares of another Class.

STATEMENTS AND REPORTS

  You or, if Class I, the Institutional Investor, will receive a monthly statement and a confirmation after every transaction that affects the share balance or the account registration. A statement with tax information will be mailed by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you or, if Class I, the Institutional Investor, will receive the Portfolio's financial statements. To reduce expenses, only one copy of the Portfolio's reports (such as the Prospectus and Annual Report) will be mailed to each investor or, if Class I, each Institutional Investor. Please write to ALPS to request additional copies.


--------------------------------------------------------------------------------
                         HOW IS PERFORMANCE CALCULATED?
--------------------------------------------------------------------------------

  From time to time the Portfolio may quote the yield of Class I, II or III shares in advertisements or in reports or other communications with shareholders. The YIELD is a way of showing the rate of income that the Portfolio earns on its investments as the percentage of its share price. To calculate yield, the Portfolio takes the net investment income it earned from its Portfolio securities for a 30-day period, divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on share price at the end of the 30-day period. Yields do not reflect gains or losses from portfolio transactions. Yields are calculated according to accounting methods that are standardized for all mutual funds. Because yield accounting methods differ from the methods used for other accounting purposes, the Portfolio's yield may not equal its distribution rate, the income paid to an account, or the income reported in financial statements.

  The Portfolio also may quote the TAX EQUIVALENT YIELD, which shows the taxable yield an investor would have to earn, before taxes, to equal the tax-free yield. A tax equivalent yield is calculated by dividing the tax-exempt current yield by the result of one minus a combined federal and Tennessee tax rate.

  TOTAL RETURN for Class I, II or III of the Portfolio is based on the overall dollar or percentage change in value of a hypothetical investment, assuming dividends are reinvested. A CUMULATIVE TOTAL RETURN reflects performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in performance, you should recognize that they are not the same as actual year-by-year results. The yield and total returns of the three Classes of the Portfolio are calculated separately due to separate expense structures as indicated in the "Summary Of Portfolio Expenses"; the yields and total returns of Class II and Class III will be lower than that of Class I.

  For additional performance information, contact your Investment Professional or ALPS for a free Annual Report and Statement of Additional Information for the Portfolio.


--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

  Municipal obligations and other fixed income securities are generally traded in the over-the-counter market through broker-dealers. Broker-dealers are utilized to conduct securities transactions for the Portfolio and are chosen based upon professional ability and quality of service. In addition, the Portfolio's investment advisers may consider a broker-dealer's sales of shares of the Portfolio or recommendations to its customers that they purchase shares of the Portfolio as a factor in the selection of broker-dealers to execute transactions for the Portfolio. In placing business with such broker-dealers, the advisers will seek the best execution of each transaction.

  Higher commissions may be paid to firms that provide research services to the extent permitted by law. The frequency of Portfolio transactions - the portfolio turnover rate - will vary from year to year depending on market conditions. The Portfolio's portfolio turnover rate for the fiscal year ended June 30, 1998 was 15%.

-------------------------------------------------------------------------------
              WHAT IS THE EFFECT OF INCOME TAX ON THIS INVESTMENT?
-------------------------------------------------------------------------------

  The Portfolio intends to distribute substantially all of its net investment income, and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Portfolio are declared daily and paid monthly.

  FEDERAL TAXES. Distributions of gains from the sale of assets held by the Portfolio for more than one year generally are taxable to shareholders at the applicable mid-term or long-term capital gains rate, regardless of how long they have owned their Portfolio shares. Distributions from other sources generally are taxed as ordinary income. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Portfolio will send each investor or, if Class I, each Institutional Investor, an IRS Form 1099-DIV by January 31.

  Federally tax-free interest earned by the Portfolio is federally tax-free when distributed as income dividends. If the Portfolio earns federally taxable income from any of its investments, it will be distributed as a taxable dividend. Gains from the sale of tax-free bonds held by the Portfolio for more than one year results in a taxable capital gain distribution. Short-term capital gains and a portion of the gain on bonds purchased at a discount are taxed as dividends.

  STATE TAXES. In the opinion of Fund counsel, Baker, Donelson, Bearman & Caldwell, Memphis, Tennessee, distributions received from the Portfolio will not be subject to Tennessee personal income taxes to the extent such distributions are attributable to interest on bonds or securities of the U.S. government or any of its agencies or instrumentalities, or on bonds or securities issued by the State of Tennessee or any county, municipality or political subdivision of Tennessee, including any agency, board, authority or commission thereof, without regard to maturity.

  REDEMPTIONS AND EXCHANGES. A capital gain or loss may be realized when shares of the Portfolio are redeemed or exchanged. For most types of accounts, the Portfolio will report the proceeds of redemptions to each shareholder or, if Class I, each Institutional Investor and the IRS annually. However, the tax treatment also depends on the purchase price and the shareholder's personal tax position .

  "BUYING A DIVIDEND." On the record date for a distribution of income of capital gains, the Portfolio's share price is reduced by the amount of the distribution. If shares are bought just before the record date ("buying a dividend"), the full price for the shares will be paid, and a portion of the price may be received back as a taxable distribution. Consult your tax advisor for more information.

  OTHER TAX INFORMATION. The information above is only a summary of some of the federal and Tennessee tax consequences generally affecting the Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. You should consult your tax adviser for details and up-to-date information on the tax laws in your state to determine whether the Portfolio is suitable given a your particular tax situation.

  When you sign an account application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require the Portfolio to withhold 31% of distributions from your account.

--------------------------------------------------------------------------------
              WHAT ADVISORY AND OTHER FEES DOES THE PORTFOLIO PAY?
--------------------------------------------------------------------------------

  INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS. For managing its investment and business affairs, the Tennessee Tax-Free Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of
 .50% of its average net assets. First Tennessee has voluntarily agreed to waive its entire fee. This voluntary waiver can be discontinued at any time.

  Under the Investment Advisory and Management Agreement (Agreement), First Tennessee may, with the prior approval of the Trustees and the shareholders of the Portfolio, engage one or more sub-advisers which may have full investment discretion to make all determinations with respect to the investment and reinvestment of all or any portion of the Portfolio's assets, subject to the terms and conditions of the Agreement and the written agreement with any such sub-adviser. In the event one or more sub-advisers is appointed by First Tennessee, First Tennessee shall monitor and evaluate the performance of such sub-advisers, allocate Portfolio assets to be managed by such sub-advisers, recommend any changes in or additional sub-advisers when appropriate and compensate each sub-adviser out of the investment advisory fee received by First Tennessee from the Portfolio.

  First Tennessee has experience as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $16 billion in assets under administration (including nondiscretionary accounts) and $4 billion in assets under management as of June 30, 1998, as well as experience in supervising sub-advisers.

  Martin serves as Sub-Adviser subject to the supervision of First Tennessee and pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. In January 1998, Martin became an investment advisory subsidiary of First Tennessee National Corporation, which also owns First Tennessee. Martin and its predecessors have been in the investment advisory business for over 8 years and have considerable experience in securities selection, including expertise in the selection of fixed-income securities. Martin has not previously advised or sub-advised a registered investment company such as First Funds, although Martin is subject to the supervision of First Tennessee, which has a history of investment management since 1929 and has served as the investment adviser to First Funds since its inception in 1992. Martin has a total of $1.6 billion in assets under management as of June 30, 1998.

  First Tennessee is obligated to pay Martin a monthly sub-advisory fee at the annual rate of 0.30% of the Portfolio's average net assets. The Portfolio is not responsible for paying any portion of Martin's sub-advisory fee. Martin has agreed to voluntarily waive its sub-advisory fee, although this waiver could be discontinued in whole or in part at any time. Martin's principal office is located at Two Centre Square, Suite 200, 625 South Gay Street, Knoxville, TN 37902.

  ADMINISTRATOR AND DISTRIBUTOR. ALPS, 370 17th Street, Suite 3100, Denver, Colorado 80202, serves as the Administrator and Distributor for the Portfolio. As Administrator, ALPS assists in the Portfolio's administration and operation, including but not limited to, providing office space and various legal and operational services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to and receives from the Portfolio a monthly fee at the annual rate of .15% of average net assets. ALPS has agreed to voluntarily waive one half of the .50% 12b-1 fee applicable to Class III of the Portfolio or .25% of that Class' average net assets. ALPS reserves the right to modify or terminate this waiver of 12b-1 expense at any time.

  First Tennessee serves as the Co-Administrator for the Portfolio. As the Co-Administrator, First Tennessee assists in the Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to and receives from the Portfolio a monthly fee at the annual rate of
 .05% of average net assets.

  As the Distributor, ALPS sells shares of the Portfolio as agent on behalf of the Trust at no additional cost to the Trust. First Tennessee and its affiliates do not participate in and are not responsible for selling as an agent on behalf of the Trust, underwriting or distributing Trust shares. Consistent with applicable law, affiliates of First Tennessee may receive commissions or asset-based fees.

  TRANSFER AGENT AND CUSTODIAN. Chase Global Funds Services Company, a division of Chase Manhattan Bank, N.A. (the Transfer Agent), provides transfer agent and related services for the Portfolio. Chase Manhattan Bank, N. A. is Custodian of the Portfolio's assets.

  PRICING AND ACCOUNTING. Chase Global Funds Services Company also serves as the Fund Accountant and thereby calculates the NAV and dividends of each class and maintains the portfolio and general accounting records.

  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLANS. The Trustees have adopted a Distribution Plan on behalf of Class III of the Portfolio pursuant to Rule 12b-1 (the Rule) under the 1940 Act, as amended. The NASD subjects asset-based sales charges to its maximum sales charge rule. Fees paid pursuant to the Portfolio's Distribution Plan will be limited by the restrictions imposed by the NASD rule. The Distribution Plan provides for payment of a fee to ALPS at the annual rate of up to .75% of the average net assets of Class III; however, the Trustees have limited such fees to .50% of Class III's average net assets. ALPS has agreed to voluntarily waive one half of the 0.50% 12b-1 fee applicable to Class III of the Portfolio or 0.25% of that Class' average net assets. All or a portion of these fees will in turn be paid to Investment Professionals as compensation for selling shares of Class III and for providing ongoing sales support services. The Trustees have also adopted Shareholder Servicing Plans on behalf of Class II and Class III of the Portfolio under which Investment Professionals may be paid at an annual rate of up to .25% of the average net assets of each Class for shareholder services and account maintenance including responding to shareholder inquiries, directing shareholder communications, account balance maintenance and dividend posting. Shareholder Servicing Fees for Class II or Class III have not currently been authorized by the Board of Trustees although such fees may become effective at a future time. The Distribution Fees are expenses of Class III, and the Shareholder Servicing Fees would be expenses of Class II and III in addition to the Management Fee, and Administration and Co-Administration Fees, and would reduce the net income and total return of both Classes.

--------------------------------------------------------------------------------
                        HOW IS THE PORTFOLIO ORGANIZED?
--------------------------------------------------------------------------------

  The Tennessee Tax-Free Portfolio is a non-diversified portfolio of First Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. The Portfolio consists of three separate Classes. The Trustees supervise the Trust's activities and review its contractual arrangements with companies that provide the Trust with services. The Trust is not required to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio or class with respect to issues affecting that Portfolio or Class, or the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving investment advisory agreements. Shareholders receive one vote for each share owned and fractional votes for fractional shares owned. A Portfolio or Class votes separately with respect to issues affecting only that Portfolio or Class. Pursuant to the Declaration of Trust, the Trustees have the authority to issue additional Classes of shares for the Portfolio.

PORTFOLIO MANAGEMENT

  Ralph W. Herbert, Vice President and Fixed Income Portfolio Manager with Martin, is a co-manager for the Tennessee Tax-Free Portfolio. Mr. Herbert has over 19 years of experience in the financial services industry and specializes in fixed-income securities. Mr. Herbert is a 1977 graduate of The University of Tennessee.

  Ted L. Flickinger, Jr., Senior Vice President and Fixed Income Portfolio Manager with Martin, co-manages the Tennessee Tax-Free Portfolio with Mr. Herbert. Mr. Flickinger is a Chartered Financial Analyst and has over 20 years of experience in the investment management industry, at least 8 of which have been with Martin concentrating on fixed-income securities. Mr. Flickinger is a 1977 graduate of the University of Tennessee.


--------------------------------------------------------------------------------
          INVESTMENT INSTRUMENTS, TRANSACTIONS, STRATEGIES AND RISKS.
--------------------------------------------------------------------------------

  The following paragraphs provide a brief description of the securities in which the Portfolio may invest and the transactions it may make. The Portfolio is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with the Portfolio's investment objective and policies.

  DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Portfolio may buy and sell obligations on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in the Portfolio's share price, yield, and return. Ordinarily, the Portfolio will not earn interest on obligations until they are delivered.

  DEMAND FEATURES AND STAND-BY COMMITMENTS. A demand feature is a put that entitles the security holder to repayment of the principal amount of the underlying security at any time or at specified intervals. A standby commitment is a put that entitles the security holder to same-day settlement at amortized cost plus accrued interest.

  ILLIQUID INVESTMENTS. Under guidelines established by the Trustees, Martin determines the liquidity of the Portfolio's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expense, and it may be difficult or impossible for the Portfolio to sell them promptly at an acceptable price. The Portfolio may invest up to 15% of its assets in illiquid investments and private placements.

  RESTRICTED SECURITIES. The Portfolio may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 (restricted securities). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Provided that the security has a demand feature of seven days or less, or a dealer or institutional trading market exists, these restricted securities are not treated as illiquid securities for the purposes of the Portfolio's investment limitations. Investing in restricted securities could have the effect of increasing the level of Portfolio illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

  LETTERS OF CREDIT. Issuers or financial intermediaries who provide demand features or standby commitments often support their ability to buy obligations on demand by obtaining letters of credit (LOCs) or other guarantees from domestic or foreign banks. LOCs also may be used as credit supports for municipal instruments. Martin may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, Martin will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

  MUNICIPAL LEASE OBLIGATIONS are issued by a state and local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of significant loss to the Portfolio. CERTIFICATES OF PARTICIPATION in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease- purchase payments made.

  MUNICIPAL REFUNDING COLLATERALIZED MORTGAGE OBLIGATIONS (MR CMOS) are CMOs originated from revenue bonds issued to fund low interest rate mortgages for first time home buyers with low to moderate incomes. The security is considered a "mortgage related security" for investment purposes; therefore, banks have no investment limitations or restrictions for purchasing the security for their own account. MR CMOs are attractive for investors seeking triple-A credit quality with above average yield.

  CMOS are pass-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and often are retired in sequence. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

  MUNICIPAL SECURITIES include GENERAL OBLIGATION SECURITIES, which are backed by the full taxing power of a municipality, and REVENUE SECURITIES, which are backed by the revenues of a specific tax, project, or facility. INDUSTRIAL REVENUE BONDS are a type of revenue bond backed by the credit and security of a private issuer and may involve greater risk. PRIVATE ACTIVITY MUNICIPAL SECURITIES, which may be subject to the federal alternative minimum tax, include securities issued to finance housing projects, student loans, and privately owned solid waste disposal and water and sewage treatment facilities. TAX AND REVENUE ANTICIPATION NOTES are issued by municipalities in expectation of future tax or other revenues and are payable from those specific taxes or revenues. BOND ANTICIPATION NOTES normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes.

  TAX-EXEMPT COMMERCIAL PAPER are promissory notes issued by municipalities to help finance short-term capital or operating needs.

  RESOURCE RECOVERY BONDS are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

  REFUNDING CONTRACTS. The Portfolio may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Portfolio to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. Although the Portfolio may sell its rights under a refunding contract, these contracts are relatively new and the secondary market for them may be less liquid than the secondary market for other types of municipal securities.

  REPURCHASE AGREEMENTS AND SECURITIES LOANS. In a repurchase agreement, the Portfolio agrees to purchase a security subject to the seller's agreement to repurchase it at a mutually agreed upon date and price. The Portfolio may also make securities loans to broker-dealers and institutional investors. In the event of the bankruptcy of the other party to a repurchase agreement or a securities loan, the Portfolio could experience delays in recovering its cash or the securities it lent. To the extent that, in the meantime, the value of the obligations purchased had decreased, or the value of obligations lent had increased, the Portfolio could experience a loss. In all cases, Martin must find the creditworthiness of the other party to the transaction satisfactory.

  U.S. GOVERNMENT OBLIGATIONS are debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government obligations are backed by the full faith and credit of the United States. For example, obligations issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Obligations issued by the Federal Home Loan Bank are supported only by the credit of the agency. There is no guarantee that the government will support these types of obligations, and ,therefore, they involve more risk than other government obligations.

  U.S. TREASURY OBLIGATIONS are obligations issued by the United States and backed by its full faith and credit.

  VARIABLE AND FLOATING RATE INSTRUMENTS, including certain participation interests in municipal obligations, have interest rate adjustment formulas that help to stabilize their market values. Many variable or floating rate instruments also carry demand features that permit the Portfolio to sell them at par value plus accrued interest on short notice.

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                                 INTENTIONALLY
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                                       22

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                                       23

                    INVESTMENT ADVISER AND CO-ADMINISTRATOR
                    ---------------------------------------

                   First Tennessee Bank National Association
                                  Memphis, TN

                             SUB-INVESTMENT ADVISER
                             ----------------------

                             Martin & Company, Inc.
                                 Knoxville, TN

                                    OFFICERS
                                    --------

                         Richard C. Rantzow, President
                            Jeremy O. May, Treasurer
                           James V. Hyatt, Secretary

                                    TRUSTEES
                                    --------

                              Thomas M. Batchelor
                                 John A. DeCell
                               L.R. Jalenak, Jr.
                                Larry W. Papasan
                               Richard C. Rantzow

                         ADMINISTRATOR AND DISTRIBUTOR
                         -----------------------------

                        ALPS Mutual Funds Services, Inc.
                                   Denver, CO

                    TRANSFER AND SHAREHOLDER SERVICING AGENT
                    ----------------------------------------

                      CHASE GLOBAL FUNDS SERVICES COMPANY
                                   Boston, MA

                                   CUSTODIAN
                                   ---------

                           Chase Manhattan Bank, N.A.
                                  New York, NY

[FIRST FUNDS LOGO]

FIRST FUNDS

U.S. TREASURY MONEY MARKET PORTFOLIO
U.S. GOVERNMENT MONEY MARKET PORTFOLIO                           370 17th Street
MUNICIPAL MONEY MARKET PORTFOLIO                                      Suite 3100
CASH RESERVE PORTFOLIO                                    Denver, Colorado 80202

--------------------------------------------------------------------------------
PROSPECTUS FOR CLASSES I, II AND III
October 26, 1998
--------------------------------------------------------------------------------

  First Funds (the Trust) offers investors a convenient and economical means of investing in professionally managed money market mutual funds. The objective of each Money Market Portfolio is to obtain as high a level of current income as is consistent with the preservation of principal and liquidity. Municipal Money Market Portfolio also seeks as high a level of federally tax-exempt income as is consistent with this objective.

  An investment in each Portfolio is neither insured nor guaranteed by the U.S. government, and there can be no assurance that each Portfolio will maintain a stable $1.00 share price.

  This Prospectus is designed to provide you with information that you should know before investing. Please read and retain this document for future reference. This Prospectus offers Class I, II and III shares of each Portfolio. Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar accounts (Institutional Accounts). Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions and other entities serving in trust, advisory, agency, custodial or similar capacities (each, an Institutional Investor and collectively, Institutional Investors) that meet the investment threshold for this Class of shares. Class II and III shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense and sales load structures to choose between. See "Expense Summary."

  A Statement of Additional Information (dated October 26, 1998) for the Portfolio has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. This Prospectus, the Annual Report and the Statement of Additional Information are available free upon request from ALPS Mutual Funds Services, Inc., (ALPS) the Portfolio's Distributor. The Annual Report for the fiscal period ended June 30, 1998 for the Portfolio is incorporated into the Statement of Additional Information by reference. Please call ALPS at 1-800-442-1941 (option 1) for more information concerning each Class of shares. If you are investing through a broker, other financial institution or adviser (Investment Professional), please contact that institution directly.

  MUTUAL FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, FIRST TENNESSEE BANK NATIONAL ASSOCIATION OR ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR JURISDICTION.




  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
                                                                PAGE
                                                                ----

Summary Of Portfolio Expenses.....................................3

Financial Highlights..............................................5

What Is The Investment Objective Of Each Portfolio?...............9

Are The Portfolios Suitable Investments? Investment Risks........10

What Are The Portfolios' Investment Policies And Limitations?....11

How Are Investments, Exchanges And Redemptions Made?.............13

How Is Performance Calculated?...................................18

Portfolio Transactions...........................................19

What Is The Effect Of Federal Income Tax On This Investment?.....19

What Advisory And Other Fees Do The Portfolios Pay?..............20

How Are The Portfolios Organized?................................21

Investment Instruments, Transactions, Strategies and Risks.......21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

  The purpose of the table below is to assist you in understanding the various costs and expenses that you would bear, directly or indirectly, by investing in each Portfolio. This standard format was developed for use by all mutual funds to help you make your investment decisions. The information for Class I and Class III below is based upon each Class' expenses for the fiscal year ended June 30, 1998. The information for Class II below is based upon the expenses of Class III, adjusted for differing Distribution and Shareholder Servicing Plans. This expense information should be considered along with other important information, such as each Portfolio's investment objective. There are no sales charges, exchange, or redemption fees.


A.  EXPENSE SUMMARY
                                                     U.S. TREASURY                      U.S. GOVERNMENT
                                                 MONEY MARKET PORTFOLIO              MONEY MARKET PORTFOLIO
                                             ---------------------------------------------------------------------
                                             CLASS I   CLASS II   CLASS III     CLASS I    CLASS II     CLASS III
                                             --------  ---------  ----------   --------  -------------  ----------
ANNUAL PORTFOLIO OPERATING EXPENSES:
 (as a percentage of average net assets)
Management Fees*                                 .10%       .10%        .10%      .10%           .10%        .10%
12b-1 Fees*                                      .00%       .00%        .25%      .00%           .00%        .25%
Other Expenses*                                  .35%       .52%        .27%      .25%           .55%        .30%
                                                 ---        ---         ---       ---            ---         ---

Total Portfolio Operating Expenses*              .45%       .62%        .62%      .35%           .65%        .65%
                                                 ===        ===         ===       ===            ===         ===

                                                    MUNICIPAL MONEY                     CASH RESERVE
                                                    MARKET PORTFOLIO                     PORTFOLIO
                                             ---------------------------------------------------------------------
                                              CLASS I   CLASS II   CLASS III   CLASS I     CLASS II      CLASS III
                                             --------   --------   ---------   -------   ------------   ----------
ANNUAL PORTFOLIO OPERATING EXPENSES:
 (as a percentage of average net assets)
Management Fees*                                 .10%       .10%        .10%      .10%           .10%        .10%
12b-1 Fees*                                      .00%       .00%        .25%      .00%           .00%        .25%
Other Expenses*                                  .28%       .53%        .28%      .26%           .50%        .25%
                                                 ---        ---         ---       ---            ---         ---

Total Portfolio Operating Expenses*              .38%       .63%        .63%      .36%           .60%        .60%
                                                 ===        ===         ===       ===            ===         ===

*After expense waivers or limitations.

  ANNUAL PORTFOLIO OPERATING EXPENSES. Each Portfolio is obligated to pay Management Fees to First Tennessee Bank National Association (First Tennessee) for managing each Portfolio's investments. First Tennessee, as Investment Adviser, is entitled to receive .25% of each Portfolio's average net assets. First Tennessee has voluntarily agreed to waive its investment advisory fee down to .10% of each Portfolio's average net assets; however, there is no guarantee that this waiver will continue. Each Portfolio incurs Other Expenses, including Administration and Co-Administration Fees, for maintaining shareholder records, furnishing shareholder statements and reports, and other services. ALPS Mutual Funds Services, Inc. (ALPS), as Administrator, is entitled to and charges .075% of each Portfolio's average net assets for administration services. First Tennessee, as Co-Administrator, is entitled to .05% of each Portfolio's average net assets for co-administration services. First Tennessee has voluntarily agreed to waive this fee to .025%; however, there is no guarantee that this waiver will continue. Other Expenses also include Shareholder Servicing Fees of 0.25% with respect to Class II of each Portfolio.

  If the waivers were not in effect, Management Fees would be .25% of average net assets for each Class. In addition, the Board of Trustees has limited payments of 12b-1 fees under the Distribution Plan to 0.25% (see "What Advisory and Other Fees Does The Portfolio Pay - Distribution Plan and Shareholder Servicing Plans"). Without this limitation, 12b-1 fees would be .45% of average net assets for Class III for the current fiscal year. Absent these waivers and limitations, Other Expenses and Total Portfolio Operating Expenses would be as follows:

                                               U.S. TREASURY                     U.S. GOVERNMENT
                                           MONEY MARKET PORTFOLIO             MONEY MARKET PORTFOLIO
                                      ------------------------------------------------------------------
                                      CLASS I    CLASS II   CLASS III     CLASS I   CLASS II   CLASS III
                                      -------    --------   ---------     -------   --------   ---------
Other Expenses                            .38%        .55%        .30%        .28%       .58%        .33%
Total Portfolio Operating Expenses        .63%        .80%       1.00%        .53%       .83%       1.03%

                                                MUNICIPAL MONEY                          CASH RESERVE
                                                MARKET PORTFOLIO                          PORTFOLIO
                                      ------------------------------------------------------------------
                                      CLASS I    CLASS II   CLASS III     CLASS I   CLASS II   CLASS III
                                      -------    --------   ---------     -------   --------   ---------
Other Expenses                            .31%        .56%        .31%        .29%       .53%        .28%
Total Portfolio Operating Expenses        .56%        .81%       1.01%        .54%       .78%        .98%

  There is no guarantee that any waivers or limitations will continue at their stated levels.


  Management Fees, 12b-1 Fees, Shareholder Servicing Fees, and Other Expenses, are reflected in each Portfolio's yield and are not charged directly to individual accounts. 12b-1 Fees are paid by Class III of each Portfolio to ALPS for services and expenses in connection with distribution. Shareholder Servicing Fees are paid by Class II of each Portfolio to Investment Professionals for services and expenses incurred in connection with providing personal service to shareholders, subaccounting and/or maintenance of shareholder accounts. Long-term shareholders may pay more than the economic equivalent of the maximum 8.50% front-end sales charge permitted by the National Association of Securities Dealers, Inc. (NASD) due to 12b-1 fees applicable to Class III shares. Please see "What Advisory And Other Fees Does the Portfolio Pay - Distribution Plan and Shareholder Servicing Plan" for further information.

  B. EXAMPLE: You would pay the following expenses for every $1,000 investment in each Class of shares of the Money Market Portfolios assuming (1) 5% annual return, (2) redemption at the end of each time period, (3) that operating expenses (net of expense waivers) are the same as described above, and (4) reinvestment of all dividends and distributions. THE RETURN OF 5% AND EXPENSES SHOULD NOT BE CONSIDERED INDICATIVE OF ACTUAL OR EXPECTED PERFORMANCE OR PORTFOLIO OPERATING EXPENSES, BOTH OF WHICH MAY VARY SIGNIFICANTLY:

                                            U.S. TREASURY                     U.S. GOVERNMENT
                                        MONEY MARKET PORTFOLIO             MONEY MARKET PORTFOLIO
                                    ------------------------------------------------------------------

                                    CLASS I    CLASS II   CLASS III     CLASS I   CLASS II   CLASS III
                                    -------    --------   ---------     -------   --------   ---------
                1 year                  $ 5         $ 6         $ 6         $ 4        $ 7         $ 7
                3 years                 $14         $20         $20         $11        $21         $21
                5 years                 $25         $35         $35         $20        $36         $36
                10 years                $57         $77         $77         $44        $81         $81

                                          MUNICIPAL MONEY                       CASH RESERVE
                                          MARKET PORTFOLIO                       PORTFOLIO
                                    ------------------------------------------------------------------
                                    CLASS I    CLASS II   CLASS III     CLASS I   CLASS II   CLASS III
                                    -------    --------   ---------     -------   --------   ---------
                1 year                  $ 4         $ 6         $ 6         $ 4        $ 6         $ 6
                3 years                 $12         $20         $20         $12        $19         $19
                5 years                 $21         $35         $35         $20        $33         $33
                10 years                $48         $79         $79         $46        $75         $75


--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  The tables that follow are included in the Annual Report for the Portfolios dated June 30, 1998 and have been audited by PricewaterhouseCoopers LLP, independent accountants. Their report on the financial statements and the financial highlights for the Portfolios is included in the Annual Report. The financial statements and financial highlights are incorporated by reference into the Portfolios' Statement of Additional Information. The Annual Report contains additional performance information and will be made available upon request and without charge.

U.S. TREASURY MONEY MARKET PORTFOLIO

                                                                              CLASS I
                                                        --------------------------------------------------

                                                                     For The Year Ended June 30,
                                                        --------------------------------------------------
                                                           1998      1997        1996      1995       1994
                                                        -------   -------     -------   -------   --------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                    $  1.00   $  1.00     $  1.00   $  1.00   $   1.00
                                                        --------------------------------------------------
Income from investment operations:
Net investment income                                     0.051     0.050       0.052     0.050      0.030
                                                        --------------------------------------------------
Distributions:
Net investment income                                    (0.051)   (0.050)     (0.052)   (0.050)    (0.030)
                                                        --------------------------------------------------
Net asset value, end of period                          $  1.00   $  1.00     $  1.00   $  1.00   $   1.00
                                                        ==================================================
TOTAL RETURN+                                              5.19%     5.09%       5.30%     5.10%      3.06%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $19,314   $ 6,141     $75,703   $67,377   $100,868
Ratio of expenses to average net assets (1)                0.45%     0.37%       0.36%     0.36%      0.33%
Ratio of net investment income to average net assets       5.09%     5.01%       5.19%     5.00%      3.04%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.               0.63%     0.55%       0.56%     0.63%      0.60%


                                                                            CLASS III
                                                        --------------------------------------------------

                                                                  For the Year Ended June 30,
                                                        --------------------------------------------------
                                                               1998           1997         1996**
                                                            -------        -------        -------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                        $  1.00        $  1.00        $  1.00
                                                        --------------------------------------------------
Income from investment operations:
Net investment income                                         0.049          0.047          0.044
                                                        --------------------------------------------------
Distributions:
Net investment income                                        (0.049)        (0.047)        (0.044)
                                                        --------------------------------------------------
Net asset value, end of period                              $  1.00        $  1.00        $  1.00
                                                        ==================================================
TOTAL RETURN+                                                  5.03%          4.84%          4.47%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                       $42,288        $61,135        $ 3,528
Ratio of expenses to average net assets (1)                    0.62%          0.62%          0.62%*
Ratio of net investment income to average net assets           4.92%          4.76%          4.93%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                   0.80%          0.80%        0.82%*

*   Annualized.
**  Class III commenced operations on August 8, 1995.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

                                                                             CLASS I
                                                        -------------------------------------------------

                                                                    For the Year Ended June 30,
                                                        -------------------------------------------------
                                                           1998      1997        1996      1995      1994
                                                        -------   -------     -------   -------   -------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                    $  1.00   $  1.00     $  1.00   $  1.00   $  1.00
                                                        -------------------------------------------------
Income from investment operations:
Net investment income                                     0.052     0.051       0.053     0.053     0.032
                                                        -------------------------------------------------
Distributions:
Net investment income                                    (0.052)   (0.051)     (0.053)   (0.053)   (0.032)
                                                        -------------------------------------------------
Net asset value, end of period                          $  1.00   $  1.00     $  1.00   $  1.00   $  1.00
                                                        =================================================
TOTAL RETURN+                                              5.37%     5.23%       5.37%     5.39%     3.23%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $88,255   $94,541     $88,111   $88,057   $67,854
Ratio of expenses to average net assets (1)                0.35%     0.35%       0.33%     0.31%     0.28%
Ratio of net investment income to average net assets       5.24%     5.11%       5.28%     5.27%     3.18%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.               0.52%     0.53%       0.53%     0.58%     0.55%

                                                                            CLASS III
                                                                  -----------------------------
                                                                   For the Year Ended June 30,
                                                                  -----------------------------
                                                                    1998        1997     1996**
                                                                  -------     -------   -------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                              $  1.00     $  1.00   $  1.00
                                                                  -----------------------------
Income from investment operations:
Net investment income                                               0.049       0.048     0.044
                                                                  -----------------------------
Distributions:
Net investment income                                              (0.049)     (0.048)   (0.044)
                                                                  -----------------------------
Net asset value, end of period                                    $  1.00     $  1.00   $  1.00
                                                                  =============================
TOTAL RETURN+                                                        5.05%       4.91%     4.49%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                             $ 2,513     $ 3,486   $   228
Ratio of expenses to average net assets (1)                          0.65%       0.65%     0.65%*
Ratio of net investment income to average net assets                 4.94%       4.81%     4.96%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                         0.82%       0.83%     0.85%*

*  Annualized.
** Class III commenced operations on August 8, 1995.
+ Total return would have been lower had various fees not been waived during the period.
#  Total return for periods of less than one year are not annualized.

MUNICIPAL MONEY MARKET PORTFOLIO

                                                                             CLASS I
                                                        -------------------------------------------------

                                                                   For The Year Ended June 30,
                                                        -------------------------------------------------
                                                           1998      1997        1996      1995      1994
                                                        -------   -------     -------   -------   -------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                    $  1.00   $  1.00     $  1.00   $  1.00   $  1.00
                                                        -------------------------------------------------
Income from investment operations:
Net investment income                                     0.033     0.033       0.035     0.034     0.024
                                                        -------------------------------------------------
Distributions:
Net investment income                                    (0.033)   (0.033)     (0.035)   (0.034)   (0.024)
                                                        -------------------------------------------------
Net asset value, end of period                          $  1.00   $  1.00     $  1.00   $  1.00   $  1.00
                                                        =================================================

TOTAL RETURN+                                              3.33%     3.32%       3.52%     3.48%     2.40%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $36,279   $45,988     $71,665   $94,078   $76,231
Ratio of expenses to average net assets (1)                0.38%     0.35%       0.32%     0.30%     0.28%
Ratio of net investment income to average net assets       3.28%     3.25%       3.50%     3.44%     2.39%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.               0.56%     0.53%       0.52%     0.57%     0.55%


                                                                             CLASS III
                                                                  -----------------------------

                                                                    For the Year Ended June 30,
                                                                  -----------------------------
                                                                     1998        1997    1996**
                                                                  -------     -------   -------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                              $  1.00     $  1.00   $  1.00
                                                                  -----------------------------
Income from investment operations:
Net investment income                                               0.030       0.030     0.030
                                                                  -----------------------------
Distributions:
Net investment income                                              (0.030)     (0.030)   (0.030)
                                                                  -----------------------------
Net asset value, end of period                                    $  1.00     $  1.00   $  1.00
                                                                  =============================
TOTAL RETURN+                                                        3.06%       3.03%     3.03%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                             $ 3,929     $12,886   $ 2,905
Ratio of expenses to average net assets (1)                          0.63%       0.62%     0.58%*
Ratio of net investment income to average net assets                 3.03%       2.98%     3.24%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                         0.81%       0.79%     0.78%*

*  Annualized.
** class III commenced operations on July 28, 1995.
+ Total return would have been lower had various fees not been waived during the period.
#  Total return for periods of less than one year are not annualized.

CASH RESERVE PORTFOLIO

                                                                         CLASS I
                                                         ---------------------------------------

                                                               For the Year Ended June 30,
                                                        ---------------------------------------
                                                           1998      1997        1996    1995**
                                                        -------   -------     -------   -------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                    $  1.00   $  1.00     $  1.00   $  1.00
Income from investment operations:
Net investment income                                     0.053     0.051       0.053     0.042

Distributions:
Net investment income                                    (0.053)   (0.051)     (0.053)   (0.042)
Net asset value, end of period                          $  1.00   $  1.00     $  1.00   $  1.00

TOTAL RETURN+                                              5.46%     5.23%       5.39%     4.27%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $40,242   $14,241     $16,369   $15,460
Ratio of expenses to average net assets (1)                0.36%     0.40%       0.42%     0.43%*
Ratio of net investment income to average net assets       5.33%     5.13%       5.22%     5.48%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.               0.54%     0.57%       0.61%     0.70%*


                                                                    CLASS III
                                                          ------------------------------
                                                            For the Year Ended June 30,
                                                          ------------------------------
                                                          1998        1997        1996**
                                                          ----        ----        ------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                      $  1.00    $  1.00     $  1.00
                                                          ------------------------------
Income from investment operations:
Net investment income                                       0.051      0.049       0.047
                                                          ------------------------------
Distributions:
Net investment income                                      (0.051)    (0.049)     (0.047)
                                                          ------------------------------
Net asset value, end of period                            $  1.00    $  1.00     $  1.00
                                                          ==============================
TOTAL RETURN+                                                5.21%      5.00%       4.78%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $58,243    $35,592     $24,190
Ratio of expenses to average net assets (1)                  0.60%      0.64%       0.62%*
Ratio of net investment income to average net assets         5.09%      4.88%       5.02%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                 0.77%      0.82%       0.81%*

*  Annualized.
** Classes I and III commenced operations on September 26, 1994 and July 28,
   1995, respectively.
+ Total return would have been lower had various fees not been waived during the period.
#  Total return for periods of less than one year are not annualized.

--------------------------------------------------------------------------------
              WHAT IS THE INVESTMENT OBJECTIVE OF EACH PORTFOLIO?
--------------------------------------------------------------------------------

  First Tennessee, serves as Investment Adviser to each Portfolio and, with the prior approval of the Board of Trustees (the Trustees), has engaged BlackRock Institutional Management Corporation (BIMC or the Sub-Adviser) to act as Sub-Adviser to each Portfolio. Subject to First Tennessee's supervision, BIMC is responsible for the day-to-day operations of the Portfolios, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objectives of each Portfolio. For additional information about the Portfolios' investment advisory arrangements, see "What Advisory and Other Fees Do the Portfolios Pay? - Investment Advisory and Management and Sub-Advisory Agreements."

  The investment objective of each Money Market Portfolio is to obtain as high a level of current income as is consistent with the preservation of principal and liquidity within the prescribed standards for each Portfolio. Municipal Money Market Portfolio also seeks as high a level of federally tax-exempt income as is consistent with this objective. There is no assurance that each Portfolio will achieve its investment objective. The permitted investments of each Money Market Portfolio are as follows:

  U.S. TREASURY MONEY MARKET PORTFOLIO may invest in U.S. Treasury bills, notes, and bonds, and in other direct obligations of the U.S. Treasury. The Portfolio also may engage in repurchase agreements and reverse repurchase agreements backed by these instruments. As an operating policy, the Portfolio intends to invest 100% of its total assets in these instruments. This operating policy is not fundamental and may be changed upon 90 days' notice to shareholders.

  U.S. Treasury Money Market Portfolio is rated to reflect investment quality by a nationally recognized statistical rating organization. These quality ratings are based on, but not limited to, an analysis of the Portfolio's operational policies, investment strategies and management. These rating organizations also may undertake an ongoing analysis and assessment of these criteria in order to continually update the Portfolio's rating. For additional information please call the Distributor, ALPS Mutual Funds Services, Inc., at 1-800-442-1941 (option 1).

  U.S. GOVERNMENT MONEY MARKET PORTFOLIO may invest in instruments issued or guaranteed as to principal and interest by the U.S. government or by any of its agencies or instrumentalities. These instruments include, but are not limited to, U.S. Treasury bills, notes, and bonds, and other obligations of the U.S. government such as the Export-Import Bank of the U.S., the General Services Administration, the Government National Mortgage Association, the Small Business Administration and the Washington Metropolitan Area Transit Authority (U.S. government obligations). U.S. Government Money Market Portfolio may also include instruments which are backed only by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligations. Such instruments (e.g., those issued by the Federal Home Loan Bank, Federal Farm Credit Bank, and Federal National Mortgage Association) are not deemed direct obligations of the United States. The Portfolio may invest in variable or floating rate instruments that have features that give them interest rates, maturities, and prices similar to short-term instruments.

  The Portfolio invests at least 65% of its total assets in the instruments described in the above paragraph.

  The Portfolio may also engage in repurchase agreements and reverse repurchase agreements, may buy and sell securities on a when-issued or delayed-delivery basis, and may purchase restricted securities and illiquid securities.

  MUNICIPAL MONEY MARKET PORTFOLIO may invest in high-quality, short-term municipal obligations but also may invest in high-quality, long-term fixed, variable or floating rate instruments (including tender option bonds) that have features that give them interest rates, maturities, and prices similar to short-term instruments. Under normal conditions, at least 80% of the Portfolio's income will be exempt from federal income tax. The Portfolio's investments in municipal obligations may include tax, revenue, or bond anticipation notes; tax-exempt commercial paper; general obligation or revenue bonds (including municipal lease obligations and resource recovery bonds); standby commitments; and zero coupon bonds. The Portfolio may buy and sell securities on a when-issued or delayed-delivery basis, and may purchase restricted and illiquid securities.

  Municipal obligations are issued to raise money for various public purposes, including general purpose financing for state and local governments as well as financing for specific projects or public facilities. Municipal obligations may be backed by the full taxing power of a municipality or by the revenues from a specific project or the credit of a private organization. Some municipal obligations are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. BIMC monitors the financial condition of parties (including insurance companies, banks, and corporations) whose creditworthiness is relied upon in determining the credit quality of securities the Portfolio may purchase.

  Municipal Money Market Portfolio does not intend to invest in federally taxable obligations under normal conditions; however, it reserves the right, for temporary defensive purposes, to invest without limitation in taxable money market instruments, including U.S. government securities, commercial paper, and repurchase agreements.

  CASH RESERVE PORTFOLIO may invest in a broad range of high-quality, short-term, U.S. dollar-denominated money market obligations. Such obligations may include, but are not limited to, certificates of deposit, bankers' acceptances, demand and time deposits, bank notes, corporate commercial paper, bonds, variable and floating rate notes, and short-term obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities.

  Cash Reserve Portfolio concentrates its investments in obligations issued by the financial services industry. Money market instruments of companies in the financial services industry include, but are not limited to, certificates of deposit, commercial paper, bankers' acceptances, demand and time deposits, and bank notes. These money market obligations are issued by domestic or foreign banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies and a variety of firms in the insurance field. Financial service companies offering money market issues must have total assets of $1 billion or more before their issues can be considered for investment. Because the Portfolio concentrates more than 25% of its total assets in the financial services industry, it will be exposed to greater risks associated with that industry, such as government regulation, the availability and cost of capital funds, and general economic conditions.

  The Portfolio may also invest in U.S. dollar-denominated obligations of foreign banks or foreign branches of U.S. banks where BIMC deems the instrument to present minimal credit risks. Foreign banks offering money market issues must also have total assets of $1 billion or more before their issues can be considered for investment. Such investments may include Eurodollar Certificates of Deposit (ECDs), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (ETDs), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (CTDs), which are essentially the same U.S. dollar-denominated instruments as ETDs, except that they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit (Yankee CDs), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. Investments in obligations issued by foreign banks and foreign branches of U.S. banks may involve risks that are different from investments in obligations of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other government restrictions which might affect the payment of principal or interest on the securities held by the Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks.

  The Portfolio may engage in repurchase agreements and reverse repurchase agreements, may buy and sell securities on a when-issued or delayed-delivery basis, and may purchase restricted and illiquid securities.

  See "Investment Instruments, Transactions, Strategies and Risks" for a further discussion of each Portfolio's investments.

--------------------------------------------------------------------------------
           ARE THE PORTFOLIOS SUITABLE INVESTMENTS?; INVESTMENT RISKS
--------------------------------------------------------------------------------

  Each Money Market Portfolio may be appropriate for investors who seek to earn income at current money market rates while preserving the value of their investment. The rate of income will vary from day to day, generally reflecting current short-term interest rates. Each Portfolio individually may not constitute a balanced investment plan. Each Portfolio's objective emphasizes income with preservation of capital and liquidity, and not the higher yields or capital appreciation that may be available from more aggressive investments. However, because they emphasize stability, each Portfolio could be well-suited for a portion of an investor's savings. Although no guarantee can be made, each Money Market Portfolio seeks to maintain a stable $1.00 share price.

  Further information relating to the types of securities in which each Portfolio may invest and their related risks, as well as the investment policies of each Portfolio in general are set forth in the section "Investment Instruments, Transactions, Strategies And Risks" and in the Statement of Additional Information.

  The Portfolios attempt to maintain the value of their shares at a constant $1.00 per share price, although there can be no assurance that the Portfolios will always be able to do so. The Portfolios may not achieve as high a level of current income as other funds that do not limit their investments to the high quality securities in which the Portfolios invest.

  Each Portfolio's ability to achieve its investment objective depends on the quality and maturity of its investments. Although each Portfolio's policies are designed to help maintain a stable share price of $1.00, all money market instruments can change in value when interest rates or issuers' creditworthiness change, or if an issuer or guarantor of a security fails to pay interest or principal when due. If these changes in value were large enough, a Portfolio's share price could fall below $1.00. In general, obligations with longer maturities are more vulnerable to price changes, although they may provide higher yields.

  While each Portfolio invests in high quality obligations, note that investments are not without risk. A Portfolio's ability to achieve its objective depends on a number of factors, including the skills of First Tennessee and BIMC in purchasing securities whose issuers can be expected to have the ability to meet their obligations for the payment of interest and principal when due.

  YEAR 2000 RISKS. The Portfolio, as with other financial and business organizations in the United States and around the world, could be adversely affected if computer systems used by the Portfolio's service providers, including its investment advisers, fail to correctly interpret and process date information concerning dates occurring on and after January 1, 2000. The Portfolio's service providers, including its investment advisers, have taken and continue to take steps to address this issue. However, there is no assurance that these steps will be sufficient to avoid an adverse impact on the Portfolio as a result of this issue.

--------------------------------------------------------------------------------
         WHAT ARE THE PORTFOLIOS' INVESTMENT POLICIES AND LIMITATIONS?
--------------------------------------------------------------------------------

  MAINTAINING $1.00 NAV. The Trust uses its best efforts to maintain a stable net asset value per share (NAV) of $1.00 for each Portfolio, and to value its portfolio securities on the basis of the amortized cost valuation method, pursuant to Rule 2a-7 under the Investment Company Act of 1940. This method is based on acquisition cost and assumes a steady rate of amortization of premium or discount from the date of purchase until maturity instead of looking at actual changes in market values.

  MATURITY. Each Portfolio must limit its investments to obligations with remaining maturities of 397 days or less, as determined in accordance with the rules of the SEC, and must maintain a dollar-weighted average maturity of 90 days or less.

  QUALITY. Pursuant to procedures adopted by the Trustees, each Portfolio may purchase only high quality obligations that the Sub-Adviser believes present minimal credit risks. To be considered high quality, a security must be a U.S. government security; or rated in accordance with applicable rules in one of the two highest rating categories for short-term obligations by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by BIMC.

  High-quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g., Standard & Poor's A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., Standard & Poor's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the higher rating in order for BIMC to determine eligibility on the basis of that higher rating. Based on procedures adopted by the Trustees, BIMC, under the supervision of First Tennessee, may determine that an unrated security is of equivalent quality to a rated first or second tier security. Cash Reserve Portfolio, as a non-fundamental policy, will limit its investments to first tier securities.

  INVESTMENT LIMITATIONS. Each Portfolio has adopted the following investment limitations:

       (1) With respect to 100% of its total assets, each Portfolio may not invest more than 5% of its total assets in the securities (other than U.S. government securities) of any single issuer.

       (2) Each Portfolio will not purchase a security if, as a result, 25% or more of its total assets would be invested in a particular industry, other than U.S. government obligations; or (i) with respect to Municipal Money

  Market Portfolio, other than tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision thereof; or (ii) with respect to Cash Reserve Portfolio, other than obligations issued by members of the financial services industry.

       (3) Each Portfolio (a) may borrow money for temporary or emergency purposes or, with respect to U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio and Cash Reserve Portfolio, engage in reverse repurchase agreements in a combined amount not to exceed 33 1/3% of its total assets and (b) will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. If a Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.

       (4) (a) Each Portfolio may temporarily lend its portfolio securities to broker-dealers and institutions, but only when the loans are fully collateralized. (b) Loans, in the aggregate, will be limited to 33 1/3% of each Portfolio's total assets.

  Unless otherwise noted, the Portfolios' policies and limitations are not fundamental and may be changed by the Trustees without shareholder approval.
The fundamental policies of each Portfolio that require shareholder approval prior to any changes are: each Portfolio's investment objective; Municipal Money Market Portfolio's policy that, under normal conditions, at least 80% of its income will be exempt from federal income tax; and investment limitation (1), with respect to 75% of each Portfolio's assets, and limitations (2), (3)(a) and
(4)(b) above. With the exception of the Portfolio's policies and limitations regarding borrowing and investments in illiquid securities, these limitations and each Portfolio's policies are considered at the time of purchase of securities; the sale of securities is not required in the event of a subsequent change in circumstances.

  Municipal Money Market Portfolio may invest all or a portion of its assets in municipal obligations whose interest is a tax preference item for purposes of the federal alternative minimum tax (AMT). If an individual is subject to the AMT, a portion of the income may not be exempt from federal income tax. Income distributions that are a tax preference item for purposes of the federal AMT are considered to be exempt from federal income tax for purposes of the 80% policy noted above. See "What Is The Effect Of Federal Income Tax On This Investment?" on page 22 for further information. Municipal Money Market Portfolio may purchase other types of tax-exempt instruments that become available in the future as long as First Tennessee and BIMC believe that their character is consistent with the Portfolio's quality and maturity standards.

  Municipal Money Market Portfolio and Cash Reserve Portfolio each may invest up to 25% of their total assets in a particular industry. Therefore, developments affecting a single issuer or industry, or securities financing similar types of projects, could have a significant effect on the Portfolios' performance. Municipal Money Market Portfolio may invest any portion of its assets in industrial revenue bonds (IRBs) backed by private issuers, and may invest up to 25% of its total assets in IRBs related to a single industry. Municipal Money Market Portfolio may also invest 25% or more of its total assets in securities whose revenue sources are from similar types of projects, e.g., education, electric utilities, health care, housing, transportation, or water, sewer, and gas utilities. There may be economic, business or political developments or changes that affect all securities of a similar type.

  BIMC defines the issuer of a security depending on its terms and conditions. In identifying the issuer, BIMC will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

  The investment policies and limitations set forth above are supplemented by the investment policies and limitations in the Statement of Additional Information. No assurance can be made that each Portfolio will achieve its objective, but it will follow the investment style described in this Prospectus.

  From time to time, each Portfolio, to the extent consistent with its investment objective, policies, and restrictions, may invest in securities of companies with which First Tennessee, BIMC or their affiliates have lending relationships.

--------------------------------------------------------------------------------
              HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE?
--------------------------------------------------------------------------------

CLASS I
--------

WHO MAY INVEST?

  Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar Institutional Accounts. Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions, and other Institutional Investors serving in a trust, advisory, agency, custodial or similar capacity who meet the investment threshold for this Class of shares.

HOW IS AN INSTITUTIONAL ACCOUNT ESTABLISHED?

  An initial investment must be preceded by or made in conjunction with the establishment of an Institutional Account with an Institutional Investor. Establishment of an Institutional Account may require that documents and applications be completed and signed before the investment can be implemented. The Institutional Investor may require that certain documents be provided prior to making a redemption from any Portfolio. Institutional Investors may charge fees in addition to those described herein. Fee schedules for Institutional Accounts are available upon request from the Institutional Investor and are detailed in the agreements by which each client opens an account with an Institutional Investor.

HOW ARE INVESTMENTS MADE?

  Each Institutional Investor will transmit orders to the Transfer Agent, Chase Global Funds Services Company (the Transfer Agent). If investment instructions are received by the Transfer Agent prior to 2:00 p.m. Eastern Time on any Business Day (as defined in the section "How Are Investments, Exchanges And Redemptions Made - Class I, II and III - How Are Portfolio Shares Valued?") and the funds are received by the Transfer Agent that day, you will earn that day's dividend accrual. Institutional Investors will wire funds through the Federal Reserve System. Purchases will be processed at the NAV calculated after an order is received and accepted by the Transfer Agent. Each Portfolio requires advance notification of all wire purchases. To secure same day acceptance of federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability), an Institutional Investor must call the Transfer Agent at 1-800-442-1941 (option 2) prior to 2:00 p.m. Eastern Time on any Business Day, defined below, to advise it of the wire. The Trust may discontinue offering its shares in any Class of a Portfolio without notice to shareholders

  MINIMUM INVESTMENT AND ACCOUNT BALANCE. The minimum initial investment for each Institutional Investor is $750,000 per Portfolio. Institutional Investors may satisfy the minimum investment by aggregating their Institutional Accounts within each Portfolio. Subsequent investments may be in any amount. If an Institutional Investor's Class I account falls below $375,000 due to redemption, a Portfolio may close the account. An Institutional Investor may be notified if the minimum balance is not being maintained and will be allowed 30 days to make additional investments before its account is closed. Shares will be redeemed at the NAV on the day the account is closed, and proceeds will be sent to the address of record.

  Should an Institutional Investor or a beneficial owner of Class I shares cease to be eligible to participate in this Class, Class I shares held in an Institutional Account may be converted to shares of another Class. Any such conversion will be effected on the basis of the relative NAVs of the two classes without the imposition of any sales load, fee or other charge. Institutional Investors or beneficial owners will receive at least 30 days prior notice of any proposed conversion.

HOW ARE REDEMPTIONS MADE?

  Institutional Investors may redeem all or a portion of their account shares on any Business Day. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

  Institutional Investors may make redemptions by wire provided they have established a wire account with the Transfer Agent. Please call 1-800-442-1941 (option 2) to advise the Transfer Agent of the wire. If telephone instructions are received before 2:00 p.m. Eastern Time on any Business Day, proceeds of the redemption will be wired as federal funds on the same day to the bank account designated with the Transfer Agent. An Institutional Investor may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, 73 Tremont Street, Boston, Massachusetts, 02108. Shares redeemed will receive the accrued dividends through the day prior to redemption.

  Pursuant to the Investment Company Act of 1940, as amended (1940 Act), if making immediate payment of redemption proceeds could adversely affect a Portfolio, payments may be made up to seven days later. Also, when the New York Stock Exchange (NYSE) is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent Portfolio securities are traded in other markets on days when either the NYSE or the or the Federal Reserve Bank of New York (New York Federal Reserve) is closed, each Portfolio's NAV may be affected on days when investors do not have access to the Portfolios to purchase or redeem shares.

  If transactions by telephone cannot be executed (for example, during times of unusual market activity), orders may be placed by mail to the Transfer Agent. In case of suspension of the right of redemption, an Institutional Investor may either withdraw its request for redemption or it will receive payment based on the NAV next determined after the termination of the suspension.

ADDITIONAL INFORMATION

  Each Portfolio also reserves the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in First Tennessee's opinion, they are of a size that would disrupt management of a Portfolio.

  In order to allow First Tennessee to manage each Portfolio most effectively, Institutional Investors are strongly urged to initiate all trades (investments, exchanges and redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of trades in excess of $1 million. In making these trade requests, the name of the Institutional Investor and the account number(s) must be supplied.

  Transactions may be initiated by telephone. Please note that each Portfolio and its agents will not be responsible for any losses resulting from unauthorized telephone transactions if such Portfolios or agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. Each Portfolio or its agents may also record calls and an Institutional Investor should verify the accuracy of confirmation statements immediately after receipt. If an Institutional Investor does not want to be able to initiate redemptions and exchanges by telephone, please call the Transfer Agent for instructions.

CLASS II AND III
----------------

WHO MAY INVEST?

  Class II and III shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense structures to choose from. See "Summary of Portfolio Expenses." Class II shares of the First Funds Money Market Portfolios are not currently available for investment.

INVESTMENT REQUIREMENTS

  The minimum initial investment in Class II or III shares is $1,000. Subsequent investments may be in any amount greater than $100. If you participate in the Systematic Investing Program (see "Systematic Investing Program" below) or the "A Plus Card Program" (a consumer discount card program provided by "A" Plus Strategic Alliances, Inc., a subsidiary of First Tennessee), the minimum initial investment is $250, and subsequent investments may be in any amount of $25 or greater. If you are an employee of First Tennessee or any of its affiliates and you participate in the Systematic Investing Program, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater. If your balance in the Portfolio falls below the applicable minimum investment requirement due to redemption, you may be given 30 days' notice to reestablish the minimum balance. If you do not reestablish the minimum balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed on the day the account is closed.

  All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $100, and the minimum investment requirement still applies (excluding the specific circumstances stated above which reduce the minimum investment requirement). Each Portfolio reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

  You may initiate any transaction either directly or through your Investment Professional. Please note that each Portfolio and its agents will not be responsible for any losses resulting from unauthorized transactions if such Portfolios or agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. Your Investment Professional may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want to be able to redeem and exchange by telephone, please check the box on your application (if you invest directly), or, if you invest through an Investment Professional, please call your Investment Professional for instructions.

HOW DO I SET UP AN ACCOUNT?

  You may set up an account directly in each Portfolio or you may invest in each Portfolio through your Investment Professional (see "How Do I Invest Through My Investment Professional" below). Shares will be purchased based on the NAV next calculated after the Transfer Agent has received the request in proper form. If you are investing through an Investment Professional, investment instructions that your Investment Professional initiates should be transmitted to the Transfer Agent before 2:00 p.m. Eastern Time and the funds must be received by the Transfer Agent that day in order for you to receive that day's dividend accrual.

HOW DO I INVEST DIRECTLY?

  When opening a new account directly, you must complete and sign an account application and send it to First Funds, 73 Tremont Street, Boston, MA 02108. Telephone representatives are available at 1-800-442-1941 between the hours of 8:00 a.m. to 4:00 p.m. Central Time (9:00 a.m. to 5:00 p.m. Eastern Time), Monday through Friday.

  Investments may be made in several ways:

  BY MAIL: Make your check payable to First Funds: [name of Portfolio], and mail it, along with the application, to the address indicated on the application. Your account will be credited on the Business Day that the Transfer Agent receives your application in good order.

  BY BANK TRANSFER: Bank transfer allows you to move money between your bank account and your First Funds account. This automatic service allows you to transfer money from your bank account via the Automated Clearing House (ACH) network to your Portfolio account. First, a Portfolio account must be established, and an application sent to the Transfer Agent. Next, a deposit account must be opened at a bank providing bank transfer services and you must arrange for this service to be provided. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

  BY WIRE: Call 1-800-442-1941 (option 2) to set up your Portfolio account to accommodate wire transactions. To initiate your wire transaction, call your depository institution. If you call the Transfer Agent before 2:00 p.m. Eastern Time and your wire is received that day, you will earn that day's dividend accrual. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

        Chase Manhattan Bank, N.A.
        ABA #021000021
        First Funds
        Credit DDA #910-2-733335
        (Account Registration)
        (Account Number)
        (Wire Control Number) *See Below*

  Prior to sending wires, please be sure to call 1-800-442-1941 (option 2) to receive a Wire Control Number to be included in the body of the wire (see above).

  Your bank may charge you a fee for this service.

HOW DO I REDEEM SHARES WHEN INVESTING DIRECTLY?

  You may redeem all or a portion of your shares on any day that a Portfolio is open for business. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request in proper form. If a Portfolio account is closed, any accrued dividends will be paid at the beginning of the following month.

  You may redeem shares in several ways:

  BY MAIL: Write a "letter of instruction" with your name, the Portfolio's name, your Portfolio account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application, along with a signature guarantee as described below.

  A signature guarantee is designed to protect you, the Portfolios and their agents from fraud. Your written request requires a signature guarantee if you wish to redeem more than $1,000 worth of shares; if your Portfolio account registration has changed within the last 30 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another First Funds account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

  BY BANK TRANSFER: When establishing your account in the Portfolio, you must have indicated this account privilege in order to authorize the redemption of monies with the proceeds transferred to your bank account. To authorize a redemption, simply contact the Transfer Agent at 1-800-442-1941, (option 2) and your redemption will be processed at the NAV next calculated. Please allow two or three days after the authorization for monies to reach your bank account.

  BY WIRE: You may make redemptions by wire provided you have established a Portfolio account to accommodate wire transactions. If telephone instructions are received before 2:00 p.m. Eastern Time, proceeds of the redemption for each Portfolio will be wired as federal funds on the same day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to First Funds, 73 Tremont Street, Boston, Massachusetts, 02108.

  BY CHECK: You may request on your Account Application or by written request to the Trust that a Portfolio provide you with Redemption Checks ("Checks") which you can write on your account. In order to establish the checkwriting option, you must manually sign a signature card. Corporations, trusts and other organizations should call or write the Portfolio's Distributor before submitting signature cards as additional documents may be required to establish the checkwriting service. The Trust will send checks only to the registered owner(s) of the account and only to the address listed in the Trust's records. You may make checks payable to the order of any person in the amount of $250 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause a Portfolio to redeem a sufficient number of your shares to cover the amount of the Check. Shares earn dividends through the day prior to the day that the redemption is processed. There is no charge to you for the use of the Checks; however, the Transfer Agent will impose a charge for stopping payment of a Check upon request, or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reasons. A Portfolio cannot guarantee a stop payment order on a Check. You must submit any request to reverse a stop payment order in writing.

  You may not write a Check to redeem shares which you purchase by check until your check clears. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked "insufficient funds." Checks written on amounts subject to the hold described above will be returned marked "uncollected." If your check does not clear, you will be responsible for any loss the Portfolio or its service providers incur.

  Checkwriting is not available for participants in retirement plan accounts, to shareholders who hold shares in certificate form or to shareholders who are subject to Internal Revenue Service (IRS) backup withholding. You may not use a Check to close an account. The Trust may terminate or alter the checkwriting service at any time.

  ADDITIONAL REDEMPTION REQUIREMENTS: Each Portfolio may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent that Portfolio securities are traded in other markets on days when either the NYSE or the New York Federal Reserve is closed, each Portfolio's NAV may be affected on days when investors do not have access to the Portfolios to purchase or redeem shares.

  If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or you will receive payment based on the NAV next determined after the termination of the suspension. Shares redeemed will receive the accrued dividends through the day prior to redemption.

HOW DO I INVEST THROUGH MY INVESTMENT PROFESSIONAL?

  If you are investing through your Investment Professional, you may be required to set up a brokerage or agency account. Please call your Investment Professional for information on establishing an account. If you are purchasing shares of any Portfolio through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. Certain features of such programs may impose additional requirements and charges for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section, and is responsible for initiating all initial purchase transactions. Please contact your Investment Professional for information on these services.

SYSTEMATIC INVESTING PROGRAM

  The Systematic Investing Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $25 per transaction) from your bank account to your First Funds account on a periodic basis. When you participate in this program, the minimum initial investment in each Portfolio is $250. If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment in the Portfolio is $50. You may change the amount of your automatic investment, skip an investment, or stop the Systematic Investing Program by calling the Transfer Agent at 1-800-442-1941 (option 2) or your Investment Professional at least three Business Days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN

  You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Please contact ALPS at 1-800-442-1941 (option 1) or your Investment Professional for more information.

ADDITIONAL INFORMATION

  TAX-DEFERRED RETIREMENT PLANS: Retirement plans can offer significant tax savings to individuals. Please call ALPS at 1-800-442-1941 (option 1) or your Investment Professional for more information on the plans and their benefits, provisions and fees. The Transfer Agent or your Investment Professional can set up your new account in any of the Portfolios (with the exception of Municipal Money Market Portfolio) under one of several tax-deferred plans. These plans let you invest for retirement and defer the tax on your investment income. Minimums may differ from those listed previously under "Investment Requirements". Plans include Individual Retirement Accounts (IRAs), Rollover IRAs, Keogh Plans, and Simplified Employee Pension Plans (SEP-IRAs).

  ADDITIONAL FEES: Class II shares incur Shareholder Servicing Fees and Class III shares incur Distribution Fees. See discussion under "What Advisory And Other Fees Do The Portfolios Pay? - Distribution Plans and Shareholder Servicing Plans."

CLASS I, II AND III
-------------------

HOW ARE PORTFOLIO SHARES VALUED?

  The term "net asset value per share," or NAV, means the worth of one share. The NAV of each Class of each Portfolio is calculated by adding that Class' pro rata share of the value of all securities and other assets attributable to a Portfolio, deducting that Class' pro rata share of Portfolio liabilities, further deducting Class specific liabilities, and dividing the result by the number of shares outstanding in that Class.

  Each Portfolio is open for business each day that both the NYSE and the New York Federal Reserve are open (a Business Day). The NAV is calculated at the close of each Portfolio's Business Day, which coincides with the close of regular trading of the NYSE (normally 4:00 p.m. Eastern Time).

  Assets in each Portfolio are valued based upon the amortized cost method. Although each Portfolio seeks to maintain a NAV of $1.00, there can be no assurance that this NAV will not vary.

  DISTRIBUTION OPTIONS: Each Portfolio earns interest from its investments. These are passed along as dividend distributions. Income dividends on the Portfolios are declared daily and paid monthly.

  When you fill out your account application, you can specify how you want to receive your distributions. Currently, there are two available options:

  1. REINVESTMENT OPTION. Your dividend distributions will be automatically reinvested in additional shares of a Portfolio. Reinvestment of distributions will be made at that day's NAV. If you do not indicate a choice on your application, you will be assigned this option.

  2. CASH OPTION. You will be sent a check for income distributions. Distribution checks will be mailed no later than seven days after the last day of the month.

HOW ARE EXCHANGES MADE?

  An exchange is the redemption of shares of one Portfolio and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other Portfolios registered in an investor's state. Except as noted below, the Portfolio's shares may be exchanged for the same Class of shares of other First Funds Portfolios. The redemption and purchase will be made at the next determined NAV after the exchange request is received in proper form and accepted by the Transfer Agent. You may execute exchange transactions by calling the Transfer Agent at 1-800-442-1941 (option 2) prior to 4:00 p.m. Eastern Time on any Business Day. Class II shares of the First Funds Money Market Portfolios are not currently available for investment. Investors in Class II shares of other First Funds Portfolios wishing to exchange into one of the Money Market Portfolios will receive Class III shares.

  When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. In order to open a new account through exchange, the minimum initial investment requirements must be met.

  Each exchange may produce a gain or loss for tax purposes. In order to protect each Portfolio's performance and its shareholders, First Tennessee discourages frequent exchange activity by investors in response to short-term market fluctuations. Each Portfolio reserves the right to refuse any specific purchase order, including certain purchases by exchange if, in First Tennessee's opinion, a Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if a Portfolio receives or anticipates individual or simultaneous orders affecting significant portions of the Portfolio's assets. Although a Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Each Portfolio reserves the right to modify or withdraw the exchange privilege upon 60 days notice and to suspend the offering of shares in any Class without notice to shareholders. You or your Institutional Investor, if you are invested in Class I, will receive written confirmation of each exchange transaction.

  Exchanges are generally not permitted from Class I to another Class. Should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I, Class I shares held in a Institutional Account may be converted to shares of another Class.

STATEMENTS AND REPORTS

  You or, if Class I, the Institutional Investor, will receive a monthly statement and a confirmation after every transaction that affects the share balance or the account registration. A statement with tax information will be mailed by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you, or if Class I, the Institutional Investor, will receive the Portfolios' financial statements. To reduce expenses, only one copy of each Portfolio's reports (such as the Prospectus and Annual Report) will be mailed to each investor or, if Class I, each Institutional Investor. Please write to ALPS to request additional copies.


--------------------------------------------------------------------------------
                         HOW IS PERFORMANCE CALCULATED?
--------------------------------------------------------------------------------

  From time to time each Portfolio may quote the CURRENT YIELD and EFFECTIVE YIELD of Class I, II or III shares in advertisements or in reports or other communications with shareholders. Both yield figures are based on historical earnings and are not intended to indicate future performance. CURRENT YIELD refers to the income generated by an investment over a seven-day period expressed as an annual percentage rate. Since money market funds seek to maintain a stable $1.00 share price, current yields are the most common illustration of money market fund performance. The EFFECTIVE YIELD is calculated similarly, but assumes that the income earned from the investment is reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect on this assumed reinvestment. In addition to the current yield, yields may be quoted in advertising based on any historical seven-day period.

  Municipal Money Market Portfolio also may quote the TAX EQUIVALENT YIELD for Class I, II or III shares, which shows the taxable yield an investor would have to earn, before taxes, to equal the tax-free yield. A tax equivalent yield is calculated by dividing the tax-exempt current yield by the result of one minus a stated federal tax rate.

   The yield of the three Classes of each Portfolio are calculated separately due to separate expense structures as indicated in the "Summary Of Portfolio Expenses"; the yields of Class II and Class III will be lower than that of Class
I. For additional performance information, contact your Investment Professional or ALPS for a free Annual Report and Statement of Additional Information for these Portfolios.

--------------------------------------------------------------------------------
                            PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

  Money market obligations are generally traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank which makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. The selection of such broker-dealers is generally made based upon the price, quality of execution services and research provided.

  As a money market fund, each Portfolio does not pay commissions, as securities purchased and sold by each Portfolio will be traded on a net basis (i.e., without commission) through principals acting for their own account and not as agents for the issuer or otherwise involve transactions directly with the issuer of the instrument.


--------------------------------------------------------------------------------
          WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?
--------------------------------------------------------------------------------

  Each Portfolio intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Income dividends are declared daily and paid monthly.

  FEDERAL TAXES. Dividends derived from net investment income for U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio and Cash Reserve Portfolio, and short-term capital gains, if any, are taxable as ordinary income. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. Each Portfolio will send each investor, or if Class I, each Institutional Investor, an IRS Form 1099-DIV by January 31.

  Federally tax-free interest earned by Municipal Money Market Portfolio is federally tax-free when distributed as income dividends. If the Portfolio earns federally taxable income from any of its investments, it will be distributed as a taxable dividend. Gains on the sale of tax-free bonds result in a taxable distribution. Short-term capital gains and a portion of the gain on bonds purchased at a discount are taxed as dividends. The Portfolio may invest up to 100% of its assets in municipal obligations whose interest is subject to the federal alternative minimum tax (AMT) for individuals (private activity obligations). To the extent that the Portfolio invests in private activity obligations, individuals who are subject to the AMT will be required to report a portion of the Portfolio's dividends as a "tax preference item" in determining their federal income tax.

  STATE AND LOCAL TAXES. Mutual fund dividends from U.S. government securities generally are free from state and local income taxes. Income dividends distributed by the Portfolios attributable to interest on bonds or securities of the U.S. government or any of its agencies or instrumentalities will generally be exempt from Tennessee personal income tax. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. Ginnie Mae securities and other mortgage-backed securities are notable exceptions to this limitation, and will qualify for the benefit in most states. Some states may impose intangible property taxes.

  OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. You should consult your tax adviser for details and up-to-date information on the tax laws in your state to determine whether a Portfolio is suitable to your particular tax situation.

  When you sign an account application, you will be asked to certify that the taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require each Portfolio to withhold 31% of taxable distributions from your account.

--------------------------------------------------------------------------------
              WHAT ADVISORY AND OTHER FEES DO THE PORTFOLIOS PAY?
--------------------------------------------------------------------------------


  INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS. For managing its investment and business affairs, each Portfolio is obligated to pay First Tennessee, 4990 Poplar Avenue, Memphis, Tennessee, a monthly management fee at the annual rate of .25% of aggregate average net assets of all Money Market Portfolios of the Trust managed by First Tennessee through $1 billion, and .22% on amounts greater than $1 billion. First Tennessee has voluntarily agreed to waive its fees to .10% of each Money Market Portfolio's average net assets. This voluntary waiver can be discontinued at any time.

  Under the Investment Advisory and Management Agreement, First Tennessee may, with the prior approval of the Trustees and the shareholders of the Portfolio, engage one or more sub-advisers which may have full investment discretion to make all determinations with respect to the investment and reinvestment of all or any portion of a Portfolio's assets, subject to the terms and conditions of the Investment Advisory and Management Agreement and the written agreement with any such sub-adviser. In the event one or more sub-advisers is appointed by First Tennessee, First Tennessee shall monitor and evaluate the performance of such sub-advisers, allocate Portfolio assets to be managed by such sub-advisers, recommend any changes in or additional sub-advisers when appropriate and compensate each sub-adviser out of the investment advisory fee received by First Tennessee from each Portfolio.

  First Tennessee has experience as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $16 billion in assets under administration (including non-discretionary accounts) and $4 billion in assets under management as of June 30, 1998, as well as experience in supervising sub-advisers.

  BIMC (formerly known as PNC Institutional Management Corporation), 400 Bellevue Parkway, Wilmington, Delaware, serves as the Sub-Adviser for each Portfolio subject to the supervision of First Tennessee, pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. BIMC is a wholly-owned subsidiary of PNC Bank National Association (PNC Bank). BIMC was organized in 1973 to perform advisory services for investment companies. BIMC changed its name in 1998 following a reorganization of its investment management operations. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp., a multi-bank holding company. BIMC advises or manages approximately 48 short-term liquid asset portfolios, including money market portfolios, with total assets of approximately $44 billion as of September 30, 1998. BIMC is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .08% of aggregate average net assets of all of the First Funds Money Market Portfolios advised by BIMC through $500 million, .06% of the next $500 million, and .05% on such assets equalling $1 billion or more.

  ADMINISTRATOR AND DISTRIBUTOR. ALPS, 370 17th Street, Suite 3100, Denver, Colorado 80202, serves as the Administrator and Distributor for each Portfolio. As Administrator, ALPS assists in each Portfolio's administration and operation, including but not limited to, providing office space and various legal and operational services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to and receives from each Portfolio a monthly fee at the annual rate of .075% of average net assets.

  First Tennessee serves as the Co-Administrator for each Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive from each Portfolio a monthly fee at the annual rate of .05% of average net assets. First Tennessee is voluntarily waiving this fee to
 .025%; however, there is no guarantee that this waiver will continue.

  As the Distributor, ALPS sells shares of each Portfolio as agent on behalf of the Trust at no additional cost to the Trust. First Tennessee and its affiliates do not participate in and are not responsible for selling as an agent on behalf of the Trust, underwriting or distributing Trust shares. Consistent with applicable law, affiliates of First Tennessee may receive commissions or asset-based fees.

  TRANSFER AGENT AND CUSTODIAN. Chase Global Funds Services Company (the Transfer Agent), a division of Chase Manhattan Bank, N.A. provides transfer agent and related services for each Portfolio. Chase Manhattan Bank, N.A. is custodian of each Portfolio's assets.

  PRICING AND ACCOUNTING. Chase Global Funds Services Company also serves as the Fund Accountant and thereby calculates the NAV and dividends of each Class and maintains the Portfolio and general accounting records.

  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN. The Trustees have adopted a Distribution Plan on behalf of Class III of each Portfolio pursuant to Rule 12b-1 (the Rule) under the 1940 Act. The NASD subjects asset-based sales charges to its maximum sales charge rule. Fees paid pursuant to each Portfolio's Distribution Plan will be limited by the restrictions imposed by the NASD rule. Each Distribution Plan provides for payment of a fee to ALPS at the annual rate of up to .45% of the average net assets of Class III; however, the Trustees have limited such fees to .25% of Class III's average net assets. All or a portion of these fees will in turn be paid to Investment Professionals as compensation for selling shares of Class III and for providing ongoing sales support services. The Trustees have also adopted Shareholder Servicing Plans on behalf of Class II of each Portfolio under which Investment Professionals are paid at the annual rate of up to .25% of the average net assets of Class II for shareholder services and account maintenance, including responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting. The Distribution Fees and the Shareholder Servicing Fees are expenses of Class III and Class II, respectively, in addition to the Management Fee, and Administration and Co-Administration Fees, and will reduce the net income and total return of both Classes.

--------------------------------------------------------------------------------
                       HOW ARE THE PORTFOLIOS ORGANIZED?
--------------------------------------------------------------------------------

  U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio, and Cash Reserve Portfolio are diversified portfolios of First Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. Each Portfolio consists of three separate Classes. The Trustees supervise the Trust's activities and review its contractual arrangements with companies that provide the Trust with services. The Trust is not required to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio or Class with respect to issues affecting that Portfolio or Class, or the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving investment advisory agreements. Shareholders receive one vote for each share owned and fractional votes for fractional shares owned. A Portfolio or Class votes separately with respect to issues affecting only that Portfolio or Class.

  Pursuant to the Declaration of Trust, the Trustees have the authority to issue additional Classes of shares for each Portfolio of the Trust.

--------------------------------------------------------------------------------
           INVESTMENT INSTRUMENTS, TRANSACTIONS, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

  The following paragraphs provide a brief description of the securities in which each Portfolio may invest and the transactions each may make. Each Portfolio is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with each Portfolio's investment objective and policies.

  ASSET-BACKED SECURITIES purchased by each Portfolio may include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

  BANKERS' ACCEPTANCES purchased by Cash Reserve Portfolio are negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and also usually are backed by goods in international trade.

  CERTIFICATES OF DEPOSIT purchased by Cash Reserve Portfolio are negotiable certificates that represent a commercial bank's obligations to repay funds deposited with it and earn rates of interest over given periods.

  COMMERCIAL PAPER purchased by Cash Reserve Portfolio are short-term obligations issued by banks, broker-dealers, corporations and other entities for purposes such as financing their current operations.

  CORPORATE OBLIGATIONS purchased by Municipal Money Market Portfolio and Cash Reserve Portfolio are bonds and notes issued by corporations and other business organizations to finance their credit needs.

  DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. Each Portfolio may buy and sell obligations on a when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could affect the market value of a Portfolio's assets. Ordinarily, each Portfolio will not earn interest on obligations until they are delivered.

  DEMAND FEATURES AND STANDBY COMMITMENTS. A demand feature purchased by Municipal Money Market Portfolio is a put that entitles the security holder to repayment of the principal amount of the underlying security at any time or at specified intervals not exceeding 397 days on no more than 30 days' notice. A standby commitment is a put that entitles the security holder to same-day settlement at amortized cost plus accrued interest.

  ILLIQUID SECURITIES. Under guidelines established by the Trustees, BIMC, under the supervision of First Tennessee, determines the liquidity of the Portfolios' investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments or securities subject to legal restrictions may involve time-consuming negotiation and legal expenses. It may be difficult or impossible for the Portfolio to sell illiquid or restricted securities promptly at an acceptable price. Each Portfolio may invest up to 15% of its assets in illiquid investments.

  RESTRICTED SECURITIES. The Portfolio may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 (restricted securities). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Provided that the security has a demand feature of seven days or less, or a dealer or institutional trading market exists, these restricted securities are not treated as illiquid securities for the purposes of the Portfolio's investment limitations. Investing in restricted securities could have the effect of increasing the level of Portfolio illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

  LETTERS OF CREDIT. Issuers or financial intermediaries who provide demand features or standby commitments often support their ability to buy obligations on demand by obtaining letters of credit (LOCs) or other guarantees from domestic or foreign banks. LOCs also may be used as credit supports for municipal instruments purchased by Municipal Money Market Portfolio. BIMC may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, BIMC, under the supervision of First Tennessee, will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

  MONEY MARKET refers to the marketplace where short-term, high grade debt obligations are traded, including U.S. government obligations, commercial paper, certificates of deposit, bankers' acceptances, time deposits and short-term corporate obligations. Money market instruments may carry fixed rates of return or have variable or floating interest rates.

  MUNICIPAL LEASE OBLIGATIONS purchased by Municipal Money Market Portfolio are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of significant loss to the Portfolio. Certificates of Participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made.

  MUNICIPAL SECURITIES purchased by Municipal Money Market Portfolio include GENERAL OBLIGATION SECURITIES, which are backed by the full taxing power of a municipality, and REVENUE SECURITIES, which are backed by the revenues of a specific tax, project, or facility. INDUSTRIAL REVENUE BONDS are a type of revenue bond backed by the credit and security of a private issuer and may involve greater risk. PRIVATE ACTIVITY MUNICIPAL SECURITIES, which may be subject to the federal AMT, include securities issued to finance housing projects, student loans, and privately owned solid waste disposal and water and sewage treatment facilities. TAX AND REVENUE ANTICIPATION NOTES are issued by municipalities in expectation of future tax or other revenues, and are payable from those specific taxes or revenues BOND ANTICIPATION NOTES normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. TAX-EXEMPT COMMERCIAL PAPER are promissory notes issued by municipalities to help finance short-term capital or operating needs.

  RESOURCE RECOVERY BONDS purchased by Municipal Money Market Portfolio are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

  REPURCHASE AGREEMENTS are transactions by which a Portfolio agrees to purchase a security subject to the seller's agreement to repurchase it at a mutually agreed upon date and price. In the event of the bankruptcy of the seller, a Portfolio could experience delays in recovering its cash. To the extent that, in the meantime, the value of the obligations purchased had decreased, a Portfolio could experience a loss. In all cases, BIMC must find the creditworthiness of the other party to the transaction satisfactory.

  REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker-dealer, in return for cash. At the same time, each Portfolio agrees to repurchase the instrument at an agreed upon price and time. Each Portfolio expects that it will engage in reverse repurchase agreements for temporary purposes such as to fund redemptions, or with respect to U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, and Cash Reserve Portfolio, when each is able to invest the cash so acquired at a rate higher than the cost of the agreement, which would increase income earned by these Portfolios. Reverse repurchase agreements may increase the risk of fluctuation in the market value of a Portfolio's assets or in each Portfolio's yield. Engaging in reverse repurchase agreements may involve an element of leverage, and each Portfolio will not purchase a security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. Each Portfolio may engage in reverse repurchase agreements only with those parties whose creditworthiness has been reviewed and found satisfactory by BIMC consistent with each Portfolio's objective and policies.

  SECURITIES LENDING. Each Portfolio may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows each Portfolio to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by BIMC to be of good standing. Furthermore, they will only be made if, in BIMC's judgment, the consideration to be earned from such loans would justify the risk.

  BIMC understands that it is the current view of the SEC Staff that a Portfolio may engage in loan transactions only under the following conditions: (1) the Portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest,or other distributions on the securities loaned and to any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which a Portfolio is authorized to invest.

  STRIPPED GOVERNMENT SECURITIES. Stripped securities are created by separating the income and principal components of a debt instrument and selling them separately. Each Portfolio may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) that are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP STRIPS are eligible investments for U.S. Government Money Market Portfolio, Municipal Money Market Portfolio and Cash Reserve Portfolio.

  Cash Reserve Portfolio and Municipal Money Market Portfolio may purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payments that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs), and generic Treasury Receipts (TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (FICO) can also be stripped in this fashion.

  Because of the SEC's views on privately stripped government securities, Cash Reserve Portfolio must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds. Accordingly, Cash Reserve Portfolio currently intends to purchase only those privately stripped government securities that have either received the highest rating from two nationally recognized rating services (or one, if only one has rated the security), or, if unrated, been judged to be of equivalent quality by BIMC.

  TIME DEPOSITS purchased by Cash Reserve Portfolio are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

  U.S. GOVERNMENT OBLIGATIONS are debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government obligations are backed by the full faith and credit of the United States. For example, obligations issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Obligations issued by the Federal Home Loan Bank are supported only by the credit of the agency. There is no guarantee that the government will support these types of obligations, and therefore they involve more risk than other government obligations.

  U.S. TREASURY OBLIGATIONS are obligations issued by the United States and backed by its full faith and credit.

  VARIABLE AND FLOATING RATE INSTRUMENTS for Municipal Money Market Portfolio, including certain participation interests in municipal obligations, have interest rate adjustment formulas that help to stabilize their market values. Many variable or floating rate instruments also carry demand features that permit the Portfolio to sell them at par value plus accrued interest on short notice. When determining the maturity of a variable or floating rate instrument, the Portfolio may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.

  VARIABLE AND FLOATING RATE INSTRUMENTS for U.S. Government Money Market Portfolio and Cash Reserve Portfolio, including notes purchased directly from issuers, bear variable or floating interest rates and may carry rights that permit holders to demand full payment from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated market-based interest rate, while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

  ZERO COUPON BONDS purchased by each Portfolio do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.
In calculating its daily dividend, each Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

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                    INVESTMENT ADVISER AND CO-ADMINISTRATOR
                    ---------------------------------------

                   First Tennessee Bank National Association
                                  Memphis, TN

                                  SUB-ADVISER
                                  -----------

                 BlackRock Institutional Management Corporation
                                 Wilmington, DE

                                    OFFICERS
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                         Richard C. Rantzow, President
                            Jeremy O. May, Treasurer
                           James V. Hyatt, Secretary

                                    TRUSTEES
                                    --------

                              Thomas M. Batchelor
                                 John A. DeCell
                               L.R. Jalenak, Jr.
                                Larry W. Papasan
                               Richard C. Rantzow

                         ADMINISTRATOR AND DISTRIBUTOR
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                        ALPS Mutual Funds Services, Inc.
                                   Denver, CO

                   TRANSFER AND SHAREHOLDER SERVICING AGENT
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                      Chase Global Funds Services Company
                                   Boston, MA

                                   CUSTODIAN
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                           Chase Manhattan Bank, N.A.
                                  New York, NY